--------------------------------------------------------------------------------



February 11, 2000



LETTER FROM THE PRESIDENT


Dear contract holder:

It has been more than a year now since the world began counting down the days to January 1, 2000 and the looming Y2K computer issue. The opinions of what might happen varied from those who passed Y2K off as nothing but media hysteria to those who truly believed we were facing a global Armageddon. Well, I am thankful to report that the New Year uneventfully came and passed, and the world celebrated the arrival of the year 2000 with much jubilation.

We at Cova were especially glad to see the New Year come as we anxiously awaited the closing of the acquisition of the Cova companies by Metropolitan Life Insurance Company. As you are probably aware, Metropolitan announced their intention to purchase the Cova companies on August 26, 1999. The transaction was completed on January 6, 2000, and as I draft this letter, I am pleased to announce that Cova is now a MetLife company.

For Cova, this transaction meant that we would be affiliated with the largest life insurance company in North America, with more than $400 billion in assets under management and more than $1.7 trillion of life insurance in force. For Cova and its contract holders, being affiliated with MetLife resulted in immediate benefits as Cova's ratings were quickly upgraded by the following rating agencies once the closing was announced:

Standard & Poor's          AA-      (Excellent) for claims-paying ability
Moody's                    Aa2      (Excellent) for financial strength
A.M. Best                  A        (Excellent) for financial strength
Duff & Phelp's             AA+      (Very High) for claims-paying ability

With the deal now behind us, we enter into a planning stage to determine how we can capitalize on the synergies that exist between the Cova companies and MetLife. For MetLife, this means a partnership with a company characterized by award-winning service as well as by the value we bring to our contract holders. For Cova, this means access to a wealth of resources offered by MetLife.

We look forward to a prosperous and enterprising future as a MetLife company--a future that will allow us to offer even greater value to you--our contract holders. Of course, it is to our contract holders that we provide this annual report of the fund managers in the Cova Series Trust. Also enclosed is the financial report for the General American Capital Company Money Market Fund. We thank you for placing your long-term retirement needs in the hands of Cova.

Sincerely,
[Sig L.J. Stensrud] [GRAPHIC OMITTED]
L.J. Stensrud
President and CEO
Cova Life Sales Company
[Cova logo]  [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Small Cap Stock Portfolio                        For the year ended 12/31/99
Managed by J.P. Morgan Investment Management

--------------------------------------------------------------------------------

The Small Cap Stock Portfolio finished the year strong up 44.56%. The fund outperformed its benchmark, the Russell 2000 Index1 in the year ending December 31,1999.

The broad small cap market narrowly edged past the S&P 500 for the year. The Russell 2000 Index was up 21.26% for the 12 months ending December 31, 1999, while the S&P 5002 returned 21.04% over the same period. Once again growth indices dominated by technology shares led the market, while value stocks lagged. The Russell 2000 Growth Index3 was up 43.09% for the 12 month period versus the Russell 2000 index +21.26% and the Russell 2000 Value Index4, -1.49%.

The portfolio's outperformance can be attributed to stock selection and sector allocation. The decision to overweight in the technology sector allowed the portfolio to end the year well ahead of the benchmark. For the past twelve months, SDL Inc. (+1,000.3%), a company that manufactures semiconductor lasers and fiber optic products had the biggest impact on portfolio performance. The company rallied in-line with other tech infrastructure companies that enhance broadband capabilities. Orbital Sciences Corp. (-57.8%), a company that designs and manufactures space and information systems, was the largest detractor to performance over the past 12 months due to earnings shortfalls and accounting restatements.

Though the portfolio went into year-end with significant overweighted positions in both technology and communications companies, over the month of December we began trimming these positions. We've shifted more assets into the consumer services and insurance sectors, which we believe are attractively valued, relative to their long-term earnings potential. The portfolio remains highly diversified and well positioned for a broadening in the market. On a valuation basis, our internal valuation tools, as well as current price-to-earnings ratios, are still near historical extremes in favor of small caps. Given both the prolonged underperformance of the small-cap market and relative valuation, we continue to believe small-cap stocks are undervalued relative to large-cap stocks. In addition we believe that the portfolio, which is highly diversified, is well positioned to absorb volatility.

1 The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

2 The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

3 The Russell 2000 Growth Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not include fees or expenses and is not available for direct investment.

4 The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not include fees or expenses and is not available for direct investment.

Marian U. Pardo
Alexandra Wells
Portfolio Managers
J.P. Morgan Investment Management Inc.

Top 10 Portfolio Holdings by Market Value
As of 12/31/99
                                           % of portfolio
------------------------------------------ ------------------
Human Genome Sciences Inc.                 2.6
------------------------------------------ ------------------
Microstrategy Inc.                         2.2
------------------------------------------ ------------------
Checkfree Holdings Inc.                    1.8
------------------------------------------ ------------------
Applied Micro Circuits Corp.               1.7
------------------------------------------ ------------------
Georgia Gulf Corp.                         1.3
------------------------------------------ ------------------
Geon Co.                                   1.3
------------------------------------------ ------------------
Advanced Fibre Communications Inc.         1.3
------------------------------------------ ------------------
Cooper Cameron Corp.                       1.2
------------------------------------------ ------------------
Wellman Inc.                               1.1
------------------------------------------ ------------------
Allegiance Telecom Inc.                    1.1
------------------------------------------ ------------------

-----------------------------------------------------------------------
Sector Allocation (% of portfolio market value)
As of 12/31/99
-----------------------------------------------------------------------

JPM small cap pie chart


Technology                                         35.1
Healthcare/Drugs                                   10.6
Finance                                               9
Basic Industry                                      7.6
Consumer Services                                   6.5
Capital Goods                                       3.6
Energy                                              3.6
Consumer Staples                                    3.1
Utilities                                           2.5
Other                                              18.4
-----------------------------------------------------------------------

                      Small Cap Stock Portfolio, managed by
            J.P. Morgan Investment Management vs. Russell 2000 Index
                            Growth Based on $10,000+
                                  [Line Graph]

JPM small cap vs Russell 2000 plot points
               JPM Small Cap                  Russell 2000
                   10000                        10000
"6/96"              9955                         9967
                   10091                        10001
"12/96"            10825                        10521
                   10089                         9977
"6/97"             11630                        11595
                   13371                        13320
"12/97"            13135                        12874
                   14739                        14169
"6/98"             13753                        13508
                   10797                        10787
"12/98"            12426                        12546
                   11834                        11865
"6/99"             13172                        13710
                   13293                        12844
"12/99"            17963                        15172



----------------------------- ---------------- ----------- -------------------
                              Average Annual
                              Return1
----------------------------- ---------------- ----------- -------------------
                              1 Year           3 Year      Since inception+
----------------------------- ---------------- ----------- -------------------
Small Cap Stock Portfolio,
managed by JPMIM              44.56%           18.23%      17.30%
----------------------------- ---------------- ----------- -------------------
Russell 2000 Index            21.26%           13.08%      10.87%
----------------------------- ---------------- ----------- -------------------

+Performance is shown from date of initial public offering, May 1, 1996.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
Quality Bond Portfolio                              For the year ended 12/31/99
Managed by J.P. Morgan Investment Management

--------------------------------------------------------------------------------

The Quality Bond Portfolio provided a total return of -1.54% for the year ending December 31, 1999. The Salomon Broad Investment Grade Index1 returned -0.84% for the same time period.

Bond yields ended the year sharply higher as investors reassessed the strengthening economy and anticipated tighter monetary policy after the Y2K turn. Consumption continued to grow rapidly as third quarter final GDP at 5.7% was revised almost a full percentage point above the original estimate. The strong equity rally in December suggests the Fed's tightening action thus far will do little to stem economic growth. Low unemployment, firm wage laws, together with the unprecedented external deficit, imply the need to slow the economy to a more sustainable pace, even in the absence of any significant consumer price pressures. The Salomon BIG Index fell 0.2% for the quarter bringing the full year decline to -0.8%.

Earlier in the year, the Portfolio was conservatively positioned in corporate bonds and held a heavy allocation to mortgage backed securities. In addition we maintained an overweight position in AAA rated agency debenture bonds. Towards the end of the year, the Portfolio's largest positions, vis-a-vis the major aggregate indexes, reflected our positive outlook on mortgages relative to U.S. Treasuries. The corporate sector outperformed Treasuries during the last quarter. This was primarily due to the abatement of Y2K fears in the market and the presence of buyers who had built up cash and were stretching for yield ahead of the first quarter. The Portfolio was modestly overweighted in the corporate sector and we remained comfortable with the overweight position in anticipation of a strong economic backdrop and light near-term supply.

Following the late October Fed tightening and their move to neutral bias, Treasury yields fell by approximately 30 basis points. With the view that this move put yields below justifiable levels, we shifted the Portfolio's duration position early in November from neutral to a modest short position relative to the index. We maintained this duration position through the end of the year.

With little sign of any material slowing in U.S. growth, aside from some moderation in the construction sector, the U.S. bond market lacked fundamental support at year-end. Strong business and consumer confidence, a robust equity market and very buoyant labor market suggest the need for additional Fed policy tightening. The market continues to discount an insufficient amount of tightening this year in order to slow the economy to an acceptable pace. As a result, we expect to continue to remain defensive in the first half of next year in terms of the Portfolio's duration positions as U.S.Treasury yields should continue to move higher.

1 The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

Harriet T. Huber
William G. Tennille
Portfolio Managers

J.P. Morgan Investment Management Inc.
------------------------------------------------------------------------------
Asset Allocation (% of portfolio market value)
As of 12/31/99



JPM qual bond pie chart

U.S. Agency and Corporate Mortgage Backed         53.3
Corporate Investment Grade                        24.3
U.S. Treasury and Agency                          13.6
Asset Backed Securities                            6.3
Corporate High Yield                               1.4
Emerging Market Debt                               1.1

      Quality Bond Portfolio, managed by J.P. Morgan Investment Management
             vs. Salomon Brothers Broad Investment-Grade Bond Index
                            Growth Based on $10,000+

                                  [Line Graph]


JPM qual bond vs Salomon plot points
                 JPM Quality Bond          Salomon
                  10000                     10000
"6/96"            10095                     10129
                  10140                     10318
"12/96"           10577                     10629
                  10488                     10574
"6/97"            10845                     10955
                  11190                     11319
"12/97"           11495                     11652
                  11706                     11840
"6/98"            11983                     12114
                  12481                     12617
"12/98"           12469                     12673
                  12390                     12609
"6/99"            12209                     12497
                  12277                     12588
"12/99"           12277                     12566


------------------------------------------ -------------------- -------- --------------
                                           Average Annual
                                           Return1
------------------------------------------ -------------------- -------- --------------
                                           1 Year               3 Year   Since
                                                                         inception+
------------------------------------------ -------------------- -------- --------------
Quality Bond Portfolio,
managed by JPMIM                           -1.54%               5.18%    5.79%
------------------------------------------ -------------------- -------- --------------
Salomon Brothers BIG Index                 -0.84%               5.74%    6.43%
------------------------------------------ -------------------- -------- --------------

+Performance is shown from date of initial public offering, May 1, 1996.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Quality Bond Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
Select Equity Portfolio                          For the year ended 12/31/99
Managed by J.P. Morgan Investment Management

--------------------------------------------------------------------------------

The Select Equity Portfolio returned 9.71% for the year ended December 31,1999. Our investment approach, which selects stocks which are the most undervalued relative to their longer term earnings and cash flow prospects, proved less effective in a market fiercely driven by price momentum.

The confluence of a strong economy, abundant liquidity, and high investor confidence going into the Year 2000 rollover fueled a stunning year-end rally. Stocks surged during the final quarter of 1999, leading the major indexes to close out the millennium at record highs. Still, despite outstanding performance in the broader market averages, 1999 was a turbulent year with significant dispersion in returns between sectors and investment styles. Once again, growth outperformed value, large-cap stocks outperformed small-cap stocks, and technology stocks, despite a difficult first half, delivered spectacular performance for the year. Internet obsession led the technology sector to jump 109% -- a stunning achievement, particularly following last year's gain of 78%. Technology now accounts for 30% of the market capitalization of the S&P 500 index.1

By contrast, six of the sixteen sectors we track actually lost value during 1999: consumer staples (-12.9%), utilities (-9.7%), transportation (-9.6%), drugs (-9.3%), health service (-7.8%), and consumer cyclical (-7.8%). Indeed, fully 49.5% of the stocks in the S&P 500 finished the year lower. This explains why an equal-weighted version of the index would have produced roughly one-half the index return, or 11.9%, for the year.

Like the market, the sector performance within the fund showed both a wide distribution of individual returns and a narrow concentration of outperforming issues. Stock selection among technology issues was particularly beneficial. Sun Microsystems gained 262% while Internet optimism also propelled holdings in Cisco Systems (+131%) and EMC Corp (+116%). Improving semiconductor supply/demand characteristics, together with explosive growth in wireless communications, powered Texas Instruments shares 126% higher. Underweighting PC makers Dell and Compaq, which underperformed during the year, also contributed to results. On the other hand, stock picks in the multi-industry group performed poorly. Waste Management was the worst performer in the portfolio, losing 63% of its value as it restated earnings and lowered forecasts. Underweighting GE, whose 54% gain accounted for almost 10% of the rise in the S&P 500 index, also hurt results.

The strength of high-profile equity indexes despite notable increases in bond yields and measured price inflation was arguably the defining feature of the financial market action in 1999. The Federal Reserve's active pursuit of a generous monetary policy on the eve of the calendar date change to 2000, coincident with high investor confidence, produced this result. Going forward, we believe the medium-term goal will be tighter, not easier, monetary conditions. Rising interest rates should curb euphoric consumer confidence and spending, and could dampen upside potential for U.S. stocks. Technology may be particularly vulnerable in this scenario, since stocks in this sector trade at
2.5 times the market multiple and currently claim over 80% of net domestic mutual fund inflows.

Peggy Adams
Thomas M. Luddy
Portfolio Managers
J.P. Morgan Investment Management Inc.

1 The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.



---------------------------------------------------------------------
Sector Allocation (% of portfolio market value)
As of 12/31/99



JPM select equity pie chart

Technology                      24.6
Finance                          9.7
Telephone                        9.3
Multi-Industry                   8.1
Drugs                            6.9
Energy                           6.4
Basic Industry                   6.2
Consumer Staples                   6
Services                         5.7
Other                           17.1


Top 10 Portfolio Holdings by Market Value
As of 12/31/99
                                  % of portfolio
--------------------------------- -----------------
Microsoft Corp.                   5.3
--------------------------------- -----------------
Exxon Mobil Corp.                 4.3
--------------------------------- -----------------
Tyco International Ltd.           3.1
--------------------------------- -----------------
Cisco Systems Inc.                3.1
--------------------------------- -----------------
General Electric Co.              3.0
--------------------------------- -----------------
Sun Microsystems Inc.             2.0
--------------------------------- -----------------
Intel Corp.                       2.0
--------------------------------- -----------------
AT&T Corp.                        1.9
--------------------------------- -----------------
MCI WorldCom Inc.                 1.9
--------------------------------- -----------------
Rohm & Haas Co.                   1.7
--------------------------------- -----------------

                       Select Equity Portfolio, managed by
               J.P. Morgan Investment Management vs. S&P 500 Index
                            Growth Based on $10,000+

                                  [Line Graph]


JPM select equity vs S&P 500 plot points
                 JPM Sel Equity                  S&P 500
                      10000                       10000
"6/96"                 9852                       10252
                      10004                       10507
"12/96"               10837                       11323
                      10932                       11574
"6/97"                12966                       13531
                      14372                       14481
"12/97"               14224                       14835
                      15930                       16842
"6/98"                16147                       17332
                      14384                       15547
"12/98"               17496                       18791
                      17779                       19664
"6/99"                19476                       20984
                      16955                       19608
"12/99"               19195                       22460


------------------------------------------- ------------------------ --------
                                            Average Annual Return1
------------------------------------------- ------------------------ --------
                              1 Year      3 Year       Since
                                                       inception+
----------------------------- ----------- ------------ ----------------
Select Equity Portfolio,
managed by JPMIM              9.71%       20.92%       19.44%
----------------------------- ----------- ------------ ----------------
S&P 500 Index                 21.04%      27.56%       23.93%
----------------------------- ----------- ------------ ----------------

+Performance is shown from date of initial public offering, May 1, 1996.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Select Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
Large Cap Stock Portfolio                          For the year ended 12/31/99
Managed by J.P. Morgan Investment Management

--------------------------------------------------------------------------------

The Large Cap Stock Portfolio returned 17.64% for the year ended December 31,1999. The S&P 5001 returned 21.04% during this period, posting record highs by climbing to a record 1,469.25 for the year.

After a strong 1998 and first half of 1999, the third and fourth quarters were difficult ones for the Large Cap Stock Portfolio. In the second half of the year, the equity market reverted back to a very narrow group of outperforming stocks as investors sought out the companies with positive earnings and price momentum.

During the latter half of the year, investors tended to focus on short-term earnings, projecting them forward indefinitely, which was a challenge to the performance of the portfolio. The investment strategy employed by the portfolio focuses on normalized earnings and intermediate growth rates, thus it tended to be challenged by the unprecedented market environment that we experienced during the latter part of the year. In addition, while the portfolio is well diversified and its risk controls are robust, during times of extreme internal market divergence, even modest exposures to common risk factors such as price momentum can result in out of scale performance results.

Finally, our analysts depend on accurate financial data from the companies that they cover to set their earnings forecasts. Companies that look attractive to our analysts are overweighted in the portfolio and in some instances, less than candid disclosures by company management followed by divergent reported earnings resulted in a sharp correction in stock prices. In particular, underperformance in the second half of the year was led by Waste Management, which was overweighted and detracted from relative performance due to the accounting issues discussed above. Strong relative performance in the tech sector added to performance but was more than offset by challenges from the Services sector (primarily due to an overweight in Service Corp.) and Insurance (an underweight in AIG and an overweight in UnumProvident was pressed by the market's momentum buying in AIG). Additionally, difficulty with American Home Products and diet pill litigation also hurt performance.

We remain confident in our investment process and risk controls, and expect that the historically wide spread between the most and least attractive names in our universe suggests opportunities ahead.

1 The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

John M. Devlin, Jr.
James Wiess
Portfolio Managers
J.P. Morgan Investment Management Inc.


Top 10 Portfolio Holdings by Market Value
As of 12/31/99
                                 % of portfolio
--------------------------------------------------
Microsoft Corp.                   5.9
--------------------------------- ----------------
General Electric Co.              4.1
--------------------------------- ----------------
Cisco Systems Inc.                3.9
--------------------------------- ----------------
Intel Corp.                       3.2
--------------------------------- ----------------
Exxon Mobil Corp.                 3.0
--------------------------------- ----------------
Lucent Technologies Inc.          2.6
--------------------------------- ----------------
Wal-Mart Stores Inc.              2.4
--------------------------------- ----------------
SBC Communications Corp.          2.1
--------------------------------- ----------------
MCI WorldCom Inc.                 2.0
--------------------------------- ----------------
Procter & Gamble Co.              2.0
--------------------------------- ----------------


Top 10 Portfolio Sectors (% of portfolio market value)
As of 12/31/99

JPM Large Cap pie chart

Data Processing/Electronics            29.1
Finance                                10.1
Telephone                               8.4
Drugs                                   7.9
Multi-Sector/Misc. Industrial           7.6
Retail                                  6.6
Consumer Staples                        6.1
Energy                                  5.6
Services                                  5
Other                                  13.6

                      Large Cap Stock Portfolio, managed by
               J.P. Morgan Investment Management vs. S&P 500 Index
                            Growth Based on $10,000+

                                  [Line Graph]


JPM Large Cap vs. S&P 500 plot points

                 JPM Large Cap                S&P 500
                   10000                       10000
"6/96"             10237                       10252
                   10419                       10507
"12/96"            11467                       11323
                   11724                       11574
"6/97"             13863                       13531
                   14902                       14481
"12/97"            15238                       14835
                   17516                       16842
"6/98"             18192                       17332
                   16400                       15547
"12/98"            20161                       18791
                   20840                       19664
"6/99"             22731                       20984
                   21170                       19608
"12/99"            23717                       22460


------------------------------------------ ---------------------
                                           Average Annual
                                           Return1
------------------------------------------ ---------------------
                              1 Year    3 Year   Since inception+
----------------------------- --------- -------- ----------------------
Large Cap Stock Portfolio,
managed by JPMIM              17.64%    27.50%   26.52%
----------------------------- --------- -------- ----------------------
S&P 500 Index                 21.04%    27.56%   23.93%
----------------------------- --------- -------- ----------------------

+Performance is shown from date of initial public offering, May 1, 1996.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
International Equity Portfolio                     For the year ended 12/31/99
Managed by J.P. Morgan Investment Management

--------------------------------------------------------------------------------

The International Equity Portfolio returned 28.52% for the year-end December 31, 1999. The Portfolio outperformed the benchmark, MSCI EAFE Index1, which returned 27.30% for the same time period.

This outperformance reflects added value from stock selection in all major regions: the United Kingdom, continental Europe, and particularly Japan. Japan was the best performer amongst the major markets, reflecting both the surprising strength of its economy as well as signs of corporate restructuring. Two of our Japanese holdings that performed quite well were Softbank, the technology company with Internet interests, and Sony, which has transformed itself from an audio-visual hardware manufacturer to an entertainment conglomerate with its PlayStation. Another holding, Mitsubishi Chemical has been increasingly proactive in managing costs and improving profitability. Amongst the smaller markets, Hong Kong and Singapore did particularly well, with the surprising strength of the Asia region's recovery driving the returns to levels that even outperformed Japan.

Looking forward, the prospect of a further round of monetary policy tightening by central banks in the first quarter may dampen sentiment towards equities. However, the background of continuing global economic growth is supportive. In the UK we believe economic growth is set to continue, although the prospect of further interest rate increases is likely to prove to be a dampening effect. As for vulnerability in respect to Federal tightening, the Japanese central bank will maintain an easy monetary policy, but the market may pause after a strong 1999. Continental Europe continues to look attractive with low inflation and a strong improvement in corporate earnings. There is also still significant potential for corporate restructuring, and the expectation of a high level of mergers and acquisition and initial public offering activity.

1 The Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indexes that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

Nigel Emmett
Paul Quinsee
Portfolio Managers
J.P. Morgan Investment Management Inc.


-----------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/99


JPM Int. Equity pie chart

United Kingdom         17.9
Japan                  19.3
France                 11.5
Germany                10.8
Netherlands             8.6
Switzerland             6.9
Spain                   4.8
Italy                   4.2
Sweden                  3.5
Other                  12.5

Top 10 Portfolio Holdings by Market Value
As of 12/31/99
                                      % of portfolio
------------------------------------- ---------------
Mannesmann AG                         2.4
------------------------------------- ---------------
LM Ericcson                           2.3
------------------------------------- ---------------
Total Cie Francaise Petroles (Fina)   2.0
------------------------------------- ---------------
BP Amoco Plc                          2.0
------------------------------------- ---------------
Telefonica S.A.                       1.8
------------------------------------- ---------------
Nokia Oyj                             1.7
------------------------------------- ---------------
Roche Holding AG                      1.7
------------------------------------- ---------------
Nippon Telegraph and Telephone Corp.  1.6
------------------------------------- ---------------
Vodafone Group Plc                    1.6
------------------------------------- ---------------
Vivendi                               1.5
------------------------------------- ---------------

------------------------------------------------------

  International Equity Portfolio, managed by J.P. Morgan Investment Management
                               vs. MSCI EAFE Index
                            Growth Based on $10,000+

                                  [Line Graph]


JPM IE VS MSCI EAFE plot points
                 JPM Int. Equity           MSCI EAFE
                  10000                      10000
"6/96"            10172                      10059
                  10149                      10054
"12/96"           10859                      10221
                  11032                      10068
"6/97"            12003                      11383
                  12090                      11310
"12/97"           11491                      10432
                  12913                      11974
"6/98"            13189                      12109
                  11008                      10396
"12/98"           13107                      12553
                  13372                      12736
"6/99"            13851                      13069
                  14230                      13651
"12/99"           16846                      15979


----------------------------------------- ---------------------
                                   Average Annual
                                   Return1
---------------------------------- ---------------- -------- ---------------
                                   1 Year           3 Year   Since
                                                             inception+
---------------------------------- ---------------- -------- ---------------
International Equity Portfolio,
managed by JPMIM                   28.52%           15.80%   15.26%
---------------------------------- ---------------- -------- ---------------
MSCI EAFE Index                    27.30%           16.00%   13.64%
---------------------------------- ---------------- -------- ---------------


+Performance is shown from date of initial public offering, May 1, 1996.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the International Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
Bond Debenture Portfolio                 For the year ended 12/31/99
Managed by Lord, Abbett & Co.

--------------------------------------------------------------------------------

Market Review
1999 was a difficult year for bond investors. Interest rates began to rise during the first and second quarter of 1999 on the heels of exceptional U.S. economic growth. Despite little hard evidence of increasing wages or rising basic materials costs, the strength of the U.S. economy sparked concerns about a surge in inflation. Given these conditions, the U.S. Federal Reserve Board increased its key, short-term interest rate three separate times in 1999. Throughout the year, inflationary fears continued to plague the bond market. Investors worried that continued growth in the U.S. economy and rising oil prices would spark inflation even though excess capacity in industrial materials, a competitive world economy, high productivity, and low unemployment were still prominent. This tug of war between continued U.S. economic growth and the fear of escalating inflation resulted in one of the flattest bond markets in recent years, and many bond prices ended the year in decline. The notion that additional interest rate increases may lie ahead merely added to the ills of the U.S. bond market.

Portfolio Review
Overall, high-yield bonds held up better than government bonds despite challenging market conditions and the fact that interest rates rose 200 basis points (2%) during the past 15 months. The Portfolio's focus on high-yield/lower-rated bonds enabled it to perform well when compared to traditional government or investment-grade bond portfolios. Throughout the year, over 65% of the Portfolio consisted of high-yield bonds in order to take advantage of the tremendous yield advantages over Treasuries. Convertible securities, which posted solid returns as the stock market advanced, helped boost the Portfolio's performance. We continued to find good value in the technology, drug, telecommunications and media sectors. We maintained our moderate exposure to mortgage-backed securities, investing mainly in new, higher coupon FNMA bonds that were acquired at discount prices. If inflation remains in check, we may increase our exposure to these mortgage securities in lieu of Treasuries.

Outlook
We believe that the economy is experiencing a return to the inflation levels we had before the global deflationary prices of 1998, rather than a new level of high inflation. We will continue to be watchful of the Fed in light of talks of a rate hike in early 2000. However, we feel that bonds represent excellent value given today's level of inflation, and will continue to be attractive if the inflation level remains in the area of 2-3%. While in the short term we do not anticipate a meaningful decline in interest rates, we remain encouraged by signs such as lower housing starts, low inflation, and a U.S. government budget surplus. Typically, these signs indicate that the U.S. economy is slowing -- a factor which would bode well for the bond markets.

Christopher J. Towle
Portfolio Manager
Lord, Abbett & Co.



Top 10 Corporate Holdings by Market Value
As of 12/31/99
                                           % of portfolio
------------------------------------------ ----------------
NTL Inc.                                   2.0
------------------------------------------ ----------------
United Pan-Europe Communications NV        1.2
------------------------------------------ ----------------
Intermedia Communications of Florida Inc.  1.2
------------------------------------------ ----------------
Exodus Communications Inc.                 1.2
------------------------------------------ ----------------
Devon Energy Corp.                         1.2
------------------------------------------ ----------------
EchoStar Communications Corp.              1.1
------------------------------------------ ----------------
McLeodUSA Inc.                             1.0
------------------------------------------ ----------------
Iron Mountain Inc.                         1.0
------------------------------------------ ----------------
Sinclair Broadcast Group, Inc.             1.0
------------------------------------------ ----------------
Call-Net Enterprises Inc.                  0.9
------------------------------------------ ----------------

-------------------------------------------------------------
Portfolio Composition by Credit Quality

Ratings                                       % of portfolio
--------------------------------------------- ----------------
U.S. Treasury and Agency                        13.6
AA                                               1.0
A                                                1.8
BBB                                             10.1
BB                                              18.7
B                                               40.4
CCC                                              2.5
NR                                              11.9


-----------------------------------------------------
Top Portfolio Sectors (% of portfolio market value)
As of 12/31/99


LA Bond Deb pie chart

High Yield                                 61.3
U.S. Treasury and Agency                   13.6
Convertibles                               15.4
Other                                       4.7
Preferred Stock                             0.5
Convertible Preferred Stock                   2
Common Stock                                2.5

          Bond Debenture Portfolio, managed by Lord Abbett vs. Indices2
                            Growth Based on $10,000+

                                  [Line Graph]


LA bond deb vs indices plot points

             LA Bond Deb        ML Conv Ind    FB Hi Yield Ind    Salomon BIHGI

"6/96"         10000              10000            10000             10000
               10202              10069            10022             10129
"12/96"        10718              10288            10398             10318
               11359              10685            10857             10629
"6/97"         11433              10720            11017             10574
               12148              11722            11493             10955
"12/97"        12779              12895            12033             11319
               13053              12776            12228             11652
"6/98"         13711              13874            12595             11840
               13792              13768            12754             12114
"12/98"        13198              12232            11970             12617
               13870              13917            12299             12673
"6/99"         14083              14648            12501             12609
               14005              15758            12646             12497
"12/99"        13813              15686            12443             12588
               14342              20083            12702             12566


----------------------------------------- --------------------- ----------
                                          Average Annual
                                          Return1
----------------------------------------- --------------------- ----------
                                  1 Year       3 Year     Since
                                                          inception+
--------------------------------- ------------ ---------- ---------------
Bond Debenture Portfolio
managed by Lord Abbett             3.40%        8.30%      10.32%
--------------------------------- ------------ ---------- ---------------
First Boston High Yield Index2     3.28%        5.37%      6.98%
--------------------------------- ---------------------- ---------------
Salomon Brothers Broad
Investment High Grade Index2       -0.84%       5.74%      6.43%
--------------------------------- ------------ ---------- ---------------
Merrill Lynch All
Convertible Index2                 44.31%       22.93%     20.23%
--------------------------------- ------------ ---------- ---------------


+Performance is shown from date of initial public offering, May 1, 1996.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Bond Debenture Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The First Boston High Yield Index is representative of the lower rated debt (including straight-preferred stocks) investments in the portfolio; the Merrill Lynch All Convertible Index is representative of the equity-related securities in the portfolio; and Salomon Brothers Broad Investment High Grade Index is representative of the high-grade debt in the portfolio. The three indices chosen have elements of these three categories, but since there is no one index combining all three categories, these three separate indices may not be a valid comparison for the Portfolio. You may not directly invest in any of these indices. The indices do not reflect any expenses. Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains.

Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
Mid-Cap Value Portfolio                 For the year ended 12/31/99
Managed by Lord, Abbett & Co.

--------------------------------------------------------------------------------

Market Review
After a tough start in early 1999, value investors were rewarded briefly in the second quarter as performance in the stock market broadened out after several quarters of very narrow leadership. The stocks of mid-sized companies handily outperformed the large-cap growth stocks that had dominated the attention of investors. Stocks then retreated during the third quarter as fears of rising interest rates and slower earnings growth dampened investors' enthusiasm. Market leadership again narrowed and only a few specific industries were able to post gains. Performance across various market indices was similar, unlike earlier in the year when large capitalization stocks were the dominant leaders. Once again, stocks snapped back in the final quarter of the year. However, only a narrow group of high performers continued to dominate the market as the stocks of technology and communication companies overwhelmed the performance of the broader indices. As evidence, the S&P Mid-Cap 400 BARRA Value Index (mid-sized companies whose stocks are considered "value" oriented) was up only 2.3% for 1999, while the S&P Mid-Cap 400 BARRA Growth Index (mid-sized companies whose stocks are considered "growth" oriented) advanced by 28.7%.1

Portfolio Review
Technology stocks performed strongly throughout the year and, consistent with the overall market, the Portfolio benefited from its technology holdings. Investments in the electric utilities sector performed well as a result of a trend toward deregulation in the industry. Energy stocks were among the best performers during the third quarter, and the Portfolio benefited from its overweighting in this sector. Financial stocks were among the weakest performers. We consciously reduced the Portfolio's exposure to banks and other financial companies in 1998 and benefited in early 1999 from that decision. However, the few financial company stocks that we held (primarily insurance companies) provided positive contributions as fears of aggressive interest rate hikes by the Federal Reserve moderated and the prospect for insurance industry price hikes improved late in the year. Despite the bounce back in financials, we will probably remain underweighted in this group, as we see few catalysts to drive strong performance in this sector.

Outlook
With stocks of mid-sized companies selling at appealing discounts in comparison to large-company stocks and with many mid-sized companies displaying strong fundamentals and promising business developments, we believe the potential reward opportunities in the mid-cap value market are excellent. In our opinion, the greater risk now exists in stocks that have experienced the strongest recent performance; primarily large companies with strong expected earnings growth and technology companies. We feel these stocks have become very expensive relative to their fundamental business characteristics. We expect that a trend favoring value stocks will resume in 2000. We look forward to executing our research-driven, value-based investment strategy in such an environment.

Edward von der Linde
Portfolio Manager
Lord, Abbett & Co.


1The S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The Value Index contains stocks with higher book-to-price ratios; conversely, the Growth Index includes stocks with lower book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.



Top 10 Holdings by Market Value
As of 12/31/99
                                                   % of portfolio
-------------------------------------------------- ---------------
Dynergy Inc.                                       4.0
-------------------------------------------------- ---------------
Polymer Group Inc.                                 3.8
-------------------------------------------------- ---------------
Cabletron Systems Inc.                             3.2
-------------------------------------------------- ---------------
CK Witco Corp.                                     3.1
-------------------------------------------------- ---------------
Varian Medical Systems Inc.                        3.1
-------------------------------------------------- ---------------
Varian Semiconductor Equipment Associates Inc.     2.9
-------------------------------------------------- ---------------
Mylan Laboratories Inc.                            2.9
-------------------------------------------------- ---------------
Illinova Corp.                                     2.8
-------------------------------------------------- ---------------
Caremark Rx Inc.                                   2.6
-------------------------------------------------- ---------------
EOG Resources Inc.                                 2.4
-------------------------------------------------- ---------------




------------------------------------------------------------
Top 10 Portfolio Sectors (% of portfolio market value)
As of 12/31/99


LA mid cap pie chart

Energy                                  15.5
Finance                                 11.2
Utilities                               15.8
Not Classified                           8.4
Other                                    1.8
Capital Goods                            2.2
Technology                               8.2
Basic Industry                           7.8
Consumer Non Cyclicals                  22.1
Consumer Cyclicals                         7

    Mid-Cap Value Portfolio, managed by Lord Abbett vs. Russell Midcap Index2
                            Growth Based on $10,000+

                                  [Line Graph]

LA mid cap vs Rus mid cap plot points

                 LAmid cap          Russ mid cap
                   10000              10000
                   10440              10571
"12/97"            10490              10689
                   11361              11844
"6/98"             11308              11665
                    9383               9935
"12/98"            10606              11767
                   10125              11712
"6/99"             11829              12984
                   10940              11814
"12/99"            11211              13851


------------------------------------------- ---------------------
                            Average Annual
                            Return1
--------------------------- ---------------------
                            1 Year     Since
                                       inception+
--------------------------- ---------------------
Mid-Cap Value Portfolio
managed by Lord Abbett      5.71%      4.95%
--------------------------- ---------------------
Russell Midcap Index2       17.71%     14.77%
--------------------------- ---------------------


+Index is shown from the first full month since Portfolio's inception.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Mid-Cap Value Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The Russell Midcap Index measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
Large Cap Research Portfolio                      For the year ended 12/31/99
Managed by Lord, Abbett & Co.

--------------------------------------------------------------------------------

Market Review
The year was characterized by continued overall strength in both the equity market and the U.S. economy, but also by rising interest rates and continued global deflationary pressures. These factors combined to create an environment that, among large companies, favored a very select group of growth stocks with stable earnings growth. With the exception of a brief broadening of the market during the second quarter, investors stayed with names familiar to them, investing in companies that exhibited strong earnings and recent outstanding stock performance.

Portfolio Review
The Portfolio's performance was helped by our exposure to the technology sector. We are now beginning to pare back the Portfolio's allocation to technology stocks. The proceeds from those sales will most likely be used to increase our allocation to cyclical stocks such as paper, chemicals and electrical equipment, as well as other industrial stocks that tend to reflect the improving global economies.

We also began focusing some attention on the property and casualty insurance sector, and will seek out companies in this market segment that display improving fundamentals. At the same time, we were generally underweighted in financial companies, which worked to the Portfolio's advantage since many of these stocks continued to struggle as interest rates increased. Our holdings in health care services hurt the Portfolio, as political issues and government influence hampered the performance of these companies. Furthermore, electric utilities stocks, which typically do not perform well in a rising interest rate environment, also underperformed.

Outlook
We anticipate that the global economy will maintain steady improvement. We continue to be encouraged by low inflation rates and minimal trade restrictions around the world. As we begin the New Year, we believe that global cyclicals, (paper, chemicals and electric equipment) are among the best values in the market. Many financial services companies currently display solid fundamentals and, save for an increase in short-term interest rates by the Federal Reserve, we will likely add to our exposure in this area.

There are some signs that the U.S. economy may be moderating. As consumer debt levels climb, and mortgage refinancings, which reduce consumers' monthly mortgage payments, decrease, a slowdown in consumer spending is possible. Consequently, we remain moderately underweighted in consumer stocks, especially those that are highly sensitive to changes in economic activity.



Robert Morris
Portfolio Manager
Lord, Abbett & Co.



Top 10 Holdings by Market Value
As of 12/31/99
                                                 % of
                                                 portfolio
------------------------------------------------ -------------
Exxon Mobil Corp.                                4.4
------------------------------------------------ -------------
Unisys Corp.                                     3.3
------------------------------------------------ -------------
Computer Sciences Corp.                          2.9
------------------------------------------------ -------------
Qualcomm Inc.                                    2.8
------------------------------------------------ -------------
Aon Corp.                                        2.5
------------------------------------------------ -------------
AT&T Corp.                                       2.3
------------------------------------------------ -------------
Apple Computer Inc.                              2.2
------------------------------------------------ -------------
Marsh & McLennan Co. Inc.                        2.2
------------------------------------------------ -------------
First Data Corp.                                 2.2
------------------------------------------------ -------------
Compaq Computer Corp.                            2.1
------------------------------------------------ -------------

------------------------------------------------------------------
Top 10 Portfolio Sectors (% of portfolio market value)
As of 12/31/99


LA lg cap pie chart

Capital Goods                            6.5
Conglomerates                            1.1
Technology                              22.9
Basic Industry                           7.4
Transportation                           0.4
Consumer Non Cyclicals                     9
Consumer Cyclicals                      10.6
Energy                                   9.9
Finance                                 14.5
Utilities                                7.4
Not Classified                           1.9
Other                                    8.4

     Large Cap Research Portfolio, managed by Lord Abbett vs. S&P 500 Index
                            Growth Based on $10,000+

                                  [Line Graph]

LA lg cap vs S&P500 plot points

                 LA Large Cap         S&P500
                   10000              10000
                   10040              10532
"12/97"             9926              10789
                   11298              12249
"6/98"             11452              12606
                   10035              11307
"12/98"            12014              13666
                   12436              14301
"6/99"             13631              15261
                   13131              14261
"12/99"            15083              16335


-------------------------------- --------------------- ---------------
                                 Average Annual
                                 Return1
-------------------------------- --------------------- ---------------
                                 1 Year                Since
                                                       inception+
-------------------------------- --------------------- ---------------
Large Cap Research Portfolio,
managed by Lord Abbett           25.54%                18.96%
-------------------------------- --------------------- ---------------
S&P 500 Index                    21.04%                23.05%
-------------------------------- --------------------- ---------------


+Index is shown from first full month since Portfolio's inception.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Research Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns for the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
Developing Growth Portfolio                         For the year ended 12/31/99
Managed by Lord, Abbett & Co.

--------------------------------------------------------------------------------

Market Review
The year was interesting for the stock markets. Many of the broad indexes (S&P 5001, Russell 20002, etc.) posted returns in excess of 20%. However, overall performance of these indexes was driven by a relatively narrow group of stocks. Stocks of technology and internet companies, which were subject to some volatility, influenced performance the most in the small-cap growth sector throughout the year.

Portfolio Review
Careful bottom-up stock selection contributed to the Portfolio's positive return throughout the year. The Portfolio's overall performance was most significantly affected by our overweighting in technology stocks, which benefited from rapid multiple expansion and strong earnings growth. In addition, the Portfolio was overweighted in the retail and leisure industries, where we uncovered several opportunities as a result of our ongoing, proprietary research.

We reduced our exposure to the healthcare stocks as influence from Washington, D.C. and market speculation regarding possible government intervention, made 1999 a disappointing year for the healthcare sector. Many information technology
(IT) services companies also experienced some difficulty surrounding Y2K spending. In addition, the Portfolio was underweighted in financial services stocks, because we did not believe this area offered the long-term earnings growth potential we sought. With the exception of a resurgence in energy stocks, we saw very few "themes" emerge during the third quarter. Our best investment returns were company-specific rather than sector-wide.

For the remainder of the year, we continued our aggressive pursuit of companies with strong earnings and the potential for outstanding growth. The Portfolio's performance was positively impacted by companies in the technology outsourcing area that focus on helping corporate America implement and operate Internet businesses. Some of the smallest companies we owned posted earnings slightly below expectations, in some cases citing business slowdowns due to anticipated Y2K problems. The technology weighting in the Portfolio expanded solely as a function of the strong performance by companies in the technology universe in recent months.

Outlook
We are encouraged that the economy continues to exhibit steady growth, but remain watchful of consumer debt levels and interest rates, as well as overall consumer confidence. In the New Year, we believe that many small companies will experience solid earnings growth. Based on our belief that many small companies currently have attractive fundamentals and offer very good relative value versus large-company stocks, we expect small-cap stocks to deliver good relative performance in the future. The Portfolio management team continues to focus on companies with strong earnings potential and outstanding growth prospects across a diverse group of industries.



Stephen J. McGruder
Portfolio Manager
Lord, Abbett & Co.


1The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

2The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.



Top 10 Holdings by Market Value
As of 12/31/99
                                              % of portfolio
--------------------------------------------- ---------------
Cambridge Technology Partners Inc.            3.0
--------------------------------------------- ---------------
S1 Corp.                                      2.8
--------------------------------------------- ---------------
NBC Internet Inc. Class A                     2.6
--------------------------------------------- ---------------
Teletech Holdings Inc.                        2.4
--------------------------------------------- ---------------
Plantronics, Inc.                             2.4
--------------------------------------------- ---------------
Sawtek Inc.                                   2.3
--------------------------------------------- ---------------
Micros Systems Inc.                           2.2
--------------------------------------------- ---------------
Radisys Corp.                                 2.1
--------------------------------------------- ---------------
Xircom Inc.                                   1.8
--------------------------------------------- ---------------
Student Advantage Inc.                        1.5
--------------------------------------------- ---------------



-----------------------------------------------------------------------------
Top 10 Portfolio Sectors (% of portfolio market value)
As of 12/31/99


LA dev growth pie chart

Technology                              26.4
Health Care                              7.1
Consumer Discretionary                  26.9
Consumer Staples                         2.2
Other Energy                             4.2
Materials and Processing                 3.1
Producer Durables                        9.8
Auto and Transportation                  0.9
Financial Services                       4.7
Utilities                                4.9
Not Classified                           4.4
Other                                    5.4

   Developing Growth Portfolio, managed by Lord Abbett vs. Russell 2000 Index2
                            Growth Based on $10,000+

                                  [Line Graph]

LA dev grow vs Rus 2000 plot points

               LA Dev Growth      Russell 2000
                  10000              10000
                  11190              10732
"12/97"           10552              10372
                  11732              11416
"6/98"            11419              10883
                   8927               8691
"12/98"           11248              10108
                  11509               9560
"6/99"            13020              11046
                  12289              10348
"12/99"           14901              12224


--------------------------------- --------------------- ---------------
                                  Average Annual
                                  Return1
--------------------------------- --------------------- ---------------
                                  1 Year                Since
                                                        inception+
--------------------------------- --------------------- ---------------
Developing Growth Portfolio
managed by Lord Abbett            32.47%                18.35%
--------------------------------- --------------------- ---------------
Russell 2000 Index2               21.26%                8.87%
--------------------------------- --------------------- ---------------



+Index is shown from the first full month since Portfolio's inception.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Developing Growth Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             For the year ended 12/31/99
Managed by Lord, Abbett & Co.

--------------------------------------------------------------------------------

Market Review
Since 1997, low interest rates and a deceleration in earnings drove the U.S. equity market. This environment favored a very select group of large-cap stocks that had stable earnings growth. Rather than venturing into unknown waters, investors stayed the course and continued to purchase names familiar to them, remaining with companies that exhibited strong earnings and/or good recent stock performance. The first quarter of 1999 saw a continuation of this trend, with large-cap growth stocks continuing to dominate the market. In the second quarter we saw a broadening of the market, where for the first time in many quarters value outperformed growth, and small- and mid-cap stocks outperformed large-cap issues. Towards the end of the year, the trend reversed once again, and growth stocks returned to favor. Global growth rates continued to surge throughout 1999, instilling inflationary concerns in many investors. The Federal Reserve Board responded by initiating a series of fall rate hikes that have normalized U.S. interest rates from their record lows last year.

Portfolio Review
In early 1999, we sold some of our holdings in non-cyclical stocks, such as technology, healthcare and pharmaceuticals, because they approached what we believed to be their full values. We then used the proceeds to build or add to positions in stocks of undervalued cyclical companies in the manufacturing and commodities industries. When cyclical stocks advanced in April, the Portfolio was well positioned to benefit from the upswing. Anticipating some improvement in the global economy, we made an early entry into the energy sector that paid off well in both the first half of the year and in the third quarter. Rising interest rates in the latter part of the year caused interest-rate-sensitive sectors such as electric utilities and financial services to underperform. However, technology stocks demonstrated tremendous relative strength despite their high valuations. Over the course of the year, the Portfolio remained underweighted in financial services companies in anticipation of rising interest rates, although we maintained a focus on property and casualty insurance companies, as this market segment continues to benefit from industry consolidation. We were well positioned to benefit from the leadership position of the technology sector, and many of our technology holdings posted strong gains. We also increased our exposure in basic materials industries, in anticipation of further global economic recovery in 2000 and beyond.

Outlook
We expect to see global economic growth continue throughout the coming year. In response, we are investing in companies that are likely to benefit from this recovery, such as those producing basic materials and capital goods. In the U.S., some signs are emerging that the economy may be moderating, which diminishes the risk of significant future U.S. interest rate hikes. As a result, we are reconsidering financial services stocks, many of which display solid fundamentals at attractive prices. We believe that any possibility of a future interest rate increase is already reflected in the low stock prices of these companies.


W. Thomas Hudson Jr.
Portfolio Manager
Lord, Abbett & Co.



Top 10 Holdings by Market Value
As of 12/31/99
                                                     % of portfolio
---------------------------------------------------- -----------------
International Paper Co.                              2.8
---------------------------------------------------- -----------------
Exxon Mobil Corp.                                    2.6
---------------------------------------------------- -----------------
Alcoa Inc.                                           2.5
---------------------------------------------------- -----------------
Oracle Corp.                                         2.5
---------------------------------------------------- -----------------
American General Corp.                               2.4
---------------------------------------------------- -----------------
Honeywell International Inc.                         2.3
---------------------------------------------------- -----------------
AT&T Corp.                                           2.2
---------------------------------------------------- -----------------
Aon Corp.                                            2.1
---------------------------------------------------- -----------------
Dow Chemical Co.                                     2.0
---------------------------------------------------- -----------------
IBM Corp.                                            2.0
---------------------------------------------------- -----------------


-------------------------------------------------------------------------
Top 10 Portfolio Sectors (% of portfolio market value)
As of 12/31/99

LA G&I pie chart


Capital Goods                            6.7
Conglomerates                            1.2
Technology                              18.7
Basic Industry                            11
Consumer Non-Cyclicals                   9.4
Consumer Cyclicals                       9.7
Energy                                  11.8
Finance                                   17
Utilities                               10.9
Other                                    3.6

       Lord Abbett Growth and Income Portfolio, managed by Lord Abbett vs.
                                 S&P 500 Index2
                            Growth Based on $10,000+

                                  [Line Graph]


Lord Abbett G&I vs S&P500 plot points

                  LA               S&P 500
                 10000              10000
                  9829              10053
"6/99"           10958              10727
                 10083              10024
"12/99"          11138              11482


----------------------------------- ----------------
                                    Total Return 1
----------------------------------- ----------------
                                    Since
                                    inception+
----------------------------------- ----------------
Lord Abbett Growth and Income
Portfolio, managed by Lord Abbett   11.38%
----------------------------------- ----------------
S&P 500 Index 2                     16.79%
----------------------------------- ----------------


+Index is shown from first full month since inception (1/8/99).

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the LA Growth and Income Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
Balanced Portfolio                                  For the year ended 12/31/99
Managed by Mississippi Valley Advisors

--------------------------------------------------------------------------------

The stock market finished the year with a phenomenal surge and the S&P 5001 gained 21.04% for the year. While substantial, these gains were miniscule compared to the 85% increase in the NASDAQ Composite Index2. It was only the second time in the composite's history that it was able to rally more than 40%. Given that the S&P 500 has advanced for eight of those nine years, one could call for some caution looking forward. Most market strategists have some concern for the market in 2000. GDP, corporate profits, and inflation concerns will be major factors in the determination of the success of the stock market next year.

The bond market ended the reporting period, and entire year, in negative territory. The bellwether 30-year bond ended the quarter down 4%, and ended the year down over 15%. With the last of three rate hikes in 1999 on November 16, the Fed felt confident that a 5.50% Fed funds rate would be a sufficient level to help balance the economy. Many bond-market strategists and economists are calling for three more rate hikes in the first six months of the year 2000. This summer's 6.28% high in the 30-year bond has been surpassed. Most likely the stock market will give us an additional clue as to the Fed's next rate hike.

The prospect of declining economic growth and corporate profits suggests a defensive stock mix.

Peter Merzian
Portfolio Manager
Mississippi Valley Advisors


1 The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

2 The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.



Top 10 Portfolio Holdings by Market Value
As of 12/31/99
                                           % of portfolio
------------------------------------------ -----------------
FNMA Bond (6.0%, 2013)                     5.0%
------------------------------------------ -----------------
U.S. Treasury Note (7.25%, 2004)           3.8
------------------------------------------ -----------------
U.S. Treasury Note (6.625%, 5/15/07)       3.7
------------------------------------------ -----------------
U.S. Treasury Note (6.0%, 8/15/09)         2.4
------------------------------------------ -----------------
Applied Materials Inc.                     2.1
------------------------------------------ -----------------
KLA-Tencor Corp.                           2.0
------------------------------------------ -----------------
Du Pont (E.I.) de Nemours (8.25%, 2006)    1.9
------------------------------------------ -----------------
Wal-Mart Stores Inc.                       1.9
------------------------------------------ -----------------
U.S. Treasury Note (6.375%, 2002)          1.8
------------------------------------------ -----------------
U.S. Treasury Note (6.375%, 2000)          1.8
------------------------------------------ -----------------


--------------------------------------------------------------
Top 10 Portfolio Sectors (% of portfolio market value)
As of 12/31/99

MVA Balanced pie chart


Consumer Growth                         11.6
Technology                              13.6
Interest Sensitive                        10
Consumer Staples                         4.3
Industrial Cyclicals                       7
Energy                                   2.8
Capital Goods                            2.2
Consumer Cyclicals                       0.5
Corporate Securities                    12.4
U.S. Treasury and Agency Securities     25.9
Other                                    9.7

                         Balanced Portfolio, managed by
                     Mississippi Valley Advisors vs. Indices
                            Growth Based on $10,000+

                                  [Line Graph]


MVA Balanced vs S&P500 and Salomon Bros. Broad

                    MVA Bal.            S&P 500          Salomon Bros. Broad
                     10000              10000                   10000
                     10510               9926                   10060
"12/97"              10601              10169                   10356
                     11346              11545                   10523
"6/98"               11327              11881                   10767
                     10760              10657                   11213
"12/98"              12013              12881                   11263
                     12139              13480                   11207
"6/99"               12887              14384                   11107
                     12222              13441                   11188
"12/99"              12870              15396                   11168


------------------------- ---------------------- ---------------
                          Average Annual
                          Return1
------------------------- ---------------------- ---------------
                           1 Year                 Since
                                                 inception+
------------------------------------------- ---------------
Balanced Portfolio,
managed by MVA              7.14%                 10.60%
------------------------------------------- ---------------
S&P 500 Index              21.04%                 18.84%
------------------------------------------- ---------------
Salomon Brothers
BIG Index                  -0.84%                  4.52%
------------------------------------------- ---------------


+Index is shown from the first full month since Portfolio's inception.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Balanced Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
Equity Income Portfolio                             For the year ended 12/31/99
Managed by Mississippi Valley Advisors

--------------------------------------------------------------------------------

The Equity Income Portfolio finished the year with a 2.51% return, compared to a 20.92% return of its benchmark Russell 1000 Index.1 Earlier in the year, the Portfolio benefited from continued strength in the U.S. economy, and improving economic trends worldwide helped focus investor attention back on cyclical stocks. In addition, higher interest rates during the period put pressure on some of the more overvalued higher multiple growth stocks, which in turn helped the valued segment of the market show improvement. The fourth quarter of 1999 proved to be a disappointing one for value investors. Rising interest rates once again took their toll on banks and utilities. Consumer product stocks turned in mixed performances, while pharmaceuticals lagged the overall market. Technology stocks turned in a strong performance, as did our industrial cyclical holdings, which were benefiting from a strong economy. Oil companies took a breather from their good showing during the first three-quarters of the year, as oil prices stopped going up.

The normal catalysts for value stocks to do well (a strong economy, accelerating earnings growth and rising interest rates), have all taken place, but the market continues to focus on large cap growth, especially technology, and more specifically Internet related issues. How large the valuation gap can become is anyone's guess, but it would appear to be at a fairly extreme level at present.

We continue to believe the value sector holds above average return potential over the next 12-24 months, especially with many worldwide economies strengthening and the U.S. economy continuing to maintain its solid growth.

Gregory A. Glidden
Portfolio Manager
Mississippi Valley Advisors

1 The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. The Index represents the universe of large capitalization stocks from which most active money managers typically select. The Index does not include fees or expenses and is not available for direct investment.

Top 10 Portfolio Holdings by Market Value
As of 12/31/99
                                 % of portfolio
--------------------------------- ----------------
SPDR Trust Unit                   5.0
--------------------------------- ----------------
Alcoa Inc.                        2.7
--------------------------------- ----------------
Sysco Corp.                       2.5
--------------------------------- ----------------
Pepsico Inc.                      2.3
--------------------------------- ----------------
USX - U.S. Steel Group Inc.       2.3
--------------------------------- ----------------
GTE Corp.                         2.2
--------------------------------- ----------------
First Data Corp.                  2.2
--------------------------------- ----------------
Murphy Oil Corp.                  2.1
--------------------------------- ----------------
Intel Corp.                       2.1
--------------------------------- ----------------
Baxter International Inc.         2.0
--------------------------------- ----------------



--------------------------------------------------------
Top 10 Portfolio Sectors (% of portfolio market value)
As of 12/31/99

MVA equity inc. pie chart

Interest Sensitive             35.3
Energy                          8.3
Consumer Growth                 9.4
Industrial Cyclical            12.3
Consumer Staples                9.1
Technology                      8.6
Capital Goods                     1
Consumer Cyclical               3.3
Other                          12.7


                       Equity Income Portfolio, managed by
                  Mississippi Valley Advisors vs. Russell 1000
                            Growth Based on $10,000+

                                  [Line Graph]

MVA equity inc vs russ 1000 plot points

                 MVA Equity Inc.       Russell 1000
                    10000                 10000
                    10900                 10051
"12/97"             11269                 10353
                    12656                 11737
"6/98"              12427                 12031
                    11266                 10790
"12/98"             12323                 13151
                    12354                 13693
"6/99"              13700                 14670
                    12631                 13701
"12/99"             12632                 15902


---------------------------- --------------------- -----------------
                                Average Annual
                                Return1
---------------------------- --------------------- -----------------
                                1 Year             Since inception+
---------------------------- --------------------- -----------------
Equity Income Portfolio,
managed by MVA                    2.51%               9.78%
---------------------------- --------------------- -----------------
Russell 1000 Index               20.92%              20.39%
---------------------------- --------------------- -----------------



+Index is shown from the first full month since Portfolio's inception.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Equity Income Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
Growth & Income Equity Portfolio             For the year ended 12/31/99
Managed by Mississippi Valley Advisors

--------------------------------------------------------------------------------

The Growth & Income Equity Portfolio finished the year with a 16.17% return, compared to a 21.04% return of its benchmark S&P 500 Index.1 Over the year, the Portfolio benefited from continued improvement in the global economy, which had a direct impact on energy stocks and economically sensitive stocks. In the second quarter, value investing came into vogue and small caps became more interesting than large cap growth. The fourth quarter of 1999 staged a strong recovery following the seasonal weakness experienced in the third quarter. Despite a more stringent Federal Reserve policy and nine years of economic expansion, the equity market posted double-digit gains lead by the technology and telecom sectors. For the 5th year in a row, the equity market has had an upward bias despite the fact that it has become more pyramidal in nature in that as the market moves higher fewer stocks are participating. This is evidenced by the fact that 57% of the equities in the S&P 500 posted negative returns for the year. Equity purchases have focused on momentum and ignored value, thus while some sectors of the market are overvalued some sectors appear to be undervalued.

Fears of inflation and global economic expansion have caused the recent back up in interest rates. This global recovery should benefit the industrial cyclical and capital goods sectors of the market.

With stocks near record valuation levels, we continue to be cautious and focus on the most attractive relative values that would include specialty retailers, financials, industrial cyclical and selected technology stocks. Our portfolio remains well diversified and biased towards predictable growth.


Equity Committee
Mississippi Valley Advisors


1 The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.



Top 10 Holdings by Market Value
As of 12/31/99
                               % of portfolio
------------------------------ ---------------
BMC Software Inc.              4.1
------------------------------ ---------------
Applied Materials Inc.         3.9
------------------------------ ---------------
KLA-Tencor Corp.               3.7
------------------------------ ---------------
Wal-Mart Stores Inc.           2.9
------------------------------ ---------------
General Electric Co.           2.6
------------------------------ ---------------
Microsoft Corp.                2.5
------------------------------ ---------------
Alcoa Inc.                     2.5
------------------------------ ---------------
Sysco Corp.                    2.5
------------------------------ ---------------
Altera Corp.                   2.4
------------------------------ ---------------
Hewlett Packard Co.            2.3
------------------------------ ---------------

------------------------------------------------------------
Top 10 Portfolio Sectors (% of portfolio market value)
As of 12/31/99

MVA G&I Equity pie chart

Consumer Growth              21.6
Technology                   28.6
Interest Sensitive           17.6
Industrial Cyclicals         13.7
Energy                          5
Consumer Staples              8.1
Capital Goods                 4.2
Consumer Cyclical             1.2


                  Growth & Income Equity Portfolio, managed by
                  Mississippi Valley Advisors vs. S&P 500 Index
                            Growth Based on $10,000+

                                  [Line Graph]


MVA G&I Equity vs S&P500 plot points

                    MVA G&I              S&P 500
                     10000                10000
                     10772                 9926
"12/97"              10826                10169
                     12191                11545
"6/98"               11976                11881
                     10344                10657
"12/98"              12445                12881
                     12746                13480
"6/99"               14167                14384
                     13006                13441
"12/99"              14457                15396


----------------------------- ---------------- ----------------
                              Average Annual
                              Return1
----------------------------- ---------------- ----------------
                              1 Year           Since
                                               inception+
----------------------------- ---------------- ----------------
Growth and Income Equity
Portfolio, managed by MVA      16.17%           15.86%
----------------------------- ---------------- ----------------
S&P 500 Index                  21.04%           18.84%
----------------------------- ---------------- ----------------

+Index is shown from the first full month since Portfolio's inception.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth and Income Equity Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
Riggs U.S. Government Securities Portfolio          For the year ended 12/31/99
Managed by Riggs Bank N.A.

--------------------------------------------------------------------------------

The fixed income markets experienced their second worst performance in 50 years during 1999. Only 1994 surpassed this year in generating negative rates of return. From a year, which began with expectations of a slowing economy, accompanied by declining rates, 1999 turned into a very powerful bear market. The continued residual from both the Russian default and the Long Term Capital rescue did not slow the U.S. economy in 1999. In fact GDP is expected to have grown in excess of 4.00% during the year. In addition, oil prices, which began the year by falling to their lowest level since April 1986, ended 1999 at $25.60 or more than double the low of $11.26 reached in February.

The Federal Reserve took back its three twenty-five basis point easings of 1998 by tightening 25 basis points in June, August and November. Granted the easings of 1998 were attributable to the crisis surrounding Russia and Long Term Capital, the tightenings still weighed on the bond market. The resiliency of the U.S. economy to withstand the global problems and continue to expand at a 4.00% rate surprised most economists, and probably the Fed. Add the fact that unemployment reached its lowest level since January 1970 and you have a central bank concerned about inflationary pressures. The only reassuring factor limiting the Fed from tightening more rapidly was the continued rise in productivity and the tame core inflation rate.

The fourth quarter's major highlight surrounded the Y2K issue. The Fed announced in December that it would have tightened or at least gone to a bias favoring tightening had it not been for the uncertainty surrounding any Y2K glitches. In addition, corporations, banks and individuals increased their liquidity to varying degrees into year-end 1999. Inventories and supplies were stockpiled "just in case". The bond market continued to deteriorate in the fourth quarter as the majority of economic indicators pointed toward continued strength instead of any weakening trend. This combined with the low unemployment rate led most bond participants to question the "new paradigm" of strong growth and low inflation. The result was that the yield curve flattened as rates rose in anticipation of future tightening in 2000.

Following the end of the Y2K uncertainty, the Fed should respond by increasing interest rates in 2000. We believe the Fed will likely wish to get its restrictive monetary policy out of the way before the national conventions and presidential elections. Thus the Fed is likely to respond to any hint of inflation or continued strength in the economy by hiking rates. There are several caveats to our forecast. The first is that any substantial "meltdown" in the equity market would likely short circuit this bear market and force the Fed to end its tightening and even ease to restore confidence. The second is the dollar. The United States is running the highest trade deficit of the western industrialized nations. Any substantial decline in the dollar could cause a rise in inflationary expectations and rates, which would have a negative effect on equities.



John Lockhart
Portfolio Manager
Riggs Bank N.A.


Top Portfolio Holdings by Market Value
As of 12/31/99
                                     % of
                                     portfolio
------------------------------------ --------------
FHLB (7.2%, 2009)                    17.7
------------------------------------ --------------
FHLB (8.0%, 2009)                    16.3
------------------------------------ --------------
FFCB (7.1%, 2005)                    16.3
------------------------------------ --------------
FHLMC (7.76%, 2009)                  11.4
------------------------------------ --------------
U.S. Treasury Note (6.875%, 2006)    8.4
------------------------------------ --------------
U.S. Treasury Note (6.625%, 2007)    8.3
------------------------------------ --------------
U.S. Treasury Note (6.5%, 2006)      8.2
------------------------------------ --------------
GNMA (7.0%, 2007)                    7.1
------------------------------------ --------------
FNMA (7.40%, 2014)                   6.3
------------------------------------ --------------

---------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/99

Riggs U.S. Government Securities

FHLB                          34
FFCB                        16.3
FNMA                         6.3
FHLMC                       11.4
GNMA                         7.1
U.S. Treasury               24.9

                  Riggs U.S. Government Securities, managed by
            Riggs Bank N.A. vs. Lehman Brothers Government Bond Index
                            Growth Based on $10,000+

                                  [Line Graph]

PLOT POINTS

Riggs U.S. Government Securities portfolio vs.
Lehman Bros. Government Bond Index

                                 Riggs           Lehman

                 "6/99"
                                 10000           10000
                 "12/99"          9882            9935


------------------------------------------- ----------------
                                            Total Return1
------------------------------------------- ----------------
                                            Since
                                            inception+
------------------------------------------- ----------------
Riggs U.S. Government Securities
Portfolio, managed by
Riggs Bank N.A.                             -1.18%
------------------------------------------- ----------------
Lehman Brothers Gov. Bond Index             -0.79%
------------------------------------------- ----------------




+Index is shown from the first full month since Portfolio's inception (11/3/99).

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the U.S. Government Securities Portfolio managed by Riggs Bank N.A. and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
Riggs Stock Portfolio                               For the year ended 12/31/99
Managed by Riggs Bank N.A.

--------------------------------------------------------------------------------

The equity markets were immune to the travails of the fixed income markets. Higher productivity, the "new" economy (i.e. technology), the Internet and e-commerce were the buzzwords that kept the stock market floating in the ether of the new valuation metrics. The old economy (anything not technology) was susceptible to the rising trend of interest rates and the competition from the new. The new versus the old produced a dichotomy in the equity markets that led to the most narrow momentum driven market in history.

Some interesting facts regarding the unusual stock market environment in the past year:

o A select group1 of about 5% of the stocks in the S&P 5002 produced nearly 100% of the index's returns.

o    The median stock in the S&P 500 was up only 0.40%.

o The technology sector at year-end constituted 30% of the market capitalization of the S&P 500 and accounted for roughly 70% of the return. Technology, up 109% in 1999, was by far the strongest sector.

The strong returns of the past several years (over 20% for each of the past five years for the S&P 500) are unlikely to be repeated over the next several years. Keep in mind, however, that many stocks have not participated in the success of late and may benefit to a greater degree as money shifts from technology into different sectors of the market. Though technology spending will continue to be robust as the communications revolution takes hold, the rate of growth in several segments of technology will decelerate from the higher-than-trend growth rate over the last few years. This was partly a function of corporations rushing to prepare themselves for Y2K, as well as the need to offset higher wages with improving productivity.

Further, through the downturn in world economies, larger companies have been able to maintain their earnings power by reducing input costs by taking advantage of lower commodity prices and by squeezing their suppliers. As the world economies begin to recover (their stock markets being a leading indicator), smaller companies may have a better chance of demonstrating an improving earnings trend relative to larger companies. In this respect, we believe there may be a broadening out of stock market returns to areas other than the technology sector. As this happens we are positioned to benefit in this diversified portfolio.



John Lockhart
Portfolio Manager
Riggs Bank N.A.


1 Microsoft, Cisco, General Electric, Wal-Mart, Oracle Systems, Nortel Networks, Qualcomm, Sun Microsystems, Citigroup, Intel, America Online, EMC Corp, Home Depot, Lucent Technologies, Motorola, American Intl Group, Hewlett-Packard, Texas Instruments, Morgan Stanley Dean Witter, Dell Computer

2 The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

------------------------------------------------------------------------------
Sector Allocation (% of portfolio market value)
As of 12/31/99

Riggs Stock Portfolio largest sectors

Basic Materials                2.8
Energy                         5.6
Capital Goods                  7.6
Technology                    19.4
Health Care                    9.9
Consumer Cyclical             11.6
Consumer Services              5.6
Consumer Staples                10
Financials                    18.6
Utilities Gas & Electric       3.5
Utilities Telephone            5.4

Top 10 Portfolio Holdings by Market Value
As of 12/31/99
                                          % of portfolio
----------------------------------------- ----------------
Safeway, Inc.                             3.7
----------------------------------------- ----------------
Lucent Technologies, Inc.                 2.8
----------------------------------------- ----------------
International Business Machines Corp.     2.7
----------------------------------------- ----------------
Tyco International Ltd.                   2.6
----------------------------------------- ----------------
Philip Morris Co., Inc.                   2.6
----------------------------------------- ----------------
Exxon Mobil Corp.                         2.6
----------------------------------------- ----------------
SCI Systems, Inc.                         2.2
----------------------------------------- ----------------
Cisco Systems, Inc.                       2.2
----------------------------------------- ----------------
Cendant Corp.                             2.1
----------------------------------------- ----------------
Hartford Financial Services Group, Inc.   2.1
----------------------------------------- ----------------

                        Riggs Stock Portfolio, managed by
                        Riggs Bank N.A. vs. S&P 500 Index
                            Growth Based on $10,000+

                                  [Line Graph]


Riggs Stock Portfolio vs. S&P 500

                        Riggs Stock       S&P 500

"6/99"
                           10000           10000
"12/99"                    10178           10804


------------------------------ ----------------
                               Total Return1
------------------------------ ----------------
                               Since
                               inception+
------------------------------ ----------------
Riggs Stock Portfolio,
managed by Riggs Bank N.A.     1.78%
------------------------------ ----------------
S&P 500 Index                  8.04%
------------------------------ ----------------




+Index is shown from the first full month since Portfolio's inception (11/3/99).

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Stock Portfolio managed by Riggs Bank N.A. and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------


REPORT OF INDEPENDENT AUDITORS





The Board of Trustees and Shareholders
Cova Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, Lord Abbett Growth & Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Growth & Income Equity Portfolio, Riggs U.S. Government Securities Portfolio, and Riggs Stock Portfolio, portfolios of Cova Series Trust (the Trust), as of December 31, 1999 and the related statements of operations for the year or periods then ended and changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, Lord Abbett Growth & Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Growth & Income Equity Portfolio, Riggs U.S. Government Securities Portfolio, and Riggs Stock Portfolio, as of December 31, 1999, the results of their operations for the year or periods then ended, changes in their net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended in conformity with generally accepted accounting principles.

[KPMG logo]  [Graphic omitted]

Boston, Massachusetts
February 4, 2000

-------------------------------------------------------------------------------

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

---------------------------------------------------------------------------------------
Security                                                                       Value
Description                                                    Shares         (Note 1)
---------------------------------------------------------------------------------------
Common Stocks - 95.2%
Advertising - 0.8%
24/7 Media, Inc.* ..............................................8,800       $  495,000
Digital Impact, Inc.* ..........................................2,700          135,338
Obie Media Corp. ...............................................9,100          105,788
Webstakes.com, Inc.*............................................9,200          181,700
                                                                         -------------
                                                                               917,826
                                                                         -------------
Apparel Retailers - 0.6%
AnnTaylor Stores Corp.*........................................19,800          681,863
                                                                       ---------------
Automotive - 1.0%
Dura Automotive Systems, Inc.* .................................7,000          122,063
Lithia Motors, Inc.* ..........................................14,100          252,038
Monaco Coach Corp.* ............................................9,300          237,731
National R.V. Holdings, Inc.* .................................17,100          329,175
Sonic Automotive, Inc. ........................................15,200          148,200
                                                                       ---------------
                                                                             1,089,207
                                                                       ---------------
Banking - 3.7%
BancorpSouth, Inc. .............................................5,300           86,456
Bank United Corp. .............................................25,300          689,425
Capital Crossing Bank* .........................................7,400           92,500
City National Corp. ............................................9,000          296,438
Colonial Bancgroup, Inc. ......................................39,500          409,813
Commercial Federal Corp. ......................................20,450          364,266
Community First Bankshares, Inc. ..............................22,700          357,525
Creditrust Corp.* ..............................................9,500           73,031
Gold Banc Corp., Inc. ..........................................4,800           43,200
Hamilton Bancorp, Inc.* .......................................14,300          253,825
MicroFinancial, Inc. ...........................................6,500           75,969
National Commerce Bancorp .....................................21,300          483,244
Pacific Century Financial Corp. ...............................13,700          256,019
Republic Security Financial Corp. .............................21,000          150,282
Sterling Bancshares, Inc. ......................................1,900           21,256
Summit Bancshares, Inc. ........................................4,800           88,800
Sun Bancorp, Inc. .............................................13,480          133,958
Westamerica Bancorp ............................................6,500          181,594
                                                                       ---------------
                                                                             4,057,601
                                                                       ---------------
Beverages, Food & Tobacco - 1.2%
American Italian Pasta Co.* ...................................13,700          421,275
Beringer Wine Estates Holdings, Inc.* ..........................8,700          346,913
Keebler Foods Co.* ............................................19,300          542,813
                                                                       ---------------
                                                                             1,311,001
                                                                       ---------------
Building Materials - 0.4%
Caprock Communications Corp.* ..................................8,800          285,450
Elcor Corp. ....................................................5,550          167,194
                                                                       ---------------
                                                                               452,644
                                                                       ---------------
Chemicals - 5.0%
Albemarle Corp. ...............................................24,200          464,338
Bush Boake Allen, Inc.* .......................................14,000          343,875
General Chemical Group, Inc. ..................................27,700           64,056
Gentek, Inc. ..................................................30,100          314,169
Geon Co. (The) ................................................40,700        1,322,750
Georgia Gulf Corp. ............................................45,600        1,387,950
Lyondell Petro Chemical Co. ...................................16,900          215,475
Minerals Technologies, Inc. ....................................5,500          220,344
Wellman, Inc. .................................................61,400        1,143,575
                                                                       ---------------
                                                                             5,476,532
                                                                       ---------------
Commercial Services - 2.9%
FreeMarkets, Inc.* ...............................................600          204,788
Media Metrix, Inc.* ............................................7,600          271,700
Modis Professional Services, Inc.* ............................18,600          265,050
NetRatings, Inc.* ..............................................5,100          245,438
On Assignment, Inc.* ..........................................16,500          492,938
Pfsweb, Inc* ...................................................1,300           48,750
Profit Recovery Group International, Inc. (The) ................3,850          102,266
Regis Corp. ...................................................14,650          276,519
Trimeris, Inc.* ................................................9,200          217,350
Wind River Systems, Inc.* .....................................29,300        1,073,113
                                                                        --------------
                                                                             3,197,912
                                                                        --------------
Communications - 3.9%
Advanced Fibre Communications, Inc.* ..........................29,200        1,304,875
Allegiance Telecom, Inc.* .....................................12,000        1,107,000
Juniper Networks, Inc.* ........................................1,300          442,000
L-3 Communications Holdings, Inc.* ............................17,000          707,625
Seachange International, Inc. .................................13,950          493,481
Williams Communications Group, Inc.* ...........................6,400          185,200
                                                                         -------------
                                                                             4,240,181
                                                                         -------------
Computer Software & Processing - 20.4%
3DO Co. (The)* ................................................21,700          197,335
Accrue Software, Inc.* .........................................8,000          433,000
Agency.COM., Inc.* .............................................2,700          137,700
Aether Systems, Inc.* ..........................................2,000          143,250
Agile Software Corp.* ..........................................1,200          260,681
Akamai Technologies, Inc.* .....................................1,700          556,963
Alteon Websystems, Inc.* .......................................1,500          131,625
Art Technology Group, Inc.* ....................................6,600          845,625
Business Objects S.A. (ADR)* ...................................2,100          280,613
CareInsite, Inc.* ..............................................6,000          483,000
C-bridge Internet Solutions, Inc.* .............................1,000           48,625
CheckFree Corp.* ..............................................17,900        1,870,540
Clarent Corp.* .................................................6,900          536,475
Computer Horizons Corp.* ......................................27,500          445,156
Digex, Inc.* ...................................................4,700          323,125
eGain Communications Corp.* ....................................4,500          169,875
eSPEED, Inc. (Class A)* ........................................7,000          248,938
Excalibur Technologies Corp.* .................................19,200          396,000
Exchange Applications, Inc.* ...................................6,300          352,013
E. Piphany, Inc.* ..............................................1,800          401,625
Gartner Group, Inc. (Class A)..................................17,500          266,875
IDX Systems Corp.* .............................................7,500          234,375
Ilife.com Inc. * ...............................................4,900           22,050
Informatica Corp* ..............................................6,600          702,075
Informix Corp.* ...............................................35,900          410,606
Interleaf, Inc.* ...............................................5,500          184,938
Liberate Technologies, Inc.* ...................................2,800          719,600
Liquid Audio, Inc.* ............................................6,500          170,625
Looksmart, Ltd.* ..............................................12,900          348,300
Mediaplex, Inc.* ...............................................4,100          257,275
Metasolv Software, Inc.* .......................................2,300          188,025
MicroStratetgy, Inc.* .........................................11,000        2,309,980
National Information Consortium, Inc.* .........................6,400          204,800
Net Perceptions, Inc.* ........................................10,900          457,800
Official Payments Corp.* .......................................1,900           98,800
Ondisplay, Inc.* .................................................900           81,788
OpenTV Corp.* ..................................................2,100          168,525
Packeteer, Inc.* ...............................................7,800          553,800
PcOrder.com, Inc.* .............................................4,800          244,800
Peregrine Systems, Inc.* .......................................4,600          387,263
Preview Systems, Inc.* .........................................1,200           77,850
Proxicom, Inc.* ................................................6,000          745,875
Quokka Sports, Inc.* ...........................................8,800          115,500
Rainmaker Systems, Inc.* .......................................5,700          115,425
Retek Inc.* ....................................................5,700          428,925
Sanchez Computer Associates, Inc. .............................16,200          667,238
Software.com, Inc.* ............................................3,700          355,200
Source Information Management Co. (The)* ......................22,400          375,200
Technology Solutions Co.* .....................................13,100          429,025
Tumbleweed Communications Corp.* ..............................10,300          872,925
Verio Inc. ....................................................13,000          600,438
Viant Corp.* ...................................................4,100          405,900
Watchguard Technologies, Inc.* ................................11,200          338,800
WebTrends Corp.* ...............................................4,700          380,700
                                                                         -------------
                                                                            22,183,465
                                                                         -------------
Computers & Information - 0.9%
Va Linux Systems, Inc.* ........................................2,200          454,575
Visual Networks, Inc.* .........................................6,800          538,900
                                                                         -------------
                                                                               993,475
                                                                         -------------
Containers & Packaging - 0.3%
American National Can Group, Inc. .............................14,700          191,100
Ivex Packaging Corp.* .........................................17,400          174,000
                                                                         -------------
                                                                               365,100
                                                                         -------------
Cosmetics & Personal Care - 0.4%
Alberto-Culver Co. (Class B)...................................17,000          438,813
                                                                        --------------
Electric Utilities - 1.0%
Cleco Corp. ...................................................25,800          827,213
Rare Medium Group, Inc.* .......................................7,700          262,763
                                                                         -------------
                                                                             1,089,976
                                                                         -------------
Electronics - 7.3%
ACT Manufacturing, Inc.* ......................................12,300          461,250
Applied Micro Circuits Corp. ..................................14,300        1,819,675
ATMI, Inc.* ...................................................20,400          674,475
Caliper Technologies Corp.* ....................................1,800          120,150
C-Cube Microsystems Inc.* ......................................5,800          361,050
Cobalt Networks, Inc.* .........................................1,900          205,913
E-Tek Dynamics, Inc.* ..........................................6,900          928,913
Exar Corp.* ...................................................13,900          818,363
Finisar Corp.* .................................................3,600          323,550
Power-One, Inc.* ..............................................12,500          572,656
Sage, Inc.* ....................................................2,200           42,625
SDL, Inc. ......................................................4,400          959,200
Silicon Image, Inc.* ...........................................5,400          378,338
Sycamore Networks, Inc.* .........................................400          123,200
World Access, Inc.* ...........................................11,500          221,375
                                                                          ------------
                                                                             8,010,733
                                                                          ------------
Entertainment & Leisure - 2.2%
Anchor Gaming* ................................................16,800          729,750
Boca Resorts, Inc.* ...........................................14,700          143,325
Cinar Corp.* ..................................................20,300          497,350
JAKKS Pacific, Inc.* ...........................................3,500           65,406
Premier Parks, Inc.* ..........................................15,300          441,788
Ticketmaster Online-CitySearch, Inc.* ..........................8,500          326,719
World Wrestling Federation Entertainment, Inc.* ................8,600          148,350
                                                                         -------------
                                                                             2,352,688
                                                                         -------------
Financial Services - 1.7%
Allied Capital Corp. ..........................................23,800          435,838
American Home Mortgage Holdings, Inc.* ........................11,900           78,838
Gabelli Asset Management, Inc.* ...............................14,000          227,500
Heller Financial, Inc. ........................................28,500          571,781
Ocwen Financial Corp.* ........................................24,900          155,625
TD Waterhouse Group, Inc.* ....................................16,700          274,506
Web Street, Inc.* .............................................10,400          128,700
                                                                          ------------
                                                                             1,872,788
                                                                          ------------
Food Retailers - 0.0%
Webvan Group Inc.* .............................................2,100           34,650
                                                                         -------------
Forest Products & Paper - 1.4%
Buckeye Technologies, Inc.* ...................................15,700          233,538
Caraustar Industries, Inc. ....................................31,900          765,600
Universal Forest Products, Inc. ...............................36,200          533,950
                                                                          ------------
                                                                             1,533,088
                                                                          ------------
Health Care Providers - 0.1%
Women First Healthcare, Inc.* .................................14,800           77,700
                                                                        --------------
Heavy Machinery - 3.0%
Applied Science and Technology, Inc.* ..........................8,100          269,199
CNH Global N.V. ...............................................24,300          323,494
Dycom Industries, Inc.* ........................................4,300          189,469
IDEX Corp. ....................................................10,300          312,863
Kennametal, Inc. ...............................................9,100          305,988
Lam Research Corp.* ............................................6,400          714,000
Manitowoc Company, Inc. ........................................6,100          207,400
Smith International, Inc.* ....................................10,100          501,844
Terex Corp.* ..................................................15,800          438,450
                                                                          ------------
                                                                             3,262,707
                                                                          ------------
Home Construction, Furnishings & Appliances - 0.7%
Furniture Brands International, Inc.* .........................18,300          402,600
Stanley Furniture Co., Inc.* ..................................21,100          387,713
                                                                          ------------
                                                                               790,313
                                                                          ------------
Household Products - 0.0%
Jore Corp.*                                                     2,500           19,531
                                                                         -------------
Industrial - Diversified - 0.9%
AptarGroup, Inc. ...............................................7,800          195,975
Shaw Group, Inc.* .............................................19,400          491,063
Symyx Technologies Inc.* ......................................11,600          348,000
                                                                          ------------
                                                                             1,035,038
                                                                          ------------
Insurance - 2.6%
Annuity and Life Re (Holdings) Ltd. ...........................25,100          655,738
E. W. Blanch Holdings, Inc. ....................................1,800          110,250
Fremont General Corp. .........................................66,300          488,963
HealthExtras, Inc.* ...........................................16,100          193,200
MIIX Group, Inc. ...............................................3,700           54,113
Oxford Health Plans, Inc.* ....................................25,800          327,338
Quotesmith.com, Inc.* ..........................................7,300           83,038
RenaissanceRe Holdings Ltd. ...................................21,400          874,725
StanCorp Financial Group, Inc. .................................3,600           90,675
                                                                          ------------
                                                                             2,878,040
                                                                          ------------
Lodging - 0.6%
Aztar Corp.* ..................................................21,400          232,725
Extended Stay America, Inc.* ..................................21,000          160,125
Sun International Hotels Ltd.* ................................10,800          209,250
                                                                          ------------
                                                                               602,100
                                                                          ------------
Media - Broadcasting & Publishing - 3.6%
Entercom Communications Corp.* ................................11,500          759,000
Insight Communications Co., Inc.* .............................14,300          423,638
NBC Internet, Inc. Class A* ....................................2,200          169,950
Radio One, Inc.* ...............................................2,000          184,000
Radio Unica Corp.* ...............................................900           25,988
Spanish Broadcasting System, Inc.* ............................16,400          660,100
TV Guide, Inc..................................................18,200          782,600
Wink Communications, Inc. * ....................................3,200          192,200
World Gate Communications, Inc.* ..............................14,500          689,656
                                                                         -------------
                                                                             3,887,132
                                                                         -------------
Medical Bio - Technology - 1.5%
Affymetrix, Inc.* ..............................................6,200        1,052,063
Maxygen Inc.* ..................................................1,900          134,900
MedQuist, Inc.* ...............................................19,500          503,344
                                                                         -------------
                                                                             1,690,307
                                                                         -------------
Medical Supplies - 4.7%
CONMED Corp.* ..................................................8,000          207,000
Cyberonics, Inc.* .............................................14,300          227,906
Cytyc Corp.* ...................................................2,100          128,231
Eclipse Surgical Technologies, Inc.* ..........................12,400           91,450
IDEXX Laboratories, Inc.* .....................................16,600          267,675
I-STAT Corp.* .................................................16,100          233,450
Kopin Corp. ...................................................26,200        1,100,400
Meade Instruments Corp.* .......................................1,000           28,500
Mettler-Toledo International, Inc.* ...........................25,500          973,781
MKS Instruments, Inc.* ........................................19,800          715,275
ResMed, Inc.* ..................................................8,800          367,400
Sangstat Medical Corp.* .......................................25,600          761,600
                                                                         -------------
                                                                             5,102,668
                                                                         -------------
Metals - 0.9%
Mueller Industries* ...........................................18,600          674,250
Schnitzer Steel Industries, Inc. ..............................15,000          285,000
                                                                         -------------
                                                                               959,250
                                                                         -------------
Oil & Gas - 4.1%
Atmos Energy Corp. ............................................24,500          500,719
Cooper Cameron Corp.* .........................................25,700        1,257,700
Devon Energy Corp. ............................................10,100          332,038
Global Marine, Inc.* ..........................................32,900          546,963
Kinder Morgan, Inc. ...........................................20,500          413,844
National-Oilwell, Inc.* .......................................22,400          351,400
Newfield Exploration Co.* .....................................22,400          599,200
Public Service Co. of North Carolina ...........................9,500          306,969
Spinnaker Exploration Co.* .....................................9,200          129,950
Unit Corp.* ....................................................8,200           63,038
                                                                        --------------
                                                                             4,501,821
                                                                        --------------
Pharmaceuticals - 6.4%
Allscripts, Inc.* .............................................15,900          699,600
BioCryst Pharmaceuticals, Inc.* ................................6,500          191,750
Human Genome Sciences, Inc.* ..................................17,600        2,686,200
IDEC Pharmaceuticals Corp. .....................................9,900          972,675
ILEX Oncology, Inc.* ...........................................5,100          123,038
Ligand Pharmaceuticals* .......................................50,100          645,038
MedImmune, Inc.* ...............................................2,025          335,897
Millennium Pharmaceuticals, Inc.* ..............................6,500          793,000
Triangle Pharmaceuticals, Inc.* ...............................12,900          165,281
Vertex Pharmaceuticals Inc.* ..................................11,500          402,500
                                                                         -------------
                                                                             7,014,979
                                                                         -------------
Real Estate - 3.1%
Arden Realty Group, Inc. (REIT) ...............................20,000          401,250
Centerpoint Properties Corp. (REIT) ............................8,800          315,700
CoStar Group Inc.* .............................................7,300          261,888
Cousins Properties, Inc. (REIT) ...............................14,600          495,488
Macerich Co. (The) (REIT) .....................................12,300          255,994
Manufactured Home Communities, Inc. (REIT) ....................19,400          471,663
Mills Corp. (REIT) ............................................13,500          241,313
Misson West Properties Inc. (REIT) ............................20,900          161,975
Post Properties, Inc. (REIT) ..................................21,867          836,413
                                                                         -------------
                                                                             3,441,684
                                                                         -------------
Restaurants - 0.3%
Papa John's International, Inc.*...............................12,000          312,750
                                                                        --------------
Retailers - 2.0%
1-800-FLOWERS.COM, Inc.* ......................................10,100          107,944
Alloy Online, Inc.* ...........................................17,000          267,750
Barnesandnoble.com inc.* .......................................5,800           82,288
Cost Plus, Inc.* ...............................................5,400          192,375
eToys Inc.* ....................................................1,400           36,750
RoweCom, Inc.* .................................................5,800          263,175
School Specialty, Inc.* .......................................32,300          488,538
Stamps.com, Inc.* ..............................................7,400          308,025
Williams-Sonoma, Inc.* .........................................8,800          404,800
                                                                         -------------
                                                                             2,151,645
                                                                         -------------
Telephone Systems - 2.4%
American Mobile Satellite Corp.* ..............................28,600          602,388
Citadel Communication Corp.* ...................................8,100          525,488
Deltathree.com, Inc.* ..........................................6,700          172,525
Digital Island, Inc.* ..........................................1,600          152,200
IBasis, Inc.* ..................................................2,800           80,500
ITC/ \ DeltaCom, Inc.* ........................................11,200          309,400
Net2Phone, Inc.* ...............................................5,500          252,656
Redback Networks, Inc.* ..........................................700          124,250
TeleCorp PCS, Inc.* ............................................3,300          125,400
Tritel, Inc.* ..................................................3,100           98,231
Z-Tel Technologies, Inc.* ......................................3,400          137,275
                                                                          ------------
                                                                             2,580,313
                                                                          ------------
Textiles, Clothing & Fabrics - 0.4%
Columbia Sportswear Co.* ......................................11,000          236,500
Vans, Inc.* ...................................................12,400          151,900
                                                                          ------------
                                                                               388,400
                                                                          ------------
Transportation - 2.3%
American Classic Voyages Co.* ..................................9,800          343,000
C.H. Robinson Worldwide, Inc. .................................20,800          826,800
PNV.net, Inc.* ................................................21,300          174,394
Travel Services International, Inc.* ...........................9,200           83,950
Werner Enterprises, Inc. ......................................37,275          524,180
Willis Lease Finance Corp.* ...................................29,600          190,550
Wisconsin Central Transport Corp.* ............................24,300          326,531
                                                                         -------------
                                                                             2,469,405
                                                                         -------------
Water Companies - 0.5%
E-Town Corp.....................................................8,800          547,800
                                                                         -------------

TOTAL INVESTMENTS - 95.2%
(Cost $74,481,487)                                                         104,013,126

Other Assets and Liabilities (net) - 4.8%                                    5,298,505
                                                                        --------------

TOTAL NET ASSETS - 100.0%                                                 $109,311,631
                                                                        ===============

Portfolio Footnotes:

*   Non-income producing security.

REIT - Real Estate Investment Trust

ADR - American Depositary Receipt


Cova Series Trust
Quality Bond Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

-----------------------------------------------------------------------------------------------------------------------------------
Par                    Security                                                                                            Value
Amount                Description                                                      Coupon        Maturity             (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
                  Domestic Bonds & Debt Securities - 100.1%
                  Asset Backed Securities - 6.3%
$  400,000        California Infrastructure.....................................       6.420%       09/25/2008         $    390,010
 1,000,000        Chase Credit Master Trust.....................................       6.300%       04/15/2003              999,725
   360,000        Citibank Credit Card Master Trust.............................       5.500%       02/15/2006              340,677
 1,230,000        Citibank Credit Card Master Trust.............................       6.150%       03/10/2011            1,114,165
   730,000        Ford Credit Auto Loan Master Trust............................       5.500%       02/15/2003              720,090
   900,000        MBNA Master Credit Card Trust.................................       7.000%       02/15/2012              882,716
   595,000        Money Store Home Equity Trust (The)...........................       6.485%       12/15/2038              572,833
   500,000        Nationsbank Card Master Trust.................................       6.450%       04/15/2003              500,323
   500,000        Peco Energy Transition Trust..................................       5.800%       03/01/2007              476,178
                                                                                                                       ------------
                                                                                                                          5,996,717
                                                                                                                       ------------
                  Automotive - 1.6%
   155,000        Federal - Mogul Corp..........................................       7.375%       01/15/2006              142,187
    95,000        Federal - Mogul Corp..........................................       7.750%       07/01/2006               88,093
   845,000        Ford Motor Credit Co..........................................       7.375%       10/28/2009              835,893
   500,000        General Motors Acceptance Corp................................       6.750%       11/04/2004              489,578
                                                                                                                       ------------
                                                                                                                          1,555,751
                                                                                                                       ------------
                  Banking - 6.5%
 2,000,000        Chase Manhattan Corp..........................................       9.750%       11/01/2001            2,095,530
   225,000        Fleet Capital Ltd.............................................       7.920%       12/11/2026              209,871
   475,000        Household Finance Corp........................................       5.875%       02/01/2009              421,477
    10,000        NationsBank Corp..............................................       7.250%       10/15/2025                9,287
 2,000,000        Providian National Bank.......................................       6.250%       05/06/2001            1,961,814
 1,500,000        Wachovia Corp.................................................       6.700%       06/21/2004            1,478,042
                                                                                                                     --------------
                                                                                                                          6,176,021
                                                                                                                     --------------
                  Beverages, Food, & Tobacco - 0.2%
   250,000        Smithfield Foods, Inc.........................................       7.625%       02/15/2008              226,250
                                                                                                                     --------------
                  Collateralized Mortgage Obligations - 5.1
 2,200,000        Credit Suisse First Boston Mortgage Securities Corp.(b).......       7.290%       09/15/2009            2,161,377
   252,460        Federal Home Loan Mortgage Corp. (b)..........................       6.500%       07/15/2016              249,737
   150,000        Federal Home Loan Mortgage Corp. (b)..........................       6.500%       09/15/2023              145,978
   150,000        Federal National Mortgage Association (b).....................       6.500%       11/25/2007              147,749
 1,999,338        First Nationwide Trust........................................       6.500%       08/31/2029            1,846,899
   322,113        Ocwen Residential MBS Corp. (144A)^ (b).......................       7.000%       10/25/2040              317,257
                                                                                                                     --------------
                                                                                                                          4,868,997
                                                                                                                     --------------
                  Communications - 0.4%
   735,000        Aerial Communications, Inc. (144A)^...........................            +       02/01/2008              347,439
    70,000        Tele-Communications TCI Group.................................       7.875%       02/15/2026               70,407
                                                                                                                       ------------
                                                                                                                            417,846
                                                                                                                       ------------
                  Corporate Mortgage Backed Securities - 9.9%
   121,015        Chase Commercial Mortgage Securities (b)......................       6.025%       08/18/2007              115,166
 2,000,000        Chase Manhattan Bank - First Union National (b)...............       7.439%       07/15/2009            1,987,850
 1,065,000        Deutsche Mortgage and Asset Receiving Corp. (b)...............       6.538%       02/15/2008            1,002,117
 3,000,000        First Union Lehman Brothers Co. (b)...........................       6.650%       12/18/2007            2,864,535
   165,000        LB Commercial Conduit Mortgage Trust (b)......................       7.325%       09/15/2009              163,082
   400,000        Lehman Brothers Commercial Conduit Mortgage Trust (b).........       6.480%       01/18/2008              377,218
   170,000        Morgan Stanley Capital, Inc. (b)..............................       6.520%       01/15/2008              160,999
   305,000        Morgan Stanley Capital, Inc. (b)..............................       6.170%       10/03/2008              280,507
 1,872,582        Morgan Stanley Capital, Inc. (b)..............................       6.590%       10/03/2030            1,828,885
   685,000        Nomura Asset Securities Corp. (b).............................       6.590%       03/17/2028              644,904
                                                                                                                        -----------
                                                                                                                          9,425,263
                                                                                                                        -----------
                  Electric Utilities - 1.3%
    50,000        CalEnergy Co., Inc............................................       7.520%       09/15/2008               48,748
   188,000        Calpine Corp..................................................       7.625%       04/15/2006              180,010
    50,000        Calpine Corp..................................................       7.875%       04/01/2008               48,125
   250,000        Columbus Southern Power.......................................       6.850%       10/03/2005              239,779
   125,000        Kincaid Generation LLC (144A)^................................       7.330%       06/15/2020              110,548
   150,000        PacifiCorp....................................................       6.750%       07/15/2004              146,984
   500,000        Western Resources, Inc........................................       6.250%       08/15/2003              479,341
                                                                                                                      -------------
                                                                                                                          1,253,535
                                                                                                                      -------------
                  Electrical Equipment - 1.1%
 1,000,000        General Electric Capital Corp.................................       8.125%       04/01/2008            1,038,273
                                                                                                                     --------------
                  Financial Services - 0.6%
   650,000        Citigroup Capital.............................................       7.750%       12/01/2036              595,764
                                                                                                                     --------------
                  Heavy Machinery - 0.2%
   225,000        Ingersoll-Rand Co.............................................       6.391%       11/15/2027              216,800
                                                                                                                     --------------
                  Industrial - Diversified - 0.5%
   500,000        Armstrong World Industries, Inc...............................       6.350%       08/15/2003              482,290
                                                                                                                     --------------
                  Media - Broadcasting & Publishing - 2.7%
   125,000        Clear Channel Communications, Inc.............................       7.250%       10/15/2027              113,199
   750,000        Comcast Cable Communications..................................       6.200%       11/15/2008              680,970
   250,000        Fox Liberty Networks LLC......................................       8.875%       08/15/2007              256,250
    30,000        News America Holdings, Inc....................................       7.700%       10/30/2025               28,046
   500,000        Time Warner, Inc..............................................       7.975%       08/15/2004              509,311
 1,000,000        Turner Broadcasting Systems, Inc..............................       7.400%       02/01/2004              999,012
                                                                                                                    ---------------
                                                                                                                          2,586,788
                                                                                                                    ---------------
                  Oil & Gas - 2.1%
 1,200,000        Coastal Corp..................................................       6.500%       05/15/2006            1,129,278
   200,000        Dynegy, Inc...................................................       6.875%       07/15/2002              197,875
    65,000        Enron Corp....................................................       6.950%       07/15/2028               57,268
   200,000        LASMO (USA), Inc..............................................       7.500%       06/30/2006              197,166
   300,000        National Fuel Gas Co..........................................       6.214%       08/12/2027              289,790
   100,000        NGC Corp......................................................       7.625%       10/15/2026               90,127
                                                                                                                      -------------
                                                                                                                          1,961,504
                                                                                                                      -------------
                  Retailers - 2.1%
 1,000,000        Federated Department Stores, Inc..............................       8.125%       10/15/2002            1,021,017
 1,000,000        Wal-Mart Stores, Inc..........................................       6.875%       08/10/2009              975,138
                                                                                                                     --------------
                                                                                                                          1,996,155
                                                                                                                     --------------
                  Telephone Systems - 2.5%
   250,000        Global Crossing Holding Ltd. (144A)^..........................       9.125%       11/15/2006              248,438
 1,000,000        Sprint Capital Corp...........................................       6.125%       11/15/2008              908,104
   100,000        U.S. Cellular Corp............................................       7.250%       08/15/2007               95,538
 1,100,000        WorldCom, Inc.................................................       7.750%       04/01/2027            1,124,509
                                                                                                                     --------------
                                                                                                                          2,376,589
                                                                                                                     --------------
                  U.S. Government Agency - 12.9%
    23,929        Federal Home Loan Mortgage Corp. (b)..........................       8.000%       09/01/2008               24,156
 1,200,000        Federal Home Loan Mortgage Corp. (b)..........................       5.125%       10/15/2008            1,050,658
 1,020,000        Federal National Mortgage Association (b).....................       6.000%       05/15/2008              954,843
 2,085,000        Federal National Mortgage Association (b).....................       6.625%       09/15/2009            2,026,308
   460,000        Federal National Mortgage Association (b).....................       6.160%       08/07/2028              400,418
 5,260,000        Federal National Mortgage Association (a).....................       6.000%       01/29/2030            4,816,172
 3,070,000        Federal National Mortgage Association (a).....................       6.500%       01/29/2030            2,894,427
                                                                                                                    ---------------
                                                                                                                         12,166,982
                                                                                                                    ---------------
                  U.S. Government Agency Mortgage Backed Securities - 38.2%
    25,208        Federal National Mortgage Association (b).....................       8.500%       07/01/2019               25,886
   389,015        Federal National Mortgage Association.........................       7.000%       09/01/2027              376,357
   466,806        Federal National Mortgage Association.........................       7.000%       09/01/2027              451,616
   506,405        Federal National Mortgage Association (b).....................       6.500%       01/01/2028              477,478
    73,371        Federal National Mortgage Association (b).....................       8.000%       01/01/2028               74,014
   891,341        Federal National Mortgage Association.........................       7.000%       06/01/2028              862,337
   417,949        Federal National Mortgage Association.........................       6.000%       07/01/2028              382,772
   413,746        Federal National Mortgage Association.........................       7.000%       08/01/2028              400,283
   887,191        Federal National Mortgage Association (b).....................       7.000%       09/01/2028              859,934
   395,746        Federal National Mortgage Association.........................       6.000%       10/01/2028              362,437
   640,460        Federal National Mortgage Association.........................       6.500%       10/01/2028              603,875
   388,866        Federal National Mortgage Association.........................       6.000%       11/01/2028              356,136
   294,624        Federal National Mortgage Association.........................       6.000%       11/01/2028              269,826
   300,409        Federal National Mortgage Association.........................       6.000%       11/01/2028              275,124
   612,353        Federal National Mortgage Association.........................       6.500%       11/01/2028              577,373
   278,471        Federal National Mortgage Association.........................       6.500%       11/01/2028              262,564
   331,996        Federal National Mortgage Association.........................       7.000%       11/01/2028              321,192
   289,795        Federal National Mortgage Association.........................       6.000%       12/01/2028              265,404
   291,281        Federal National Mortgage Association.........................       6.000%       02/01/2029              266,765
   429,982        Federal National Mortgage Association.........................       7.000%       02/01/2029              415,991
   284,489        Federal National Mortgage Association.........................       6.000%       03/01/2029              260,545
   419,096        Federal National Mortgage Association.........................       6.500%       03/01/2029              395,156
   399,542        Federal National Mortgage Association.........................       6.500%       03/01/2029              376,719
   386,200        Federal National Mortgage Association.........................       6.500%       03/01/2029              364,139
   287,227        Federal National Mortgage Association.........................       6.000%       04/01/2029              263,052
   292,063        Federal National Mortgage Association.........................       6.500%       04/01/2029              275,379
    41,152        Federal National Mortgage Association.........................       6.500%       04/01/2029               38,802
    84,040        Federal National Mortgage Association.........................       6.500%       04/01/2029               79,240
   650,332        Federal National Mortgage Association.........................       6.500%       04/01/2029              613,183
   318,878        Federal National Mortgage Association.........................       6.500%       04/01/2029              300,663
    34,527        Federal National Mortgage Association.........................       6.000%       05/01/2029               31,621
   262,953        Federal National Mortgage Association.........................       7.500%       06/01/2029              260,281
    84,702        Federal National Mortgage Association.........................       7.500%       06/01/2029               83,841
   718,985        Federal National Mortgage Association.........................       7.500%       06/01/2029              711,680
   368,116        Federal National Mortgage Association.........................       7.000%       07/01/2029              356,137
   793,513        Federal National Mortgage Association.........................       7.500%       07/01/2029              785,451
   273,385        Federal National Mortgage Association.........................       7.500%       07/01/2029              270,607
   263,692        Federal National Mortgage Association.........................       7.500%       07/01/2029              261,012
   957,407        Federal National Mortgage Association.........................       7.500%       08/01/2029              947,679
   677,667        Federal National Mortgage Association.........................       7.500%       08/01/2029              670,781
    54,026        Federal National Mortgage Association.........................       8.000%       08/01/2029               54,500
   600,238        Federal National Mortgage Association.........................       7.000%       09/01/2029              580,706
   563,132        Federal National Mortgage Association.........................       7.000%       09/01/2029              544,808
    62,735        Federal National Mortgage Association.........................       7.000%       09/01/2029               60,694
   703,864        Federal National Mortgage Association.........................       7.500%       09/01/2029              696,712
 1,995,627        Federal National Mortgage Association.........................       7.500%       09/01/2029            1,975,349
   173,536        Federal National Mortgage Association.........................       7.500%       09/01/2029              171,772
   934,869        Federal National Mortgage Association.........................       7.500%       09/01/2029              925,370
   319,157        Federal National Mortgage Association.........................       7.500%       09/01/2029              315,914
   993,403        Federal National Mortgage Association.........................       7.500%       09/01/2029              983,309
   503,770        Federal National Mortgage Association.........................       7.500%       09/01/2029              498,651
   121,221        Federal National Mortgage Association.........................       8.000%       09/01/2029              122,283
   173,076        Federal National Mortgage Association.........................       8.000%       09/01/2029              174,592
    33,609        Federal National Mortgage Association (b).....................       8.500%       09/01/2029               34,514
   353,502        Federal National Mortgage Association.........................       7.500%       10/01/2029              349,910
   587,227        Federal National Mortgage Association.........................       7.500%       10/01/2029              581,260
   703,034        Federal National Mortgage Association.........................       7.500%       10/01/2029              695,891
    84,643        Federal National Mortgage Association.........................       8.000%       10/01/2029               85,385
   122,296        Federal National Mortgage Association.........................       8.000%       10/01/2029              123,367
   175,753        Federal National Mortgage Association.........................       8.000%       10/01/2029              177,292
    49,310        Federal National Mortgage Association.........................       8.000%       10/01/2029               49,741
   294,649        Federal National Mortgage Association.........................       7.500%       11/01/2029              291,655
   833,420        Federal National Mortgage Association.........................       8.000%       11/01/2029              840,719
   630,527        Federal National Mortgage Association.........................       8.000%       11/01/2029              636,050
 1,583,337        Federal National Mortgage Association.........................       8.000%       11/01/2029            1,597,205
    40,581        Government National Mortgage Association (b)..................       9.000%       01/15/2020               42,530
    70,003        Government National Mortgage Association......................       7.500%       02/15/2027               69,296
 2,726,488        Government National Mortgage Association......................       6.500%       12/15/2028            2,562,048
 5,921,790        Government National Mortgage Association (b)..................       7.000%       01/15/2029            5,726,247
                                                                                                                     --------------
                                                                                                                         36,201,102
                                                                                                                     --------------
                  U.S. Treasury Securities - 5.9%
   100,000        U.S. Treasury Note (c)........................................       5.625%       11/30/2000               99,656
 1,490,000        U.S. Treasury Note (b)........................................       5.625%       09/30/2001            1,475,100
 3,315,000        U.S. Treasury Bond (b)........................................       8.875%       02/15/2019            4,032,906
    18,000        U.S. Treasury Bond (b)........................................       6.750%       08/15/2026               18,084
                                                                                                                       ------------
                                                                                                                          5,625,746
                                                                                                                       ------------

                  Total Domestic Bonds & Debt Securities (Cost $98,020,609)                                              95,168,373
                                                                                                                        -----------
                  Foreign Bonds & Debt Securities - 4.5%
                  Canada - 2.7%
   200,000        Canadian Imperial Bank (Yankee)...............................       6.200%       08/01/2000              199,563
   149,700        Express Pipeline L.P. (U.S.$) (144A)^.........................       6.470%       12/31/2011              133,926
    80,000        Gulf Canada Resources Ltd. (Yankee)...........................       8.250%       03/15/2017               69,765
 1,390,000        Hydro-Quebec (Yankee).........................................      11.750%       02/01/2012            1,834,703
   100,000        Hydro-Quebec (Yankee).........................................       9.500%       11/15/2030              119,165
   200,000        Laidlaw, Inc. (Yankee)........................................       6.720%       10/01/2027              172,222
                                                                                                                     --------------
                                                                                                                          2,529,344
                                                                                                                     --------------
                  Mexico - 0.5%
   445,000        United Mexican States (U.S.$).................................      11.375%       09/15/2016              504,675
                                                                                                                     --------------
                  Netherlands - 0.3%
   250,000        KPNQwest B.V. (Euro)..........................................       8.125%       06/01/2009              241,250
                                                                                                                     --------------
                  Norway - 0.4%
   500,000        Statoil (144A)^ (U.S.$).......................................       6.500%       12/01/2028              422,656
                                                                                                                     --------------
                  Panama - 0.2%
   274,335        Panama (PDI) (U.S.$)..........................................       4.000%       07/17/2016              218,876
                                                                                                                     --------------
                  Peru - 0.2%
   280,000        Peru (PDI) (U.S.$)............................................       4.500%       03/07/2017              194,544
                                                                                                                     --------------
                  Philippine Islands - 0.1%
    90,000        Philippines (Republic of) (U.S.$).............................       8.875%       04/15/2008               88,200
                                                                                                                     --------------
                  Sweden - 0.1%
    60,000        Stena AB (Yankee).............................................       8.750%       06/15/2007               49,200
                                                                                                                     --------------

                  Total Foreign Bonds & Debt Securities ($4,581,299)                                                      4,248,745
                                                                                                                     --------------

                  TOTAL INVESTMENTS - 104.6%
                  (Cost $102,601,908)                                                                                 $  99,417,118
                                                                                                                     --------------
                  Other Assets and Liabilities (net) - (4.6%)                                                            (4,352,049)
                                                                                                                     --------------
                  TOTAL NET ASSETS - 100.0%                                                                           $  95,065,069
                                                                                                                     ==============

                  Portfolio Footnotes:

                  (a) Security purchased on a delayed delivery or when-issued basis. (See note 1 to financial statements)

                  (b) Assets segregated for purchase price of delayed delivery or when-issued security.

                  (c) Held as collateral for open futures contracts

                  ^   Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                  +   Zero coupon bond

                  Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                  PDI - Past Due Interest


Cova Series Trust
Select Equity Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

--------------------------------------------------------------------------------------
Security                                                                      Value
Description                                                    Shares         (Note 1)
--------------------------------------------------------------------------------------
Common Stocks - 99.0%
Aerospace & Defense - 0.6%
Honeywell International Inc....................................26,100      $ 1,505,644
                                                                       ---------------
Automotive - 1.1%
Ford Motor Co..................................................25,900        1,384,031
Lear Corp.*....................................................45,600        1,459,200
                                                                       ---------------
                                                                             2,843,231
                                                                       ---------------
Banking - 4.9%
Astoria Financial Corp.........................................23,700          721,369
Bank of America Corp...........................................26,954        1,352,754
Dime Bancorp, Inc..............................................44,600          674,575
First Union Corp...............................................85,400        2,802,188
KeyCorp........................................................40,000          885,000
U.S. Bancorp..................................................164,700        3,921,919
Washington Mutual, Inc.........................................73,060        1,899,560
                                                                        --------------
                                                                            12,257,365
                                                                        --------------
Beverages, Food & Tobacco - 3.7%
Bestfoods......................................................25,600        1,345,600
Coca-Cola Co. (The)............................................18,200        1,060,150
Coca-Cola Enterprises, Inc.....................................31,500          633,938
Pepsico, Inc...................................................31,100        1,096,275
Philip Morris Co., Inc........................................171,000        3,965,063
Seagrams Co., Ltd..............................................25,400        1,141,413
                                                                         -------------
                                                                             9,242,439
                                                                         -------------
Chemicals - 4.2%
Air Products & Chemicals, Inc..................................72,900        2,446,706
Monsanto Co...................................................108,100        3,851,063
Rohm & Haas Co................................................101,300        4,121,644
                                                                        --------------
                                                                            10,419,413
                                                                        --------------
Commercial Services - 0.4%
Cendant Corp.*.................................................36,175          960,898
                                                                       ---------------
Communications - 1.4%
Lucent Technologies, Inc.......................................45,745        3,422,298
                                                                       ---------------
Computer Software & Processing - 12.8%
America Online, Inc............................................44,900        3,387,144
Automatic Data Processing, Inc.................................37,400        2,014,925
BMC Software, Inc.*............................................21,800        1,742,638
Cisco Systems, Inc.............................................70,600        7,563,025
Citrix Systems, Inc.*..........................................10,000        1,230,000
Microsoft Corp.*..............................................113,100       13,204,414
Oracle Corp.*..................................................26,050        2,919,228
                                                                        --------------
                                                                            32,061,374
                                                                        --------------
Computers & Information - 6.7%
Compaq Computer Corp...........................................50,800        1,374,775
Dell Computer Corp.*...........................................50,400        2,570,400
EMC Corp. *....................................................19,200        2,097,600
International Business Machines Corp...........................17,200        1,857,600
Quantum Corp. - DLT & Storage Systems*........................117,600        1,778,700
Quantum Corp. - Hard Disk Drive*...............................70,100          486,319
Seagate Technology, Inc.*......................................34,700        1,615,719
Sun Microsystems, Inc. *.......................................64,800        5,017,950
                                                                        --------------
                                                                            16,799,063
                                                                        --------------
Cosmetics & Personal Care - 0.9%
Gillette Co....................................................53,700        2,211,769
                                                                       ---------------
Electrical Equipment - 3.0%
General Electric Co............................................48,400        7,489,900
                                                                       ---------------
Electric Utilities - 1.0%
Carolina Power & Light Co......................................19,000          578,313
Northern States Power Co.......................................30,300          590,850
PG&E Corp......................................................38,800          795,400
Wisconsin Energy Corp..........................................28,500          548,625
                                                                       ---------------
                                                                             2,513,188
                                                                       ---------------
Electronics - 4.7%
Applied Materials, Inc.*........................................5,300          671,444
Intel Corp.....................................................58,800        4,839,975
Motorola, Inc..................................................24,700        3,637,075
Texas Instruments, Inc.........................................27,200        2,635,000
                                                                        --------------
                                                                            11,783,494
                                                                        --------------
Entertainment & Leisure - 0.7%
International Game Technology..................................83,900        1,704,219
                                                                       ---------------
Environmental Controls - 1.4%
Republic Services, Inc.*......................................149,700        2,151,938
Waste Management, Inc..........................................76,574        1,316,116
                                                                          ------------
                                                                             3,468,054
                                                                          ------------
Financial Services - 4.7%
CIT Group, Inc. (The)..........................................58,600        1,237,925
Citigroup, Inc.................................................73,400        4,078,288
Federal Home Loan Mortgage Corp................................25,300        1,190,681
Federal National Mortgage Association..........................27,300        1,704,544
Goldman Sachs Group, Inc. (The)................................36,400        3,428,425
                                                                       ---------------
                                                                            11,639,863
                                                                       ---------------
Forest Products & Paper - 2.1%
Bowater, Inc...................................................19,500        1,059,094
Kimberly-Clark Corp............................................17,700        1,154,925
Smurfit-Stone Container Corp.*................................127,883        3,133,134
                                                                          ------------
                                                                             5,347,153
                                                                          ------------
Health Care Providers - 0.5%
Tenet Healthcare Corp.*........................................53,200        1,250,200
                                                                       ---------------
Heavy Machinery - 1.2%
Cooper Industries, Inc.........................................50,500        2,042,094
Deere & Co.....................................................22,700          984,613
                                                                         -------------
                                                                             3,026,707
                                                                         -------------
Household Products - 1.4%
Procter & Gamble Co............................................31,200        3,418,350
                                                                       ---------------
Industrial - Diversified - 3.0%
Tyco International Ltd........................................195,020        7,581,403
                                                                       ---------------
Insurance - 5.2%
Ambac Financial Group, Inc.....................................65,500        3,418,281
American International Group...................................17,800        1,924,625
Aon Corp.......................................................69,200        2,768,000
Marsh & McLennan Co., Inc......................................12,800        1,224,800
UnumProvident Corp............................................112,143        3,595,585
                                                                        --------------
                                                                            12,931,291
                                                                        --------------
Media - Broadcasting & Publishing - 1.7%
Comcast Corp...................................................19,200          964,800
MediaOne Group, Inc.*..........................................27,300        2,096,981
News Corp., Ltd. (The) (ADR)...................................32,200        1,231,650
                                                                        --------------
                                                                             4,293,431
                                                                        --------------
Medical Supplies - 1.8%
Forest Laboratories, Inc.*.....................................24,900        1,529,794
PE Corp - PE Biosystems Group..................................24,800        2,983,750
                                                                        --------------
                                                                             4,513,544
                                                                        --------------
Metals - 1.8%
Allegheny Technologies, Inc....................................69,700        1,563,894
Phelps Dodge Corp...............................................8,200          550,425
Reynolds Metals Co.............................................12,600          965,475
USX - U.S. Steel Group, Inc....................................45,400        1,498,200
                                                                          ------------
                                                                             4,577,994
                                                                          ------------
Oil & Gas - 7.8%
Columbia Energy Group..........................................54,300        3,434,475
Conoco Inc. (Class B)..........................................41,800        1,039,775
Cooper Cameron Corp.*..........................................27,100        1,326,206
Exxon Mobil Corp..............................................132,010       10,635,056
Texaco, Inc....................................................29,800        1,618,513
Tosco Corp.....................................................23,400          636,188
Union Pacific Resources Group, Inc.............................46,900          597,975
                                                                       ---------------
                                                                            19,288,188
                                                                       ---------------
Pharmaceuticals - 4.7%
American Home Products Corp....................................64,700        2,551,606
Amgen, Inc.....................................................25,500        1,531,594
Bristol-Myers Squibb Co........................................39,300        2,522,569
Eli Lilly & Co.................................................53,600        3,564,400
Warner Lambert Co..............................................20,000        1,638,750
                                                                         -------------
                                                                            11,808,919
                                                                         -------------
Retailers - 3.9%
Abercrombie & Fitch Co.........................................39,200        1,046,150
Circuit City Stores, Inc.......................................24,800        1,117,550
Dayton-Hudson Corp.............................................20,100        1,476,094
Federated Department Stores, Inc.*.............................34,000        1,719,125
TJX Companies, Inc.............................................61,000        1,246,688
Wal-Mart Stores, Inc...........................................46,500        3,214,313
                                                                        --------------
                                                                             9,819,920
                                                                        --------------
Telephone Systems - 10.4%
AT&T Corp. - Liberty Media Group*..............................82,700        4,693,225
AT&T Corp......................................................72,000        3,654,000
Bell Atlantic Corp.............................................18,000        1,108,125
Global Crossing Ltd.*..........................................39,800        1,990,000
GTE Corp.......................................................35,200        2,483,800
Level 3 Communications, Inc.*..................................27,800        2,276,125
MCI WorldCom, Inc..............................................86,871        4,609,592
SBC Communications Corp........................................82,077        4,001,254
Sprint Corp (PCS Group)*........................................8,200          840,500
                                                                      ----------------
                                                                            25,656,621
                                                                      ----------------
Transportation - 1.3%
CSX Corp.......................................................28,000          878,500
Union Pacific Corp.............................................55,800        2,434,275
                                                                       ---------------
                                                                             3,312,775
                                                                       ---------------
TOTAL INVESTMENTS - 99.0%
(Cost $225,019,940)                                                        247,148,708

Other Assets and Liabilities (net) - 1.0%                                    2,553,241
                                                                       ---------------

TOTAL NET ASSETS - 100.0%                                                $ 249,701,949
                                                                       ===============

Portfolio Footnotes:

*   Non-income producing security.

ADR - American Depositary Receipt



Cova Series Trust
Large Cap Stock Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

--------------------------------------------------------------------------------------
Security                                                                       Value
Description                                                    Shares         (Note 1)
--------------------------------------------------------------------------------------
Common Stocks - 98.5%
Advertising - 0.1%
DoubleClick Inc.* ..............................................1,500       $  379,594
                                                                         -------------
Aerospace & Defense - 0.9%
B.F. Goodrich Company (The).....................................5,300          145,750
Honeywell International Inc....................................24,900        1,436,419
Lockheed Martin Corp...........................................30,900          675,938
Teledyne Technologies, Inc.*........................................5               47
                                                                         -------------
                                                                             2,258,154
                                                                         -------------
Airlines - 0.1%
Northwest Airlines Corp.*.......................................2,400           53,400
Southwest Airlines, Inc.........................................8,800          142,450
                                                                          ------------
                                                                               195,850
                                                                          ------------
Automotive - 1.7%
Cooper Tire & Rubber Co.........................................1,600           24,900
Dana Corp......................................................11,700          350,269
Delphi Automotive Systems Corp.................................33,100          521,325
Ford Motor Co..................................................49,100        2,623,781
Genuine Parts Co...............................................10,400          258,050
Goodyear Tire & Rubber Co......................................11,000          310,063
Lear Corp.*.....................................................4,600          147,200
Paccar, Inc.....................................................3,600          159,525
                                                                         -------------
                                                                             4,395,113
                                                                         -------------
Banking - 6.5%
AmSouth Bancorp................................................17,000          328,313
Associated Banc-Corp............................................3,000          102,750
Associates First Capital Corp..................................32,200          883,488
Astoria Financial Corp..........................................1,400           42,613
BancWest Corp...................................................3,300           64,350
Bank of America Corp...........................................73,700        3,698,819
Bank One Corp..................................................50,200        1,609,538
Colonial Bancgroup, Inc...........................................600            6,225
Comerica, Inc...................................................6,900          322,144
Commercial Federal Corp...........................................600           10,688
Compass Bancshares, Inc.........................................5,400          120,488
Dime Bancorp, Inc...............................................6,600           99,825
First Tennessee National Corp...................................6,200          176,700
First Union Corp...............................................48,800        1,601,250
Firstar Corp...................................................35,400          747,825
FirstMerit Corp.................................................4,300           98,900
Fleet Boston Financial Corp....................................28,100          978,231
Golden West Financial Corp......................................7,800          261,300
Greenpoint Financial Corp.......................................5,500          130,969
Hibernia Corp...................................................7,600           80,750
Household International, Inc...................................19,100          711,475
Huntington Bancshares, Inc.....................................11,000          262,625
KeyCorp........................................................21,400          473,475
Mercantile Bankshares Corp......................................3,300          105,394
M&T Bank Corp.....................................................400          165,700
National City Corp.............................................27,300          646,669
North Fork Bancorp., Inc........................................6,500          113,750
Pacific Century Financial Corp..................................2,400           44,850
Peoples Heritage Financial Group, Inc...........................3,200           48,200
PNC Bank Corp..................................................14,700          654,150
Southtrust Corp.................................................7,300          276,031
Sovereign Bancorp, Inc..........................................6,000           44,719
Summit Bancorp..................................................8,500          260,313
TCF Financial Corp..............................................3,600           89,550
Union Planters Corp.............................................6,800          268,175
U.S. Bancorp...................................................33,400          795,338
Washington Federal, Inc...........................................200            3,950
Washington Mutual, Inc.........................................28,800          748,800
Wilmington Trust Corp...........................................1,100           53,075
                                                                          ------------
                                                                            17,131,405
                                                                          ------------
Beverages, Food & Tobacco - 3.8%
Bestfoods.......................................................9,400          494,088
Coca-Cola Co. (The)............................................26,100        1,520,325
General Mills, Inc.............................................14,100          504,075
Heinz (H.J.), Co...............................................16,200          644,963
Hershey Foods Corp..............................................6,200          294,500
Nabisco Holdings Corp...........................................1,800           56,925
Philip Morris Co., Inc........................................114,800        2,661,925
Sara Lee Corp..................................................40,500          893,531
Seagrams Co., Ltd..............................................38,900        1,748,069
Unilever N.V...................................................21,700        1,181,294
                                                                         -------------
                                                                             9,999,695
                                                                         -------------
Building Materials - 0.1%
Owens Corning...................................................3,300           63,731
USG Corp........................................................1,700           80,113
                                                                         -------------
                                                                               143,844
                                                                         -------------
Chemicals - 2.0%
Air Products & Chemicals, Inc..................................26,800          899,475
Georgia Gulf Corp.................................................200            6,088
IMC Global, Inc.................................................7,300          119,538
Lyondell Petro Chemical Co.....................................13,100          167,025
Monsanto Co....................................................45,500        1,620,938
PPG Industries, Inc.............................................1,700          106,356
Praxair, Inc....................................................2,500          125,781
Rohm & Haas Co.................................................27,900        1,135,181
Solutia, Inc....................................................7,800          120,413
Union Carbide Corp.............................................12,800          854,400
USEC, Inc.......................................................1,800           12,600
                                                                         -------------
                                                                             5,167,795
                                                                         -------------
Commercial Services - 1.2%
Cendant Corp.*.................................................98,700        2,621,719
Equifax, Inc...................................................14,900          351,081
Service Corp. International....................................31,400          217,838
                                                                         -------------
                                                                             3,190,638
                                                                         -------------
Communications - 3.7%
Lucent Technologies, Inc.......................................88,500        6,620,906
Nortel Networks Corp...........................................14,500        1,464,500
QUALCOMM, Inc...................................................8,800        1,551,000
                                                                        --------------
                                                                             9,636,406
                                                                        --------------
Computer Software & Processing - 13.7%
3 Com Corp.*....................................................3,300          155,100
Adobe Systems, Inc..............................................3,300          221,925
America Online, Inc............................................63,600        4,797,825
Automatic Data Processing, Inc.................................19,400        1,045,175
BMC Software, Inc.*.............................................9,300          743,419
Cisco Systems, Inc.............................................94,900       10,166,163
Citrix Systems, Inc.*...........................................1,700          209,100
First Data Corp................................................15,500          764,344
Microsoft Corp................................................131,100       15,305,888
Networks Associates, Inc.*......................................1,900           50,706
Novell, Inc.*..................................................11,400          453,863
Oracle Corp.....................................................2,900          324,981
Yahoo!, Inc.*...................................................3,400        1,471,138
                                                                        --------------
                                                                            35,709,627
                                                                        --------------
Computers & Information - 5.1%
Apple Computer, Inc.*.............................................600           61,688
Compaq Computer Corp...........................................48,600        1,315,238
Dell Computer Corp................................................300           15,300
Electronic Data Systems Corp...................................14,200          950,513
EMC Corp.*.....................................................40,000        4,370,000
International Business Machines Corp...........................13,800        1,490,400
Lexmark International Group, Inc.*..............................3,600          325,800
Quantum Corp. - DLT & Storage Systems*..........................6,000           90,750
Seagate Technology, Inc.*.......................................7,200          335,250
Sun Microsystems, Inc..........................................57,000        4,413,938
                                                                         -------------
                                                                            13,368,877
                                                                         -------------
Cosmetics & Personal Care - 0.7%
Gillette Co....................................................45,300        1,865,794
                                                                        --------------
Electric Utilities - 2.0%
Allegheny Energy, Inc...........................................6,000          161,625
Carolina Power & Light Co......................................14,700          447,431
Central & South West Corp......................................28,500          570,000
Cinergy Corp....................................................8,100          195,413
CMS Energy Corp.................................................6,200          193,363
Dominion Resources, Inc........................................11,900          467,075
DTE Energy Co...................................................7,000          219,625
Entergy Corp...................................................11,300          290,975
FPL Group, Inc..................................................9,000          385,313
GPU, Inc........................................................6,200          185,613
NiSource, Inc...................................................6,600          117,975
Northern States Power Co.......................................16,900          329,550
PG&E Corp......................................................19,500          399,750
Pinnacle West Capital Corp......................................4,500          137,531
PP&L Resources, Inc.............................................8,000          183,000
Reliant Energy, Inc.............................................9,200          210,450
TECO Energy, Inc................................................6,700          124,369
Texas Utilities Co.............................................14,900          529,881
Wisconsin Energy Corp...........................................6,200          119,350
                                                                          ------------
                                                                             5,268,289
                                                                          ------------
Electrical Equipment - 4.4%
Emerson Electric Co............................................15,300          877,838
General Electric Co............................................68,200       10,553,950
National Service Industries, Inc..................................300            8,850
Symbol Technologies, Inc........................................2,800          177,975
                                                                         -------------
                                                                            11,618,613
                                                                         -------------
Electronics - 6.2%
Anixter International, Inc.*......................................300            6,188
Applied Materials, Inc.*.......................................11,500        1,456,906
Input/Output, Inc.*...............................................200            1,013
Intel Corp.(a)................................................100,700        8,288,869
Motorola, Inc..................................................18,900        2,783,025
National Semiconductor Corp.*...................................6,200          265,438
Raytheon Co....................................................14,400          357,300
Raytheon Co.(Class B)...........................................5,200          138,125
Texas Instruments, Inc.........................................28,800        2,790,000
Xilinx, Inc.....................................................2,600          118,219
                                                                         -------------
                                                                            16,205,083
                                                                         -------------
Entertainment & Leisure - 1.1%
Eastman Kodak Co...............................................25,200        1,669,500
Hasbro, Inc.....................................................3,600           68,625
International Game Technology...................................5,000          101,563
Mattel, Inc....................................................23,500          308,438
Mirage Resorts, Inc.*..........................................18,200          278,688
Times Mirror Co.................................................7,000          469,000
                                                                          ------------
                                                                             2,895,814
                                                                          ------------
Environmental Controls - 0.3%
Waste Management, Inc..........................................45,500          782,031
                                                                          ------------
Financial Services - 3.4%
Bear Stearns Co., Inc...........................................5,400          230,850
Charter One Financial, Inc.....................................10,200          195,075
CIT Group, Inc. (The)...........................................6,300          133,088
Citigroup, Inc.................................................23,600        1,311,275
Countrywide Credit Industries, Inc..............................5,400          136,350
Federal Home Loan Mortgage Corp................................31,000        1,458,938
Federal National Mortgage Association..........................31,900        1,991,756
Financial Security Assurance Holdings Ltd.........................500           26,063
Finova Group, Inc...............................................3,100          110,050
Franklin Resources, Inc.........................................1,200           38,475
Goldman Sachs Group, Inc. (The)................................11,900        1,120,831
Merrill Lynch & Co., Inc.......................................17,500        1,461,250
Ocwen Financial Corp.*............................................400            2,500
Paine Webber Group, Inc.........................................6,200          240,638
Provident Financial Group, Inc....................................500           17,938
Regions Financial Corp.........................................10,700          268,838
TD Waterhouse Group, Inc.*.....................................17,900          294,231
                                                                         -------------
                                                                             9,038,146
                                                                         -------------
Food Retailers - 0.7%
Albertson's, Inc................................................6,300          203,175
Kroger Co......................................................43,500          821,063
Safeway, Inc.*.................................................26,600          945,963
                                                                          ------------
                                                                             1,970,201
                                                                          ------------
Forest Products & Paper - 0.6%
Bowater, Inc....................................................1,900          103,194
Fort James Corp.................................................9,500          260,063
Georgia-Pacific Corp............................................2,800          142,100
International Paper Co.........................................14,900          840,919
Louisiana-Pacific Corp..........................................3,900           55,575
Pactiv Corporation*.............................................1,000           10,625
Smurfit-Stone Container Corp.*..................................8,400          205,800
                                                                         -------------
                                                                             1,618,276
                                                                         -------------
Health Care Providers - 0.8%
Columbia/HCA Healthcare Corp...................................20,600          603,838
HEALTHSOUTH Corp.*.............................................19,900          106,963
Medtronic, Inc.................................................15,400          561,138
Tenet Healthcare Corp.*........................................18,400          432,400
United Healthcare Corp..........................................5,100          270,938
Wellpoint Health Networks, Inc.*................................3,400          224,188
                                                                          ------------
                                                                             2,199,465
                                                                          ------------
Heavy Machinery - 0.8%
Baker Hughes, Inc...............................................8,500          179,031
Caterpillar Inc...................................................200            9,413
Cooper Industries, Inc..........................................7,100          287,106
Deere & Co.....................................................16,400          711,350
Eaton Corp......................................................5,000          363,125
Ingersoll-Rand Co...............................................6,800          374,425
Smith International, Inc.*......................................2,600          129,188
                                                                          ------------
                                                                             2,053,638
                                                                          ------------
Home Construction, Furnishings & Appliances - 0.1%
Furniture Brands International, Inc.*.............................900           19,800
Leggett & Platt, Inc...........................................13,600          291,550
                                                                          ------------
                                                                               311,350
                                                                          ------------
Household Products - 2.2%
Clorox Co......................................................11,000          554,125
Procter & Gamble Co............................................47,800        5,237,088
                                                                        --------------
                                                                             5,791,213
                                                                        --------------
Industrial - Diversified - 1.2%
ITT Industries, Inc.............................................8,600          287,563
Temple Inland, Inc..............................................2,000          131,875
Tyco International Ltd.........................................67,800        2,635,725
Water Pik Tecnologies, Inc.*........................................5               48
                                                                         -------------
                                                                             3,055,211
                                                                         -------------
Insurance - 3.3%
Aetna, Inc......................................................7,200          401,850
Allstate Corp..................................................63,200        1,516,800
Ambac Financial Group, Inc......................................5,600          292,250
American International Group....................................8,600          929,875
Aon Corp.......................................................19,900          796,000
AXA Financial, Inc.............................................11,600          392,950
Cigna Corp.....................................................10,200          821,738
Fremont General Corp............................................1,600           11,800
Hartford Financial Services Group, Inc.........................18,000          852,750
Lincoln National Corp..........................................13,000          520,000
MBIA, Inc.......................................................8,300          438,344
Mercury General Corp............................................3,000           66,750
Safeco Corp....................................................10,400          258,700
St. Paul Co....................................................14,600          491,838
Torchmark Corp..................................................5,200          151,125
Travelers Property Casualty Corp................................4,800          164,400
UnumProvident Corp.............................................19,800          634,838
                                                                          ------------
                                                                             8,742,008
                                                                          ------------
Lodging - 0.3%
Extended Stay America, Inc.*......................................700            5,338
Hilton Hotels Corp.............................................26,400          254,100
Mandalay Resort Group*..........................................1,000           20,125
Starwood Hotels & Resorts Worldwide, Inc.......................17,700          415,950
                                                                          ------------
                                                                               695,513
                                                                          ------------
Media - Broadcasting & Publishing - 2.9%
Comcast Corp...................................................39,000        1,959,750
Gannett Co., Inc...............................................12,400        1,011,375
Knight-Ridder, Inc.............................................10,000          595,000
MediaOne Group, Inc.*..........................................40,300        3,095,544
New York Times Co..............................................18,300          898,988
                                                                         -------------
                                                                             7,560,657
                                                                         -------------
Medical Supplies - 0.6%
Becton Dickinson & Co...........................................4,900          131,075
Boston Scientific Corp.*........................................7,600          166,250
Forest Laboratories, Inc.*.....................................11,900          731,106
Humana, Inc.*...................................................6,000           49,125
Perkin-Elmer Biosystems Group...................................3,500          421,094
St. Jude Medical, Inc.*.........................................2,300           70,581
                                                                         -------------
                                                                             1,569,231
                                                                         -------------
Metals - 0.8%
Alcoa, Inc.....................................................16,300        1,352,900
Allegheny Technologies, Inc.....................................7,850          176,134
Freeport-McMoran Copper & Gold, Inc. (Class B)*................10,900          230,263
Hubbell, Inc....................................................2,400           65,400
Phelps Dodge Corp.................................................600           40,275
Reynolds Metals Co..............................................2,900          222,213
                                                                         -------------
                                                                             2,087,185
                                                                         -------------
Office Equipment - 0.3%
Harris Corp., Inc.................................................100            2,669
Xerox Corp.....................................................39,300          891,619
                                                                         -------------
                                                                               894,288
                                                                         -------------
Oil & Gas - 5.6%
Chevron Corp...................................................18,800        1,628,550
Columbia Energy Group...........................................4,100          259,325
Conoco Inc. (Class B)..........................................17,900          445,263
Consolidated Natural Gas Co.....................................3,900          253,256
Cooper Cameron Corp.*...........................................2,900          141,919
ENSCO International, Inc........................................6,600          150,975
Exxon Mobil Corp...............................................97,184        7,829,386
Global Marine, Inc.*............................................9,000          149,625
Phillips Petroleum Co...........................................7,900          371,300
Royal Dutch Petroleum Co.......................................49,500        2,991,656
R&B Falcon Corp.*..............................................10,400          137,800
Tosco Corp......................................................8,200          222,938
Ultramar Diamond Shamrock Corp..................................4,700          106,631
Union Pacific Resources Group, Inc..............................7,300           93,075
Valero Energy Corp................................................800           15,900
                                                                         -------------
                                                                            14,797,599
                                                                         -------------
Pharmaceuticals - 6.9%
Abbott Laboratories............................................44,200        1,605,013
Alza Corp.*....................................................19,100          661,338
American Home Products Corp....................................55,700        2,196,669
Bristol-Myers Squibb Co........................................77,600        4,980,950
Eli Lilly & Co.................................................49,000        3,258,500
Genzyme Corp.*..................................................7,900          355,500
Human Genome Sciences, Inc.*......................................900          137,363
Johnson & Johnson...............................................1,700          158,313
Merck & Co., Inc...............................................14,500          972,406
Pfizer, Inc....................................................17,500          567,656
Schering-Plough Corp............................................2,200           92,813
Warner Lambert Co..............................................35,500        2,908,781
Watson Pharmaceutical, Inc.*....................................6,500          232,781
                                                                          ------------
                                                                            18,128,083
                                                                          ------------
Retailers - 5.8%
Abercrombie & Fitch Co..........................................5,500          146,781
Circuit City Stores, Inc........................................3,400          153,213
CompUSA, Inc.*..................................................2,100           10,763
CVS Corp........................................................3,700          147,769
Dayton-Hudson Corp.............................................23,600        1,733,125
Federated Department Stores, Inc.*.............................11,400          576,413
Gap, Inc.......................................................45,000        2,070,000
Home Depot, Inc................................................36,600        2,509,388
J.C. Penney Co., Inc...........................................14,200          283,113
K-Mart Corp.*..................................................26,900          270,681
May Department Stores Co. (The)................................18,200          586,950
Nordstrom, Inc..................................................7,300          191,169
Sears, Roebuck and Co.............................................400           12,175
TJX Companies, Inc.............................................17,800          363,788
Wal-Mart Stores, Inc...........................................89,300        6,172,863
                                                                         -------------
                                                                            15,228,191
                                                                         -------------
Telephone Systems - 7.9%
AT&T Corp......................................................31,900        1,618,925
AT&T Corp. - Liberty Media Group...............................33,900        1,923,825
Bell Atlantic Corp.............................................22,700        1,397,469
Exodus Communications, Inc......................................5,200          461,825
Global Crossing Ltd.*..........................................24,600        1,230,000
GTE Corp.......................................................34,400        2,427,350
Level 3 Communications, Inc.*..................................15,600        1,277,250
MCI WorldCom, Inc..............................................99,750        5,292,984
SBC Communications Corp.......................................111,500        5,435,625
                                                                         -------------
                                                                            21,065,253
                                                                         -------------
Textiles, Clothing & Fabrics - 0.1%
Jones Apparel Group, Inc.*......................................7,300          198,013
Reebok International Ltd.*......................................1,100            9,006
Unifi, Inc.*....................................................1,100           13,544
                                                                         -------------
                                                                               220,563
                                                                         -------------
Transportation - 0.6%
AMR Corp. *.....................................................5,500          368,500
Burlington Northern Santa Fe Corp..............................14,100          341,925
CNF Transportation, Inc.........................................1,400           48,300
Consolidated Freightways Corp.*...................................100              794
CSX Corp........................................................6,500          203,938
Norfolk Southern Corp..........................................10,600          217,300
Ryder System, Inc...............................................1,900           46,431
Union Pacific Corp..............................................7,400          322,825
Wisconsin Central Transport Corp.*................................300            4,031
                                                                         -------------
                                                                             1,554,044
                                                                         -------------

Total Common Stocks (Cost $232,008,679)                                    258,792,737
                                                                         -------------

U.S. Treasury Securities - 0.0%                                 Par
U.S. Treasury Note at 5.875%, due 2/15/00 (a)................$310,000     $    310,291
(Cost $311,519)                                                          -------------

TOTAL INVESTMENTS - 98.5%
(Cost $232,320,198)                                                        259,103,028

Other Assets and Liabilities - 1.5%                                          4,024,120
                                                                         -------------
TOTAL NET ASSETS - 100.0%                                                $ 263,127,148
                                                                         =============

Portfolio Footnotes:

(a) Held as collateral for open futures contracts.

*   Non-income producing security.



Cova Series Trust
International Equity Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

--------------------------------------------------------------------------------------
Security                                                                       Value
Description                                                    Shares         (Note 1)
--------------------------------------------------------------------------------------
Common and Preferred Stocks - 99.1%
Australia - 2.8%
AMP Ltd........................................................21,000       $  231,673
Broken Hill Proprietary Co., Ltd...............................29,800          390,698
CSR Ltd........................................................73,500          178,263
Lend Lease Corp., Ltd..........................................24,400          341,316
National Australia Bank Ltd....................................30,800          470,413
News Corp., Ltd. (The) Preferred...............................96,000          821,210
Southcorp Holdings Ltd........................................108,400          381,572
Telstra Corp., Ltd.............................................92,900          504,218
Telstra Corp., Ltd.*...........................................29,192          158,441
Westpac Banking Corp. Ltd......................................30,900          212,819
WMC Ltd........................................................34,900          192,166
                                                                         -------------
                                                                             3,882,789
                                                                         -------------
Austria - 0.5%
Bank Austria AG ...............................................12,153          686,081
                                                                         -------------
Belgium - 0.0%
Real Software.....................................................814           64,663
                                                                         -------------
Denmark - 0.1%
Ratin A/S (B Shs) ..............................................1,733          194,893
                                                                        --------------
Finland - 3.0%
Nokia Oyj......................................................12,966        2,352,790
Sonera Oyj......................................................7,061          484,393
Stora Enso Oyj.................................................57,484          988,419
Tietoenator Oyj.................................................5,705          356,575
                                                                          ------------
                                                                             4,182,177
                                                                          ------------
France -11.5%
Alcatel.........................................................4,024          924,904
Alstom.........................................................18,386          613,506
Atos SA*........................................................1,510          250,559
Aventis S.A....................................................18,659        1,085,336
AXA Co..........................................................6,933          967,299
Banque Nationale de Paris......................................11,070        1,022,225
Carrefour S.A...................................................4,278          789,647
Castorama Dubois Investisse.....................................1,900          578,448
Christian Dior SA...............................................1,484          368,021
CNP Assurances..................................................5,600          206,394
Coflexip SA.....................................................1,603          116,593
Compagnie de Saint Goban........................................2,767          520,783
Elf Aquitaine SA ..................................................65           10,026
Groupe Danone...................................................2,707          638,569
Lagardere Groupe................................................8,614          468,924
LVMH (Louis Vuitton Moet Hennessy)................................789          353,710
Pinault-Printemps-Redoute S.A...................................2,388          630,724
Renault S.A.....................................................4,942          238,440
Rhodia, S.A....................................................22,490          508,763
Suez Lyonnaise Des Eaux SA......................................1,509          242,027
Total Fina SA..................................................21,045        2,811,049
Usinor Sacilor.................................................19,821          372,656
Vivendi........................................................22,847        2,064,824
                                                                         -------------
                                                                            15,783,427
                                                                         -------------
Germany - 10.7%
BASF AG........................................................14,475          744,205
Bayer AG........................................................7,749          367,153
Bilfinger and Berger Bau AG....................................12,540          273,058
Celanese AG*....................................................1,116           20,363
Consors Discount Broker AG*.....................................2,808          234,952
DaimlerChrysler AG.............................................14,013        1,090,566
Deutsche Bank AG...............................................14,408        1,217,896
Deutsche Telekom AG............................................28,108        2,011,833
Dresdner Bank AG................................................8,240          448,564
Entrium Direct Bankers AG*......................................6,500           99,600
Hochtief AG.....................................................4,400          164,119
Mannesmann AG..................................................13,546        3,304,685
Marschollek, Lautenschlaeger und Partner AG.......................600          181,458
ProSieben Media AG Preferred (144A)^............................4,100          238,486
SAP AG..........................................................1,452          715,779
Schering AG.....................................................2,607          317,608
Siemans AG.....................................................12,590        1,602,997
Stinnes AG*....................................................11,148          236,004
Thyssen Krupp AG...............................................15,893          484,657
Veba AG........................................................12,682          616,863
Volkswagen AG - Preferred.......................................3,900          126,204
Volkswagen AG...................................................5,979          337,235
                                                                         -------------
                                                                            14,834,285
                                                                         -------------
Hong Kong - 2.8%
Cable & Wireless HKT Ltd......................................150,000          433,230
Cheung Kong (Holdings) Ltd.....................................54,000          686,029
Dao Heng Bank Group Ltd........................................80,000          412,711
Hong Kong Electric.............................................71,000          221,961
Hutchison Whampoa Ltd..........................................80,000        1,163,000
SmarTone Telecommunications Holdings Ltd.......................68,500          330,471
Sun Hung Kai Properties Ltd....................................45,000          468,931
Wharf (Holdings) Ltd...........................................86,000          199,704
                                                                         -------------
                                                                             3,916,037
                                                                         -------------
Ireland - 0.9%
Bank of Ireland................................................42,633          339,529
CRH Plc........................................................15,728          339,305
Irish Life & Permanent Plc.....................................19,361          183,468
Jefferson Smurfit Group Plc...................................135,628          410,180
                                                                          ------------
                                                                             1,272,482
                                                                          ------------
Italy - 4.2%
Assicurazioni Generali..........................................6,975          231,618
Banca Fideuram SpA.............................................60,681          707,215
Banca Nazionale del Lavoro *...................................64,729          215,336
Bipop-Carire SpA................................................2,703          239,273
ENI SpA.......................................................114,421          627,838
Fiat SpA*.......................................................9,790          279,795
Mediaset SpA...................................................23,973          370,773
Mediolanum SpA.................................................22,410          299,699
Saipem SpA.....................................................48,900          178,008
Telecom Italia Mobile SpA......................................88,868          990,931
Telecom Italia SpA.............................................39,263          552,155
Telecom Italia SpA.............................................64,630          394,439
Unicredito Italiano SpA.......................................143,670          707,368
                                                                         -------------
                                                                             5,794,448
                                                                         -------------
Japan - 19.2%
Advantest Corp..................................................1,000          264,343
Aiful Corp........................................................500           61,191
Ajinomoto Co., Inc.............................................15,000          156,403
Asahi Bank Ltd.................................................79,000          487,272
Bank of Fukuoka Ltd............................................23,000          159,653
Bank of Tokyo - Mitsubishi Ltd. (The)..........................33,000          460,074
Bridgestone Corp................................................9,000          198,257
Citizen Watch Co, Ltd..........................................25,000          159,095
DDI Corp...........................................................33          452,320
EBARA Corp.....................................................39,000          435,285
Fuji Bank, Ltd.................................................36,000          349,990
Fuji Heavy Industries Ltd......................................21,000          143,920
Fujitsu Ltd....................................................23,000        1,049,344
Hitachi Ltd....................................................25,000          401,410
Hitachi Software Engineering Co., Ltd...........................2,200          320,932
Honda Motor Co., Ltd...........................................11,000          409,242
Ito-Yokado Co., Ltd.............................................4,000          434,697
Japan Tobacco, Inc.................................................19          145,467
Kaken Pharmaceutical Co. Ltd...................................10,000           55,610
Kawasaki Steel Corp............................................97,000          173,791
Kyocera Corp....................................................4,000        1,037,791
Marui Co., Ltd.................................................11,000          164,343
Matsushita Electric Industry...................................20,000          554,141
Minebea Co., Ltd...............................................34,000          583,532
Mitsubishi Chemical Corp......................................158,000          556,883
Mitsubishi Corp................................................72,000          556,178
Mitsubishi Estate Co., Ltd.....................................20,000          195,222
Mitsui Marine & Fire Insurance Co., Ltd........................25,000          148,326
Mitsui Trust & Banking Co., Ltd (The)..........................31,000           70,110
NAMCO Ltd.......................................................9,300          602,761
NEC Corp.......................................................16,000          381,437
Nintendo Co. Ltd................................................1,400          232,739
Nippon Telegraph and Telephone Corp...............................129        2,210,202
Nippon Yusen Kabushiki Kaisha.................................140,000          572,939
Nishimatsu Construction Co.....................................73,000          293,029
Nisshin Steel Co., Ltd..........................................4,000            4,425
Omron Corp......................................................9,000          207,509
Osaka Gas Co., Ltd.............................................75,000          180,634
Pioneer Corp...................................................19,000          502,252
Promise Co., Ltd................................................5,200          264,735
Ricoh Corp., Ltd...............................................28,000          527,981
Rohm Co.........................................................1,600          657,921
Sanyo Electric Co., Ltd........................................42,000          170,648
Sekisui Chemical Co., Ltd......................................41,000          181,839
Shohkoh Fund......................................................440          174,251
Snow Brand Milk Product Co Ltd.................................29,000          116,977
Softbank Corp...................................................1,400        1,340,513
Sony Music Entertainment, Inc...................................9,600        1,915,489
Sumitomo Bakelite Co., Ltd.....................................14,000          125,416
Sumitomo Bank, Ltd.............................................16,000          219,150
Sumitomo Rubber Industries Ltd.................................45,000          199,138
Suzuki Motor Corp..............................................23,000          335,745
Taiheiyo Cement Corp...........................................49,000           93,548
Takeda Chemical Industries.....................................13,000          642,745
Takefuji Corp...................................................1,000          125,220
Tokuyama Corp..................................................31,000          113,814
Tokyo Electric Power Co., Inc..................................13,100          351,420
Tokyo Gas Co., Ltd.............................................66,000          160,897
Tokyo Steel Manufacturing Co., Ltd.............................27,200           95,868
Toppan Printing Co., Ltd.......................................18,000          179,753
Tostem Corp....................................................14,000          251,518
Toyo Trust & Banking Co., Ltd..................................62,000          254,944
Toyota Motor Co................................................22,104        1,071,224
Uny Co. Ltd....................................................15,000          146,710
West Japan Railway Co.............................................153          542,256
Yamaha Corp.....................................................7,000           45,506
Yamanouchi Pharmaceutical......................................11,000          384,472
York-Benimaru Co., Ltd..........................................3,000           78,128
Yoshitomi Pharmaceutical Industries, Ltd.......................16,000          203,642
                                                                         -------------
                                                                            26,344,217
                                                                         -------------
Netherlands - 8.6%
ABN Amro Holding N.V...........................................23,590          589,771
Aegon N.V.......................................................4,638          448,387
Equant N.V.*....................................................9,032        1,026,151
Fortis (NL) NV.................................................25,066          903,368
Getronics N.V...................................................5,263          420,206
Heineken N.V...................................................10,660          520,338
ING Groep N.V..................................................19,312        1,166,938
Koninklijke KPN N.V............................................10,952        1,069,845
Koninklijke Numico, N.V.........................................7,300          272,288
Koninklijke (Royal) Philips Electonics N.V.....................12,033        1,637,613
Laurus N.V.....................................................13,151          237,310
Royal Dutch Petroleum Co.......................................10,680          655,142
STMicroelectronics..............................................3,458          532,662
TNT Post Group N.V.................................................41            1,176
United Pan-Europe Communications NV*............................4,661          596,742
Vedior N.V.....................................................21,987          226,084
Vendex N.V.....................................................21,816          580,608
VNU NV..........................................................7,400          389,260
Wolters Kluwer N.V.............................................16,999          575,793
                                                                          ------------
                                                                            11,849,682
                                                                          ------------
New Zealand - 0.2%
Fletcher Challenge Energy......................................16,300           42,616
Fletcher Challenge Ltd.........................................28,300           41,731
Fletcher Challenge Paper Shares................................76,200           53,392
Telecom New Zealand............................................32,100          151,066
                                                                         -------------
                                                                               288,805
                                                                         -------------
Portugal - 0.7%
Banco Pinto & Sotto Mayor S.A..................................23,800          510,566
Portugal Telecom S.A...........................................14,935          163,960
PT Multimedia Servicos*.........................................5,410          307,977
                                                                         -------------
                                                                               982,503
                                                                         -------------
Singapore - 0.9%
DBS Bank Ltd...................................................27,705          454,535
Neptune Orient Lines Ltd......................................157,000          210,403
Singapore Press Holdings Ltd....................................9,000          195,252
Singapore Telecommunications, Ltd..............................86,000          177,788
Venture Manufacturing Ltd......................................23,000          264,002
                                                                         -------------
                                                                             1,301,980
                                                                         -------------
Spain - 4.7%
Altadis S.A. (ex Tabacalera S.A.)...............................4,450           63,702
Banco Bilbao Vizcaya S.A.......................................20,632          294,100
Banco Santander Central Hispano S.A...........................115,538        1,309,166
Centros Comerciales Continente, S.A.............................8,025          160,991
Endesa S.A.....................................................46,172          917,422
Indra Sistemas S.A.............................................18,969          356,637
Repsol S.A.....................................................32,900          763,493
Telefonica S.A.................................................97,872        2,446,886
Union Electrica Fenosa, S.A....................................12,822          224,134
                                                                         -------------
                                                                             6,536,531
                                                                         -------------
Sweden - 3.5%
ABB Ltd.*.......................................................2,882          351,977
Autoliv, Inc...................................................13,203          387,180
Electrolux AB...................................................8,292          208,985
ForeningsSparbanken AB.........................................10,857          159,831
Modern Times Group MTG AB (B shares)*...........................4,592          228,221
Skandia Forsakrings AB.........................................11,048          334,394
Telefonaktiebolaget LM Ericsson................................48,600        3,130,868
                                                                         -------------
                                                                             4,801,456
                                                                         -------------
Switzerland - 6.9%
Compagnie Financiere Richemont AG (Units A).......................205          489,414
Geberit International AG .........................................590          202,017
Holderbank Financiere Glarus AG...................................139          190,375
Nestle S.A........................................................838        1,535,745
Novartis AG.......................................................737        1,082,557
Roche Holding AG .................................................192        2,279,827
Schweizerische Lebensversicherungs-und Rentenanstal...............470          273,136
SGS Societe Generale de Surveillance Holding S.A.*................191          243,595
Swisscom AG.....................................................2,990        1,209,751
UBS AG..........................................................3,505          946,881
Zurich Allied AG................................................1,813        1,034,243
                                                                         -------------
                                                                             9,487,541
                                                                         -------------
United Kingdom - 17.8%
Allied Zurich Plc..............................................24,450          287,761
ARM Holdings Plc*...............................................2,200          148,730
Arriva Plc......................................................9,000           35,038
AstraZeneca Group Plc..........................................17,650          733,324
Barclays Plc...................................................17,300          497,934
Bass Plc.......................................................13,939          175,408
BG Group Plc...................................................28,711          184,128
Billiton Plc...................................................64,200          380,611
BP Amoco Plc..................................................266,234        2,683,933
British Aerospace Plc..........................................50,048          329,049
British American Tobacco Plc...................................25,250          142,761
British Sky Broadcasting Group Plc.............................27,600          445,850
British Telecommunications Plc.................................46,100        1,103,458
Cable & Wireless Plc...........................................50,100          849,781
Cadbury Schweppes Plc..........................................34,500          207,320
CMG Plc.........................................................1,900          139,711
Compass Group Plc..............................................44,300          608,279
Corus Group Plc...............................................106,700          277,505
Diageo Plc.....................................................32,184          259,976
Dixons Group Plc...............................................10,400          250,322
Enterprise Oil Plc..............................................9,600           65,366
FirstGroup Plc.................................................22,000           85,293
Glaxo Wellcome Plc.............................................53,900        1,528,950
Glynwed International Plc......................................56,700          219,824
Great Universal Stores Plc.....................................19,500          114,604
Hanson Plc.....................................................27,900          233,912
Hays Plc........................................................8,500          135,593
HSBC Holdings Plc..............................................76,650        1,083,429
Imperial Chemical Industries Plc...............................14,700          155,301
Kingfisher Plc.................................................27,200          301,120
Lloyds TSB Group Plc..........................................135,800        1,686,965
Marconi Plc....................................................36,900          654,767
MEPC Plc.......................................................36,274          272,476
MFI Furniture Group Plc.......................................104,932           76,278
National Power Plc.............................................27,540          160,077
Northern Foods Plc..............................................4,165            6,728
Norwich Union Plc..............................................12,200           93,514
Nycomed Amersham Plc...........................................18,475          116,394
Ocean Group Plc.................................................9,300          173,518
Pearson Plc....................................................19,400          631,476
Pilkington Plc.................................................53,500           72,855
Prudential Corp................................................27,500          524,197
Racal Electronics..............................................44,100          395,377
Reckitt & Colman Plc...........................................12,500          117,317
Reuters Group Plc..............................................17,700          245,896
Royal Bank of Scotland.........................................15,500          274,424
Royal & Sun Alliance Insurance Group Plc.......................37,381          270,224
Scottish Power Plc.............................................56,300          415,855
SEMA Group Plc..................................................5,100           91,708
Smith & Nephew Plc.............................................17,000           57,121
SmithKline Beecham Plc.........................................66,802          851,425
Tate & Lyle Plc................................................13,200           84,547
Tesco Plc.....................................................103,800          315,236
The Sage Group Plc.............................................12,600          155,098
Thus Plc*......................................................14,000           88,427
TI Group Plc...................................................14,600          105,896
Unilever Plc...................................................32,068          236,238
Vodafone Group Plc............................................440,200        2,169,069
Williams Plc...................................................20,700           94,297
Wolseley Plc...................................................16,000          111,915
Woolwich Plc...................................................54,300          290,779
                                                                         -------------
                                                                            24,504,365
                                                                         -------------
United States - 0.1%
LHS Group Inc. ................................................ 3,856           95,237
                                                                         -------------

Total Common and Preferred Stocks (Cost $106,756,850)                      136,803,599
                                                                         -------------

-------------------------------------------------------------------------------------------------------------------------
Par                Security                                                                                       Value
Amount             Description                                                    Coupon     Maturity           (Note 1)
-------------------------------------------------------------------------------------------------------------------------
                   Foreign Bonds & Debt Securities - 0.3%
                   Bermuda - 0.2%
   (Y)10,000,000   AB International Cayman Trust...............................    0.500%    08/01/2007        $ 123,796
   (Y)15,000,000   Sanwa International Finance Convertible.....................         +    08/01/2005          161,719
                                                                                                          --------------
                                                                                                                 285,515
                                                                                                          --------------
                   Japan - 0.1%
   (Y)10,000,000   Yamanouchi Pharmaceutical ..................................    1.250%    03/31/2014          175,503
                                                                                                          --------------

                   United Kingdom - 0.0%
  (pound)4,000     BG Transco Holdings - Float.................................    7.057%    12/14/2009            6,501
  (pound)4,000     BG Transco Holdings - Variable..............................    4.188%    12/14/2022            6,445
  (pound)4,000     BG Transco Holdings.........................................    7.000%    12/16/2024            6,278
                                                                                                          --------------
                                                                                                                  19,224
                                                                                                          --------------

                   Total Foreign Bonds & Debt Securities (Cost $277,210)                                         480,242
                                                                                                          --------------

                   TOTAL INVESTMENTS - 99.4%
                   (Cost $107,034,060)                                                                      $137,283,841

                   Other Assets and Liabilities (net) - 0.6%                                                     787,312
                                                                                                          --------------

                   TOTAL NET ASSETS - 100.0%                                                                $138,071,153
                                                                                                          ==============

                   Portfolio Footnotes:

                        *Non-income producing security.

                        ^Securities that may be resold to "qualified institutional buyers"
                         under Rule 144A or securities offered pursuant to Section 4(2) of the
                         Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                        +Zero coupon bond

                        (Y) - Japanese Yen

                        (pound) - British Pound


Cova Series Trust
Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

------------------------------------------------------------------------------------------------------------------------------------
 Par/Share         Security                                                                                                  Value
  Amount           Description                                                        Coupon        Maturity                (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                  Domestic Bonds & Debt Securities - 78.1%
                  Advertising - 2.9%
$1,000,000        Ackerley Group, Inc. (The) ..........................................9.000%       01/15/2009         $     980,000
   505,000        Interpublic Group of Companies, Inc. (The) Convertible (144A)^ ......1.800%       09/16/2004               795,375
    95,000        Interpublic Group of Companies, Inc. (The) Convertible ..............1.800%       09/16/2004               149,625
   300,000        Interpublic Group of Companies, Inc. (The) (144A)^ ..................1.870%       06/01/2006               340,875
 1,500,000        Lamar Media Corp. ...................................................9.625%       12/01/2006             1,537,500
 1,200,000        R.H. Donnelly Corp. .................................................9.125%       06/01/2008             1,182,000
                                                                                                                    ----------------
                                                                                                                           4,985,375
                                                                                                                    ----------------
                  Aerospace & Defense - 1.5%
 1,000,000        BE Aerospace, Inc. ..................................................9.875%       02/01/2006               970,000
   850,000        Dyncorp, Inc. .......................................................9.500%       03/01/2007               751,188
   500,000        Orbital Sciences Corp. (144A)^ ......................................5.000%       10/01/2002               428,125
   500,000        United Defense Industries, Inc. .....................................8.750%       11/15/2007               480,000
                                                                                                                    ----------------
                                                                                                                           2,629,313
                                                                                                                    ----------------
                  Airlines - 0.9%
 1,000,000        America West Airlines, Inc. ........................................10.750%       09/01/2005               976,250
   650,000        Continental Airlines, Inc. ..........................................8.000%       12/15/2005               601,250
                                                                                                                    ----------------
                                                                                                                           1,577,500
                                                                                                                    ----------------
                  Automotive - 1.8%
   750,000        Diamond Triumph Autoglass (144A)^ ...................................9.250%       04/01/2008               528,750
   700,000        Navistar International Corp. ........................................8.000%       02/01/2008               668,500
 1,100,000        Oshkosh Truck Corp. .................................................8.750%       03/01/2008             1,072,500
   700,000        Tenneco Inc. (144A)^ ...............................................11.625%       10/15/2009               717,500
                                                                                                                    ----------------
                                                                                                                           2,987,250
                                                                                                                    ----------------
                  Building Materials - 0.6%
 1,000,000        American Standard Inc.* .............................................8.250%       06/01/2009               963,750
                                                                                                                    ----------------
                  Chemicals - 2.0%
 1,000,000        Huntsman Corp. (144A)^ ..............................................9.500%       07/01/2007               952,500
 1,000,000        Lyondell Chemical ...................................................9.625%       05/01/2007             1,027,500
 1,000,000        Scotts Co. (The) (144A)^ ............................................8.625%       01/15/2009               975,000
   500,000        Sovereign Specialty Chemicals, Inc. .................................9.500%       08/01/2007               505,000
                                                                                                                    ----------------
                                                                                                                           3,460,000
                                                                                                                    ----------------
                  Commercial Services - 4.0%
 1,000,000        Allied Waste North America, Inc. ....................................7.875%       01/01/2009               888,750
   750,000        Avis Rent A Car, Inc. ..............................................11.000%       05/01/2009               791,250
   600,000        Budget Group, Inc. ..................................................9.125%       04/01/2006               561,000
 1,500,000        Iron Mountain, Inc. ................................................10.125%       10/01/2006             1,533,750
    90,000        Iron Mountain, Inc. .................................................8.250%       07/01/2011                82,125
   725,000        Mail-Well I Corp. ...................................................8.750%       12/15/2008               692,375
   400,000        Metamor Worldwide, Inc. Convertible .................................2.940%       08/15/2004               347,000
 1,250,000        Pierce Leahy Corp. .................................................11.125%       07/15/2006             1,331,250
   700,000        Unicco Service Co. ..................................................9.875%       10/15/2007               649,250
                                                                                                                    ----------------
                                                                                                                           6,876,750
                                                                                                                    ----------------
                  Communications - 9.5%
 1,775,000        Bresnan Communications Co. .....................................0%,  9.250%   ++  02/01/2009             1,233,625
 1,000,000        Cencall Communications Corp. .......................................10.125%       01/15/2004             1,040,000
   450,000        Dobson Communications Corp. ........................................11.750%       04/15/2007               510,750
 1,500,000        EchoStar Communications Corp.(144A)^ ................................4.875%       01/01/2007             1,846,875
 1,000,000        Frontiervision LP/Capital .....................................0%,  11.875%   ++  09/15/2007               900,000
 1,000,000        ICG Holdings, Inc. ............................................0%,  13.500%   ++  09/15/2005               875,000
   400,000        Logix Communications Enterprises ...................................12.250%       06/15/2008               313,000
 2,000,000        McLeodUSA, Inc. ...............................................0%,  10.500%   ++  03/01/2007             1,650,000
 2,000,000        Nextel Communications, Inc. ..................................0%,    9.950%   ++  02/15/2008             1,430,000
 1,000,000        NTL, Inc. ..........................................................10.000%       02/15/2007             1,032,500
 1,000,000        NTL, Inc. .....................................................0%,  12.375%   ++  10/01/2008               712,500
 1,500,000        NTL Inc. (144A)^ ....................................................5.750%       12/15/2009             1,620,000
   450,000        Splitrock Services, Inc. ...........................................11.750%       07/15/2008               423,000
 1,250,000        Sprint Spectrum L.P. ..........................................0%,  12.500%   ++  08/15/2006             1,157,459
   500,000        Time Warner Telecom, LLC ............................................9.750%       07/15/2008               517,500
   900,000        Williams Communications Group, Inc. ................................10.875%       10/01/2009               945,000
                                                                                                                    ----------------
                                                                                                                          16,207,209
                                                                                                                    ----------------
                  Computer Software & Processing - 2.5%
   600,000        Affiliated Computer Services, Inc. Convertible (144A)^ ..............4.000%       03/15/2005               724,128
   600,000        Arbor Software Corp. Convertible (144A)^ ............................4.500%       03/15/2005               582,000
   800,000        BEA Systems, Inc. (144A)^ ...........................................4.000%       12/15/2006               937,000
   500,000        CheckFree Holdings Corp. (144A) ^....................................6.500%       12/01/2006               796,250
   600,000        Orbital Imaging Corp. (144A)^ ......................................11.625%       03/01/2005               417,000
   200,000        PSINet, Inc. .......................................................11.500%       11/01/2008               210,000
   600,000        Verio Inc. (144A)^ .................................................10.625%       11/15/2009               618,000
                                                                                                                    ----------------
                                                                                                                           4,284,378
                                                                                                                    ----------------
                  Computers & Information - 2.1%
 1,000,000        Hewlett-Packard Co. ......................................................+       10/14/2017               688,750
 1,500,000        National Data Corp. Convertible .....................................5.000%       11/01/2003             1,365,000
   400,000        Solectron Corp. Convertible ..............................................+       01/27/2019               302,500
 1,600,000        Solectron Corp. Convertible (144A)^ ......................................+       01/27/2019             1,223,648
                                                                                                                    ----------------
                                                                                                                           3,579,898
                                                                                                                    ----------------
                  Containers & Packaging - 0.6%
 1,000,000        U.S. Can Corp. .....................................................10.125%       10/15/2006             1,025,000
                                                                                                                    ----------------
                  Cosmetics & Personal Care - 0.6%
 1,000,000        Chattem, Inc. .......................................................8.875%       04/01/2008               941,250
                                                                                                                    ----------------
                  Electric Utilities - 0.8%
    50,000        El Paso Electric Co. ................................................8.250%       02/01/2003                50,732
    88,294        Midland Cogeneration Venture L.P. ..................................10.330%       07/23/2002                92,833
 1,250,000        PP&L Resources, Inc. ................................................6.550%       03/01/2006             1,190,746
                                                                                                                    ----------------
                                                                                                                           1,334,311
                                                                                                                    ----------------
                  Electronics - 1.2%
   300,000        DecisionOne Holdings Corp. ....................................0%,  12.375%   ++  08/01/2008                 1,686
   500,000        Lattice Semiconductor Corp. (144A)^ .................................4.750%       11/01/2006               655,625
 1,000,000        Sanmina Corp. (144A)^ ...............................................4.250%       05/01/2004             1,322,500
                                                                                                                    ----------------
                                                                                                                           1,979,811
                                                                                                                    ----------------
                  Entertainment & Leisure - 2.1%
 1,000,000        Harrah's Operating Co., Inc. ........................................7.875%       12/15/2005               971,250
   700,000        Harrah's Operating Co., Inc. ........................................7.500%       01/15/2009               654,380
   500,000        Loews Cineplex Entertainment Corp. ..................................8.875%       08/01/2008               443,750
 1,500,000        Mohegan Tribal Gaming ...............................................8.750%       01/01/2009             1,485,000
                                                                                                                    ----------------
                                                                                                                           3,554,380
                                                                                                                    ----------------
                  Financial Services - 1.7%
 1,000,000        Accuride Corp. ......................................................9.250%       02/01/2008               915,000
 1,000,000        AEI Holding Co., Inc. (144A)^ ......................................10.500%       12/15/2005               755,000
   500,000        Merrill Lynch & Co., Inc. ...........................................1.500%       12/15/2005               579,375
   500,000        Navistar Financial Corp. ............................................9.000%       06/01/2002               503,750
   150,000        Ocwen Financial Corp. ..............................................11.875%       10/01/2003               141,750
                                                                                                                    ----------------
                                                                                                                           2,894,875
                                                                                                                    ----------------
                  Forest Products & Paper - 1.1%
   750,000        Kevco, Inc. ........................................................10.375%       12/01/2007               191,250
 1,250,000        Packaging Corp. of America ..........................................9.625%       04/01/2009             1,282,813
   300,000        SD Warren Co. ......................................................12.000%       12/15/2004               314,250
                                                                                                                    ----------------
                                                                                                                           1,788,313
                                                                                                                    ----------------
                  Health Care Providers - 1.3%
 1,000,000        Leiner Health Products Group ........................................9.625%       07/01/2007               755,000
   500,000        Prime Medical Services, Inc. ........................................8.750%       04/01/2008               462,500
 1,000,000        Tenet Healthcare Corp. ..............................................8.625%       01/15/2007               970,000
                                                                                                                    ----------------
                                                                                                                           2,187,500
                                                                                                                    ----------------
                  Heavy Construction - 0.5%
 1,000,000        Lennar Corp. ........................................................7.625%       03/01/2009               906,580
                                                                                                                    ----------------
                  Home Construction, Furnishings & Appliances - 1.1%
 1,000,000        D.R. Horton, Inc. ..................................................10.000%       04/15/2006             1,023,750
 1,000,000        MDC Holdings, Inc. ..................................................8.375%       02/01/2008               925,000
                                                                                                                    ----------------
                                                                                                                           1,948,750
                                                                                                                    ----------------
                  Industrial - Diversified - 1.1%
   200,000        Compass Aerospace Corp. (144A)^ ....................................10.125%       04/15/2005               111,000
   500,000        Dura Operating Corp. ................................................9.000%       05/01/2009               473,750
 1,000,000        Fisher Scientific International, Inc. ...............................9.000%       02/01/2008               963,750
   250,000        Fonda Group, Inc. ...................................................9.500%       03/01/2007               210,000
 1,000,000        Safelite Glass Corp. ................................................9.875%       12/15/2006                55,000
                                                                                                                    ----------------
                                                                                                                           1,813,500
                                                                                                                    ----------------
                  Lodging - 1.5%
 1,000,000        Aztar Corporation ...................................................8.875%       05/15/2007               965,000
   750,000        Isle of Capri Casinos, Inc. .........................................8.750%       04/15/2009               693,750
 1,000,000        Park Place Entertainment Corp. ......................................7.875%       12/15/2005               962,500
                                                                                                                    ----------------
                                                                                                                           2,621,250
                                                                                                                    ----------------
                  Media - Broadcasting & Publishing - 8.5%
 1,000,000        Allbritton Communications Co. .......................................9.750%       11/30/2007             1,007,500
   350,000        Capstar Broadcasting Corp. ..........................................9.250%       07/01/2007               365,750
 1,000,000        Century Communications Corp. ........................................9.500%       03/01/2005             1,005,000
   300,000        Century Communications Corp. ........................................8.875%       01/15/2007               292,500
   150,000        Century Communications Corp. ........................................8.750%       10/01/2007               145,125
 1,000,000        Chancellor Radio ....................................................9.375%       10/01/2004             1,045,000
 1,000,000        Charter Communications Holdings LLC .................................8.625%       04/01/2009               928,750
   200,000        Clear Channel Communications, Inc. ..................................1.500%       12/01/2002               205,500
   400,000        Clear Channel Communications, Inc. Convertible ......................2.625%       04/01/2003               596,000
   500,000        CSC Holdings, Inc. ..................................................9.250%       11/01/2005               515,000
   300,000        CSC Holdings, Inc. .................................................10.500%       05/15/2016               334,500
   500,000        Cumulus Media, Inc. ................................................10.375%       07/01/2008               525,000
   450,000        EZ Communications, Inc. .............................................9.750%       12/01/2005               481,015
 1,000,000        Fox Liberty Networks LLC ............................................8.875%       08/15/2007             1,025,000
   400,000        Gray Communications Systems, Inc. ..................................10.625%       10/01/2006               415,000
 1,000,000        Interep National Radio Sales .......................................10.000%       07/01/2008               962,500
   425,000        K-III Communications Corp. .........................................10.250%       06/01/2004               444,125
   500,000        L-3 Communications Corp. ...........................................10.375%       05/01/2007               518,750
 1,000,000        Mediacom LLC ........................................................8.500%       04/15/2008               935,000
   250,000        Price Communications Wireless, Inc. .................................9.125%       12/15/2006               254,375
   750,000        Renaissance Media Group .......................................0%,  10.000%   ++  04/15/2008               528,750
 1,591,000        Sinclair Broadcast Group, Inc. .....................................10.000%       09/30/2005             1,591,000
   350,000        Young Broadcasting, Inc. ...........................................11.750%       11/15/2004               367,063
                                                                                                                    ----------------
                                                                                                                          14,488,203
                                                                                                                    ----------------
                  Medical Supplies - 0.2%
   350,000        Advanced Energy Industries, Inc. ....................................5.250%       11/15/2006               418,250
                                                                                                                    ----------------
                  Metals - 1.6%
   500,000        AK Steel Corp. ......................................................9.125%       12/15/2006               511,250
   500,000        Armco Inc. ..........................................................9.000%       09/15/2007               508,125
 1,000,000        Mascotech, Inc. .....................................................4.500%       12/15/2003               732,500
   500,000        Nortek, Inc. ........................................................8.875%       08/01/2008               477,500
   500,000        WCI Steel, Inc. ....................................................10.000%       12/01/2004               510,000
                                                                                                                    ----------------
                                                                                                                           2,739,375
                                                                                                                    ----------------
                  Oil & Gas - 3.7%
   500,000        Chesapeake Energy Corp. .............................................9.625%       05/01/2005               473,750
 2,000,000        Devon Energy Corp. ..................................................4.950%       08/15/2008             1,960,000
 1,000,000        HS Resources, Inc. ..................................................9.875%       12/01/2003             1,002,500
   150,000        KCS Energy, Inc. ...................................................11.000%   (a) 01/15/2003               120,750
   500,000        Parker Drilling Corp. Convertible ...................................5.500%       08/01/2004               350,000
   800,000        Plains Resources, Inc. (144A)^ .....................................10.250%       03/15/2006               780,000
   500,000        Pogo Producing Co. ..................................................8.750%       05/15/2007               477,500
   750,000        Swift Energy Co. Convertible ........................................6.250%       11/15/2006               588,750
   500,000        Vintage Petroleum, Inc. .............................................8.625%       02/01/2009               481,250
                                                                                                                    ----------------
                                                                                                                           6,234,500
                                                                                                                    ----------------
                  Retailers - 0.6%
   246,000        Businessland, Inc. ..................................................5.500%       03/01/2007               178,350
   500,000        Costco Wholesale Corp. Convertible (144A)^ ...............................+       08/19/2017               532,500
   250,000        Costco Wholesale Corp. Convertible .......................................+       08/19/2017               266,250
                                                                                                                    ----------------
                                                                                                                             977,100
                                                                                                                    ----------------
                  Telephone Systems - 7.3%
   350,000        AMSC Acquisition Co., Inc. .........................................12.250%       04/01/2008               275,188
 1,000,000        Exodus Communications, Inc.(144A)^ ..................................4.750%       07/15/2008             1,384,880
   600,000        Exodus Communications, Inc. (144A)^ ................................10.750%       12/15/2009               613,500
 1,000,000        GST USA, Inc. .................................................0%,  13.875%   ++  12/15/2005               745,000
 1,000,000        Hyperion Telecommunications, Inc. ..................................12.250%       09/01/2004             1,082,500
   150,000        Intermedia Communications of Florida, Inc. .........................13.500%       06/01/2005               163,790
 2,500,000        Intermedia Communications of Florida, Inc. ....................0%, 11.250%    ++  07/15/2007             1,862,500
   400,000        MasTec, Inc. ........................................................7.750%       02/01/2008               378,000
   300,000        Metromedia Fiber Network, Inc. .....................................10.000%       12/15/2009               309,000
 1,000,000        NEXTLINK Communications, Inc. ......................................10.750%       11/15/2008             1,035,000
 1,000,000        Qwest Communications International, Inc. ............................7.500%       11/01/2008               985,000
 1,000,000        SBA Communications Corp. ......................................0%,  12.000%   ++  03/01/2008               595,000
   250,000        Triton PCS, Inc. ..............................................0%,  11.000%   ++  05/01/2008               178,125
 1,400,000        United States Cellular Corp. Convertible .................................+       06/15/2015             1,349,250
 1,000,000        Viatel, Inc. .......................................................11.250%       04/15/2008               997,500
   500,000        VoiceStream Wireless Corp. (144A)^ .................................10.375%       11/15/2009               517,500
                                                                                                                    ----------------
                                                                                                                          12,471,733
                                                                                                                    ----------------
                  Textiles, Clothing & Fabrics - 1.0%
 1,000,000        Collins & Aikman Corp. .............................................11.500%       04/15/2006               992,500
   410,000        GFSI, Inc. ..........................................................9.625%       03/01/2007               247,538
  $500,000        Interface, Inc. .....................................................9.500%       11/15/2005               471,875
                                                                                                                    ----------------
                                                                                                                           1,711,913
                                                                                                                    ----------------
                  Transportation - 0.4%
   600,000        Commscope, Inc. (144A)^ .............................................4.000%       12/15/2006               651,750
                                                                                                                    ----------------
                  U.S. Government Agency - 0.9%
 1,500,000        Federal National Mortgage Association ...............................8.500%       02/01/2005             1,502,514
                                                                                                                    ----------------
                  U.S. Treasury Securities - 12.5%
15,000,000        U.S. Treasury Note ..................................................5.500%       05/31/2003            14,601,570
 7,500,000        U.S. Treasury Note ..................................................4.750%       11/15/2008             6,618,750
                                                                                                                    ----------------
                                                                                                                          21,220,320
                                                                                                                    ----------------

                  Total Domestic Bonds & Debt Securities (Cost $136,377,062)                                             132,962,601
                                                                                                                    ----------------

                  Foreign Bonds & Debt Securities - 15.1%
                  Argentina - 0.5%
 1,000,000        Telefonica de Argentina S.A. (U.S.$) (144A)^ ........................9.125%       05/07/2008               875,000
                                                                                                                    ----------------
                  Bermuda - 1.2%
 2,500,000        Elan Finance Corp. Convertible (144A)^ ...................................+       12/14/2018             1,306,250
   750,000        Global Crossing Holdings Ltd. (U.S.$) ...............................9.625%       05/15/2008               753,750
                                                                                                                    ----------------
                                                                                                                           2,060,000
                                                                                                                    ----------------
                  Brazil - 0.2%
   400,000        Globo Comunicacoes Participation (U.S.$) (144A)^ ...................10.625%       12/05/2008               339,000
                                                                                                                    ----------------
                  Canada - 3.3%
 3,000,000        Call-Net Enterprises, Inc. (Yankee) ...........................0%,   8.940%   ++  08/15/2008             1,552,500
 1,000,000        Clearnet Communications, Inc. (Yankee) .........................0%, 10.125%   ++  05/01/2009               605,000
 1,500,000        Gulf Canada Resources Ltd. (Yankee) .................................8.375%       11/15/2005             1,462,500
 1,000,000        Rogers Cantel, Inc. (Yankee) ........................................8.300%       10/01/2007             1,015,000
 1,000,000        Tembec Industries, Inc. (Yankee) ....................................8.625%       06/30/2009             1,002,500
                                                                                                                    ----------------
                                                                                                                           5,637,500
                                                                                                                    ----------------
                  China - 0.1%
   250,000        Cathay International Ltd. (U.S.$) (144A)^ ..........................13.500%       04/15/2008               126,875
                                                                                                                    ----------------
                  Luxembourg - 0.5%
 1,000,000        Millicom International Cellular S.A. (Yankee) (144A)^ ..........0%, 13.500%   ++  06/01/2006               805,000
                                                                                                                    ----------------
                  Mexico - 1.6%
 1,000,000        Grupo Televisa S.A. (Yankee) .......................................11.875%       05/15/2006             1,072,500
   400,000        Pepsi-Gemex S.A. (Yankee) ...........................................9.750%       03/30/2004               401,000
   500,000        Satelites Mexicanos S.A. (Yankee) ..................................10.125%       11/01/2004               341,250
 1,000,000        TV Azteca S.A. (Yankee) ............................................10.500%       02/15/2007               870,000
                                                                                                                    ----------------
                                                                                                                           2,684,750
                                                                                                                    ----------------
                  Netherlands - 2.8%
   700,000        ASM Lithography Holding NV (144A)^ ..................................4.250%       11/30/2004               846,797
 1,000,000        STMicroelectronics NV (U.S.$) ............................................+       09/22/2009             1,378,160
 2,700,000        United Pan-Europe Communications NV(Yankee) ...................0%, 12.500%    ++  08/01/2009             1,539,000
   500,000        United Pan-Europe Communications NV (U.S.$) (144A)^ ................11.250%       11/01/2009               515,625
   500,000        Versatel Telecom International NV (Yankee) .........................11.875%       07/15/2009               510,000
                                                                                                                    ----------------
                                                                                                                           4,789,582
                                                                                                                    ----------------
                  Panama - 0.5%
 1,000,000        Panama (Republic of) (U.S.$) ........................................8.875%       09/30/2027               842,500
                                                                                                                    ----------------
                  Switzerland - 1.3%
   500,000        Credit Suisse First Boston Convertible (Yankee) .....................2.625%       04/20/2003               471,250
   600,000        Credit Suisse First Boston Convertible (Yankee) .....................2.250%       03/16/2004               538,500
 2,000,000        Roche Holdings, Inc. Convertible (U.S.$)(144A)^ ..........................+       04/20/2010             1,215,000
                                                                                                                    ----------------
                                                                                                                           2,224,750
                                                                                                                    ----------------
                  United Kingdom - 3.1%
   550,000        Diamond Cable Communication Plc (Yankee) ......................0%,  10.750%   ++  02/15/2007               453,750
 1,000,000        Esprit Telecom Group Plc (Yankee) ..................................10.875%       06/15/2008               995,000
 1,000,000        Orange Plc (U.S.$) ..................................................8.000%       08/01/2008             1,013,750
 1,000,000        RSL Communications Plc (Yankee) ....................................12.000%       11/01/2008             1,012,500
   750,000        Swiss Life Finance Ltd. (U.S.$) (144A)^ .............................2.000%       05/20/2003               739,688
 1,500,000        TeleWest Communications Plc (U.S.$)(144A)^ ....................0%,   9.250%   ++  04/15/2009               952,500
                                                                                                                    ----------------
                                                                                                                           5,167,188
                                                                                                                    ----------------

                  Total Foreign Bonds & Debt Securities (Cost $25,274,030)                                                25,552,145
                                                                                                                    ----------------

                  Common and Preferred Stocks - 4.9%
                  Banking - 0.1%
    10,000        Coastal Finance, Inc. Preferred .................................................................          226,250
                                                                                                                    ----------------
                  Beverages, Food & Tobacco - 0.3%
    10,000        Seagram Co Ltd ..................................................................................          450,000
                                                                                                                    ----------------
                  Chemicals - 0.3%
    15,000        Monsanto Co. Convertible Preferred ..............................................................          496,875
                                                                                                                    ----------------
                  Computer Software & Processing - 0.7%
    20,000        Verio Inc. (144A)^ ..............................................................................        1,130,000
                                                                                                                    ----------------
                  Electric Utilities - 0.5%
    20,000        Texas Utilities Co. Convertible Preferred .......................................................          872,500
                                                                                                                    ----------------
                  Financial Services - 0.6%
    20,000        DECS TRUST VI* ..................................................................................          930,000
                                                                                                                    ----------------
                  Forest Products & Paper - 0.3%
    10,000        Georgia-Pacific Group ...........................................................................          511,250
                                                                                                                    ----------------
                  Heavy Machinery - 0.1%
    10,000        Ingersoll-Rand Co. Convertible Preferred ........................................................          255,000
                                                                                                                    ----------------
                  Insurance - 1.0%
    25,000        AmerUs Life Holdings, Inc. Convertible Preferred ................................................          568,750
     5,000        Jefferson - Pilot "NB" (ACES) ...................................................................          418,750
    35,000        Lincoln National Corp. Convertible Preferred ....................................................          770,000
                                                                                                                    ----------------
                                                                                                                           1,757,500
                                                                                                                    ----------------
                  Media - Broadcasting & Publishing - 0.9%
    10,000        Cox Communication, Inc. .........................................................................          680,000
    12,000        MediaOne Group, Inc. - Preferred* ...............................................................          576,000
     8,500        Sinclair Broadcast Group, Inc. Convertible Preferred ............................................          298,031
                                                                                                                    ----------------
                                                                                                                           1,554,031
                                                                                                                    ----------------
                  Telephone Systems - 0.1%
     2,015        Viatel, Inc. Convertible Preferred* ............................................................           108,054
                                                                                                                    ----------------

                  Total Common and Preferred Stocks (Cost $8,890,341)                                                      8,291,460
                                                                                                                    ----------------
                  Warrants - 0.0%
                  Communications - 0.0%
       522        NTL, Inc. (expiring 10/14/08) ...................................................................           26,165
       450        Splitrock Services, Inc. (expiring 07/15/08) ....................................................           42,516
                                                                                                                    ----------------
                                                                                                                              68,681
                                                                                                                    ----------------
                  Computer Software & Processing - 0.0%
       600        Orbital Imaging corp. (expiring 03/01/05) (144A)^ ...............................................           12,075
                                                                                                                    ----------------
                  Media - Broadcasting & Publishing - 0.0%
       930        American Telecasting, Inc. (expiring 08/10/00) ..................................................                9
                                                                                                                    ----------------
                  Medical Supplies - 0.0%
       250        Urohealth Systems, Inc. (expiring 04/10/04) .....................................................                3
                                                                                                                    ----------------
                  Telephone Systems - 0.0%
       350        American Mobile Satellite Corp. (expiring 04/01/08) .............................................           14,044
       350        Intermedia Communications of Florida, Inc. (expiring 06/01/00) ..................................           39,288
                                                                                                                    ----------------
                                                                                                                              53,332
                                                                                                                    ----------------

                  Total Warrants (Cost $57,828)                                                                              134,100
                                                                                                                    ----------------

                  TOTAL INVESTMENTS - 98.1%                                                                              166,940,306
                  (Cost $170,599,261)

                  Other Assets and Liabilities - 1.9%                                                                      3,215,501

                                                                                                                    ----------------
                  NET ASSETS - 100.0%                                                                                    170,155,807
                                                                                                                    ----------------

                  Portfolio Footnotes:

                    *Non-income producing security.

                    ^Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                    Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                    +Zero coupon bond

                    ++Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

                    Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                    (a) Security currently in default on interest payment due July 1999. The Fund is not accruing stated interest.

                    ACES - Adjustable Convertible Rate Equity Security



         Portfolio Composition by Credit Quality (Unaudited)
         December 31, 1999
----------------------------------------------------------------------------------------------------

                  The following table summarizes the portfolio composition of long-term debt holdings at December 31, 1999, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                  Portfolio Composition by Credit Quality
                  ----------------------------------------------------------------------------------

                  Ratings                                                          % of Portfolio

                  U.S. Gov't and Agency Obligations                                        14.0%
                  AA                                                                        1.0
                  A                                                                         1.9
                  BBB                                                                      10.4
                  BB                                                                       19.2
                  B                                                                        41.5
                  CCC                                                                       2.6
                  NR                                                                        9.4
                                                                                --------------------
                                                                                          100.0%
                                                                                ====================

                  Note: NR = Not Rated

----------------------------------------------------------------------------------------------------


Cova Series Trust
Mid-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

--------------------------------------------------------------------------------------
Security                                                                       Value
Description                                                    Shares         (Note 1)
--------------------------------------------------------------------------------------
Common Stocks - 98.2%
Airlines - 1.4%
Skywest, Inc...................................................15,000      $   420,000
                                                                       ---------------
Banking - 0.9%
Cullen/Frost Bankers, Inc......................................10,300          265,225
                                                                       ---------------
Beverages, Food & Tobacco - 10.7%
Corn Products International, Inc...............................20,800          681,200
Dean Foods Co..................................................16,400          651,900
Del Monte Foods Co.*...........................................49,300          607,006
IBP, Inc.......................................................32,900          592,200
Universal Foods Corp...........................................30,600          623,475
                                                                       ---------------
                                                                             3,155,781
                                                                       ---------------
Chemicals - 4.1%
CK Witco Corp..................................................68,000          909,500
IMC Global, Inc................................................18,600          304,575
                                                                        --------------
                                                                             1,214,075
                                                                        --------------
Computers & Information - 3.1%
Cabletron Systems, Inc.*.......................................35,600          925,600
                                                                       ---------------
Containers & Packaging - 3.6%
American National Can Group, Inc...............................34,600          449,800
Ball Corp......................................................15,300          602,438
                                                                        --------------
                                                                             1,052,238
                                                                        --------------
Electric Utilities - 12.1%
FirstEnergy Corp...............................................16,400          372,075
Illinova Corp..................................................23,500          816,625
IPALCO Enterprises, Inc........................................26,500          452,156
Niagara Mohawk Holdings, Inc.*.................................40,300          561,681
Northeast Utilities............................................27,100          557,244
Scana Corp.....................................................18,700          502,563
Sierra Pacific Resources.......................................17,056          295,282
                                                                       ---------------
                                                                             3,557,626
                                                                       ---------------
Electronics - 2.9%
Varian Semiconductor Equipment Associates, Inc.*...............24,900          846,600
                                                                       ---------------
Entertainment & Leisure - 1.9%
Mirage Resorts, Inc.*..........................................36,000          551,250
                                                                       ---------------
Financial Services - 1.6%
CIT Group, Inc. (The)..........................................21,700          458,413
                                                                       ---------------
Forest Products & Paper - 2.2%
Pactiv Corporation*............................................60,000          637,500
                                                                       ---------------
Health Care Providers - 3.0%
Caremark Rx, Inc.*............................................148,400          751,275
Manor Care, Inc.*...............................................7,600          121,600
                                                                       ---------------
                                                                               872,875
                                                                       ---------------
Heavy Machinery - 3.0%
Varian Medical Systems, Inc.*..................................29,600          882,450
                                                                       ---------------
Household Products - 1.0%
Snap-On, Inc...................................................10,700          284,219
                                                                       ---------------
Insurance - 9.2%
Ace Ltd........................................................18,000          300,375
MONY Group, Inc. (The).........................................18,870          550,768
Oxford Health Plans, Inc.*.....................................19,000          241,063
PartnerRe Ltd...................................................4,200          136,238
Transatlantic Holdings, Inc.....................................6,700          523,019
Trigon Healthcare, Inc.*.......................................12,600          371,700
XL Capital Ltd.................................................11,500          596,563
                                                                       ---------------
                                                                             2,719,726
                                                                       ---------------
Medical Supplies - 4.3%
Acuson Corp.*..................................................48,000          603,000
St. Jude Medical, Inc.*........................................21,200          650,575
                                                                       ---------------
                                                                             1,253,575
                                                                       ---------------
Oil & Gas - 19.2%
Amerada Hess Corp...............................................7,400          419,950
Dynegy, Inc....................................................47,700        1,159,702
Eastern Enterprises............................................11,100          637,556
EOG Resources, Inc.............................................39,800          698,988
Kerr-Mcgee Corp................................................10,100          626,200
Santa Fe Snyder Corp.*.........................................55,600          444,800
Southwest Gas Corp.............................................20,000          460,000
Ultramar Diamond Shamrock Corp.................................26,000          589,875
Valero Energy Corp.............................................31,700          630,038
                                                                       ---------------
                                                                             5,667,109
                                                                       ---------------
Pharmaceuticals - 2.8%
Mylan Laboratories, Inc........................................33,000          831,188
                                                                       ---------------
Real Estate - 2.0%
Healthcare Realty Trust, Inc. (REIT)...........................38,355          599,297
                                                                       ---------------
Restaurants - 2.0%
CBRL Group, Inc................................................61,600          597,711
                                                                       ---------------
Retailers - 2.2%
Consolidated Stores Corp.*.....................................39,100          635,375
                                                                       ---------------
Textiles, Clothing & Fabrics - 5.0%
Polymer Group, Inc.............................................59,400        1,084,050
Tommy Hilfiger Corp.*..........................................16,000          373,000
                                                                       ---------------
                                                                             1,457,050
                                                                       ---------------
TOTAL INVESTMENTS - 98.2%
(Cost $27,678,819)                                                          28,884,883

Other Assets and Liabilities (net) - 1.8%                                      539,237
                                                                       ---------------

TOTAL NET ASSETS - 100.0%                                                  $29,424,120
                                                                       ===============

Portfolio Footnotes:

*   Non-income producing security.

REIT - Real Estate Investment Trust

Cova Series Trust
Large Cap Research Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

--------------------------------------------------------------------------------------
Security                                                                       Value
Description                                                    Shares         (Note 1)
--------------------------------------------------------------------------------------
Common Stocks - 91.5%
Aerospace & Defense -2.4%
Boeing Co......................................................12,000      $   498,750
Honeywell International Inc.....................................6,100          351,894
                                                                          ------------
                                                                               850,644
                                                                          ------------
Automotive - 2.6%
Ford Motor Co...................................................6,000          320,625
General Motors Corp.............................................5,600          407,050
Rockwell International Corp.....................................4,300          205,863
                                                                          ------------
                                                                               933,538
                                                                          ------------
Banking - 4.7%
Bank of America Corp............................................5,456          273,823
Chase Manhattan Corp............................................4,650          361,247
Fleet Boston Financial Corp.....................................9,295          323,582
Mellon Financial Corp..........................................10,200          347,438
Wells Fargo Co..................................................9,650          390,222
                                                                          ------------
                                                                             1,696,312
                                                                          ------------
Beverages, Food & Tobacco - 3.3%
Archer-Daniels-Midland Co......................................25,600          312,000
Heinz (H.J.), Co...............................................14,900          593,206
Ralston-Ralston Purina Group....................................9,800          273,175
                                                                          ------------
                                                                             1,178,381
                                                                          ------------
Commercial Services - 1.1%
Cendant Corp.*.................................................14,600          387,813
                                                                          ------------
Communications - 2.5%
QUALCOMM, Inc...................................................5,200          915,850
                                                                          ------------
Computer Software & Processing - 8.7%
Cadence Design Systems, Inc.*..................................18,400          441,600
Ceridian Corp.*................................................29,000          625,313
Computer Associates International, Inc..........................5,600          391,650
Computer Sciences Corp.*.......................................10,100          955,713
First Data Corp................................................14,400          710,100
                                                                          ------------
                                                                             3,124,376
                                                                          ------------
Computers & Information -10.7%
Apple Computer, Inc.*...........................................7,000          719,688
Compaq Computer Corp...........................................26,100          706,331
EMC Corp.*......................................................5,500          600,875
Minnesota Mining & Manufacturing Co. (3M).......................4,000          391,500
Sun Microsystems, Inc...........................................4,400          340,725
Unisys Corp.*..................................................33,800        1,079,481
                                                                          ------------
                                                                             3,838,600
                                                                          ------------
Electric Utilities - 3.4%
Carolina Power & Light Co.......................................8,720          265,415
Duke Energy Corp...............................................11,700          586,463
FPL Group, Inc..................................................8,650          370,328
                                                                          ------------
                                                                             1,222,206
                                                                          ------------
Electrical Equipment - 1.0%
Emerson Electric Co.............................................6,100          349,988
                                                                          ------------
Financial Services - 1.1%
Morgan Stanley, Dean Witter & Co................................2,900          413,975
                                                                          ------------
Forest Products & Paper - 3.9%
Abitibi-Consolidated, Inc......................................25,600          304,000
Champion International Corp.....................................8,250          510,984
International Paper Co.........................................10,600          598,238
                                                                          ------------
                                                                             1,413,222
                                                                          ------------
Health Care Providers - 1.2%
Columbia/HCA Healthcare Corp...................................15,100          442,619
                                                                          ------------
Heavy Machinery - 2.2%
Baker Hughes, Inc..............................................18,100          381,231
Deere & Co......................................................9,800          425,075
                                                                          ------------
                                                                               806,306
                                                                          ------------
Insurance - 9.5%
Ace Ltd........................................................27,300          455,569
Aetna, Inc......................................................5,600          312,550
American General Corp...........................................8,650          656,319
Aon Corp.......................................................20,600          824,000
Cigna Corp......................................................5,600          451,150
Marsh & McLennan Co., Inc.......................................7,500          717,656
                                                                          ------------
                                                                             3,417,244
                                                                          ------------
Media - Broadcasting & Publishing - 6.2%
CBS Corp.*......................................................6,470          413,676
Dow Jones & Co., Inc............................................7,200          489,600
Gannett Co., Inc................................................4,600          375,188
MediaOne Group, Inc.*...........................................7,900          606,819
Time Warner, Inc................................................4,800          347,700
                                                                          ------------
                                                                             2,232,983
                                                                          ------------
Metals - 3.5%
Alcoa, Inc......................................................7,600          630,800
Phelps Dodge Corp...............................................9,200          617,550
                                                                          ------------
                                                                             1,248,350
                                                                          ------------
Oil & Gas - 8.8%
BP Amoco Plc (ADR)..............................................9,320          552,793
Coastal Corp....................................................8,420          298,384
Exxon Mobil Corp...............................................17,920        1,443,680
Schlumberger Ltd................................................5,100          286,875
Total S.A. (ADR)................................................8,000          554,000
Transocean Sedco Forex, Inc.......................................987           33,262
                                                                          ------------
                                                                             3,168,994
                                                                          ------------
Pharmaceuticals - 3.6%
American Home Products Corp....................................11,000          433,813
Bristol-Myers Squibb Co.........................................8,300          532,756
Pharmacia & Upjohn, Inc.........................................7,700          346,500
                                                                          ------------
                                                                             1,313,069
                                                                          ------------
Retailers - 3.0%
Consolidated Stores Corp.*.....................................38,500          625,625
Federated Department Stores, Inc.*..............................8,800          444,950
                                                                          ------------
                                                                             1,070,575
                                                                          ------------
Telephone Systems - 7.7%
Alltel Corp.....................................................5,900          487,856
AT&T Corp......................................................14,950          758,713
Bell Atlantic Corp..............................................5,500          338,594
Globalstar Telecommunications Ltd.*............................15,900          699,600
Loral Space & Communications Ltd.*.............................20,500          498,406
                                                                          ------------
                                                                             2,783,169
                                                                          ------------
Transportation - 0.4%
United Parcel Service, Inc. - Class B...........................2,000          138,000
                                                                          ------------

TOTAL INVESTMENTS - 91.5%
(Cost $29,243,853)                                                         $32,946,214
                                                                          ------------

Other Assets and Liabilities (net) - 8.5%                                    3,051,699
                                                                          ------------

TOTAL NET ASSETS - 100.0%                                                  $35,997,913
                                                                          ============

Portfolio Footnotes:

*   Non-income producing security.

ADR - American Depositary Receipt

Cova Series Trust
Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

--------------------------------------------------------------------------------------
Security                                                                         Value
Description                                                    Shares         (Note 1)
--------------------------------------------------------------------------------------
Common Stocks - 94.4%
Aerospace & Defense - 1.3%
Orbital Sciences Corp.*........................................23,800      $   441,788
                                                                          ------------
Airlines - 0.4%
Frontier Airlines, Inc.*.......................................11,400          129,675
                                                                          ------------
Apparel Retailers - 1.5%
Pacific Sunwear of California, Inc.............................14,250          454,219
Stage Stores, Inc.*............................................21,300           49,256
                                                                          ------------
                                                                               503,475
                                                                          ------------
Automotive - 0.2%
JLG Industries, Inc.............................................4,300           68,531
                                                                          ------------
Banking - 0.3%
Net.B@nk, Inc.*.................................................5,800          107,300
                                                                          ------------
Beverages, Food & Tobacco - 1.1%
Horizon Organic Holding Corp.*..................................9,700           72,750
Northland Cranberries, Inc......................................9,200           55,200
Smithfield Foods, Inc.*.........................................6,100          146,400
Twinlab Corp.*.................................................12,500           99,219
                                                                          ------------
                                                                               373,569
                                                                          ------------
Building Materials - 0.6%
Insight Enterprises, Inc.*......................................4,900          199,063
                                                                          ------------
Chemicals - 0.7%
OM Group, Inc...................................................7,300          251,394
                                                                          ------------
Commercial Services - 10.3%
Aegis Communications Group, Inc.*.............................120,600          116,837
Butler International, Inc......................................13,450          147,950
Caribiner International, Inc.*.................................14,800           53,650
Core Laboratories N.V.*........................................19,300          387,206
Cornell Corrections, Inc.*.....................................22,000          184,250
Diamond Technology Partners, Inc................................5,450          468,359
First Consulting Group, Inc.*...................................1,200           18,600
G & K Services, Inc.............................................6,600          213,675
ICOS Corp.*.....................................................4,100          119,925
Iron Mountain, Inc.*...........................................10,200          400,988
Labor Ready, Inc.*..............................................7,800           94,575
Memberworks, Inc.*..............................................2,900           96,244
Modis Professional Services, Inc.*..............................7,900          112,575
Steiner Leisure Ltd.*...........................................3,100           51,731
TeleTech Holdings, Inc.*.......................................22,900          771,801
U S Liquids Inc.*...............................................7,500           62,813
US Oncology, Inc.*.............................................15,500           76,531
Xceed Inc.*.....................................................1,800           74,700
                                                                          ------------
                                                                             3,452,410
                                                                          ------------
Communications - 6.0%
Cable Design Technologies Corp.*................................2,500           57,500
Netro Corp.*....................................................4,700          239,700
PairGain Technologies, Inc.*...................................17,100          242,606
Plantronics, Inc.*.............................................10,700          765,719
Sawtek, Inc....................................................10,800          718,875
                                                                          ------------
                                                                             2,024,400
                                                                          ------------
Computer Software & Processing - 24.2%
Activision, Inc.*..............................................10,200          156,188
Acxiom Corp.*..................................................13,600          326,400
Aspect Development, Inc.*.......................................2,000          137,000
Best Software, Inc.*...........................................12,300          362,850
Caere Corp.*...................................................12,600           92,138
Cambridge Technology Partners, Inc.*...........................36,500          958,109
CheckFree Corp.*................................................2,200          229,900
CIBER, Inc.*...................................................12,000          330,000
Complete Business Solutions, Inc.*..............................2,300           57,788
Computer Horizons Corp.*.......................................12,400          200,725
Daleen Technologies, Inc.*......................................3,400           74,375
Dendrite International, Inc.....................................6,300          213,413
eCollege.com Inc.*..............................................8,300           90,781
Exchange Applications, Inc.*....................................3,600          201,150
IMRglobal Corp.*...............................................17,500          219,844
InfoCure Corp.*.................................................3,400          106,038
Jupiter Communications, Inc.*...................................3,000           90,750
Landmark Systems Corp.*........................................15,300          159,694
Lionbridge Technologies, Inc.*..................................4,500           82,125
Mastech Corp.*.................................................12,700          314,325
National Computer Systems, Inc..................................4,500          169,313
National Instruments Corp.......................................4,650          177,863
Optio Software, Inc.*...........................................5,600          131,600
Phoenix Technologies Ltd.*......................................5,600           88,550
Primus Knowledge Solutions, Inc.*...............................5,400          244,688
Proxicom, Inc.*.................................................1,800          223,763
RadiSys Corp...................................................13,100          668,100
Renaissance Worldwide, Inc.*......................................500            3,688
Rudolph Technologies, Inc.*.....................................5,500          184,250
S1 Corp.*......................................................11,500          898,438
Sykes Enterprises, Inc.*........................................3,700          162,338
Technology Solutions Co.*.......................................3,400          111,350
THQ, Inc. *.....................................................4,250           98,547
Transaction Systems Architects, Inc.*...........................5,700          159,600
USWeb Corp.*....................................................7,500          333,281
                                                                          ------------
                                                                             8,058,962
                                                                          ------------
Computers & Information - 6.7%
Advanced Digital Information Corp...............................7,800          379,275
Analogic Corp...................................................4,900          161,700
Fvc.com, Inc.*.................................................10,500          122,719
In Focus Systems, Inc.*.........................................8,100          187,819
MICROS Systems, Inc.*...........................................9,600          710,400
MicroTouch Systems, Inc.*.......................................8,400          106,050
Xircom, Inc.*...................................................7,700          577,500
                                                                          ------------
                                                                             2,245,463
                                                                          ------------
Electric Utilities - 0.8%
Independent Energy Holdings Plc (ADR)*..........................7,800          259,838
                                                                          ------------
Electrical Equipment - 1.4%
Ampex Corp.*...................................................19,900          108,206
Technitrol, Inc.................................................7,800          347,100
                                                                          ------------
                                                                               455,306
                                                                          ------------
Electronics - 4.1%
American Xtal Technology, Inc.*.................................6,600          115,088
Artesyn Technologies, Inc.*.....................................9,500          199,500
CellStar Corp.*................................................29,200          288,350
Dionex Corp.*...................................................2,400           98,850
EMS Technologies, Inc.*.........................................7,600           89,300
Lecroy Corp.*...................................................8,300          101,675
NVIDIA Corp.*...................................................5,900          276,931
SLI, Inc.*.....................................................15,100          204,794
                                                                          ------------
                                                                             1,374,488
                                                                          ------------
Entertainment & Leisure - 1.2%
Bally Total Fitness Holdings Corp.*.............................3,300           88,069
Championship Auto Racing Teams, Inc.*...........................8,200          188,600
Cinar Corp.*....................................................5,200          127,400
                                                                          ------------
                                                                               404,069
                                                                          ------------
Financial Services - 0.3%
Federal Agricultural Mortgage Corp..............................5,400          109,013
                                                                          ------------
Food Retailers - 1.4%
Whole Foods Market, Inc.*.......................................6,900          319,988
Wild Oats Markets, Inc.*........................................7,350          163,078
                                                                          ------------
                                                                               483,066
                                                                          ------------
Health Care Providers - 2.9%
Apria Healthcare Group Inc.*...................................12,800          229,600
Express Scripts, Inc.*..........................................2,800          179,200
Healthcare Services Group, Inc.*...............................17,850          124,950
Hooper Holmes, Inc.............................................12,400          319,300
Matria Healthcare, Inc.*.......................................29,600          122,100
                                                                          ------------
                                                                               975,150
                                                                          ------------
Heavy Construction - 0.4%
McGrath Rentcorp................................................8,100          141,750
                                                                          ------------
Heavy Machinery - 0.4%
Flow International Corp.*......................................11,000          125,125
                                                                          ------------
Home Construction, Furnishings & Appliances - 0.4%
Crossmann Communities, Inc.*....................................9,400          145,700
                                                                          ------------
Industrial - Diversified - 0.4%
Identix, Inc.*.................................................13,300          120,531
                                                                          ------------
Media - Broadcasting & Publishing - 2.8%
NBC Internet, Inc. Class A*....................................10,800          834,300
Salem Communications Corp. - Class A*...........................4,500          101,813
                                                                          ------------
                                                                               936,113
                                                                          ------------
Medical Supplies - 3.9%
Armor Holdings, Inc.*..........................................19,400          254,625
Arrow International, Inc........................................4,200          121,800
ATS Medical, Inc.*.............................................13,800          206,138
Coherent, Inc.*.................................................8,900          238,075
Hanger Orthopedic Group, Inc.*.................................14,400          144,000
Orthofix International N.V.*....................................4,600           65,838
SonoSite, Inc.*.................................................5,300          167,613
Theragenics Corp.*.............................................10,800           97,875
                                                                          ------------
                                                                             1,295,964
                                                                          ------------
Metals - 2.0%
Matthews International Corp.....................................7,200          198,000
Stillwater Mining Co.*.........................................14,800          471,750
                                                                          ------------
                                                                               669,750
                                                                          ------------
Miscellaneous - 1.4%
Student Advantage, Inc.*.......................................21,800          483,688
                                                                          ------------
Oil & Gas - 3.0%
Evergreen Resources, Inc.*.....................................10,100          199,475
Harken Energy Corp.*...........................................51,800           38,850
Louis Dreyfus Natural Gas Corp.*...............................10,900          197,563
Seitel, Inc.*..................................................11,400           76,950
Stone Energy Corp.*.............................................5,500          195,938
TransMontaigne Oil Co.*.........................................8,900           62,300
Vintage Petroleum, Inc.........................................20,900          252,106
                                                                          ------------
                                                                             1,023,182
                                                                          ------------
Pharmaceuticals - 0.8%
Albany Molecular Research, Inc.*................................3,500          106,750
PathoGenesis Corp.*.............................................8,100          173,644
                                                                          ------------
                                                                               280,394
                                                                          ------------
Real Estate - 0.4%
Catellus Development Corp.*.....................................4,700           60,219
Healthcare Realty Trust, Inc. (REIT)............................5,400           84,375
                                                                          ------------
                                                                               144,594
                                                                          ------------
Retailers - 2.5%
Alloy Online, Inc.*.............................................5,400           85,050
Ames Department Stores, Inc.*...................................9,400          270,838
Cost Plus, Inc.*................................................4,850          172,781
iGo Corp.*......................................................5,700           51,656
Tuesday Morning Corp.*..........................................4,500           82,969
Zany Brainy, Inc.*.............................................16,600          170,150
                                                                          ------------
                                                                               833,444
                                                                          ------------
Telephone Systems - 3.1%
Boston Communications Group, Inc.*..............................7,100           37,275
Clearnet Communications Inc.*..................................10,900          374,688
GST Telecommunications, Inc.*...................................8,600           77,938
MGC Communications, Inc.*.......................................4,900          248,675
Talk. com, Inc.*...............................................16,400          291,100
                                                                          ------------
                                                                             1,029,676
                                                                          ------------
Textiles, Clothing & Fabrics - 5.1%
Cutter & Buck, Inc.*............................................2,200           33,275
Kenneth Cole Productions, Inc.*.................................6,500          297,375
Quiksilver, Inc.*..............................................19,200          297,600
Shoe Carnival, Inc.*...........................................10,700          107,669
Skechers U.S.A., Inc.*.........................................13,900           52,994
Tarrant Apparel Group*.........................................14,000          134,750
Timberland Co. (The)*...........................................9,100          481,163
Tropical Sportswear International Corp.*........................7,700          124,163
Vans, Inc.*....................................................16,100          197,225
                                                                          ------------
                                                                             1,726,214
                                                                          ------------
Transportation - 2.4%
American Classic Voyages Co.*...................................7,600          266,000
Pegasus Systems, Inc.*..........................................6,100          367,906
Westinghouse Air Brake Co.......................................9,669          171,625
                                                                          ------------
                                                                               805,531
                                                                          ------------
TOTAL INVESTMENTS - 94.4%
(Cost $25,444,809)                                                        $ 31,678,616

Other Assets and Liabilities (net) - 5.6%                                    1,878,497
                                                                          ------------

TOTAL NET ASSETS - 100.0%                                                  $33,557,113
                                                                          ============

Portfolio Footnotes:

*   Non-income producing security.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Cova Series Trust
Lord Abbett Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

--------------------------------------------------------------------------------------
Security                                                                       Value
Description                                                    Shares         (Note 1)
--------------------------------------------------------------------------------------
Common Stocks - 94.3%
Aerospace & Defense - 2.2%
Honeywell International Inc...................................340,000      $19,613,750
                                                                          ------------
Automotive - 1.0%
Ford Motor Co.................................................160,000        8,550,000
                                                                          ------------
Banking - 5.5%
Bank One Corp.................................................250,000        8,015,625
Chase Manhattan Corp..........................................190,000       14,760,625
Fleet Boston Financial Corp...................................340,000       11,836,250
Wells Fargo Co................................................350,000       14,153,125
                                                                          ------------
                                                                            48,765,625
                                                                          ------------
Beverages, Food & Tobacco - 2.8%
Archer-Daniels-Midland Co...................................1,000,000       12,187,500
Ralston-Ralston Purina Group..................................460,000       12,822,500
                                                                          ------------
                                                                            25,010,000
                                                                          ------------
Chemicals - 3.4%
Dow Chemical Co...............................................130,000       17,371,250
Rohm & Haas Co................................................320,000       13,020,000
                                                                          ------------
                                                                            30,391,250
                                                                          ------------
Computer Software & Processing - 5.8%
Cadence Design Systems, Inc.*.................................600,000       14,400,000
Ceridian Corp.*...............................................270,000        5,821,875
First Data Corp...............................................200,000        9,862,500
Oracle Corp.*.................................................190,000       21,291,875
                                                                          ------------
                                                                            51,376,250
                                                                          ------------
Computers & Information - 8.5%
Apple Computer, Inc.*..........................................70,000        7,196,875
Compaq Computer Corp..........................................380,000       10,283,750
International Business Machines Corp..........................155,000       16,740,000
Minnesota Mining & Manufacturing Co. (3M).....................110,000       10,766,250
Sun Microsystems, Inc.*.......................................190,000       14,713,125
Unisys Corp.*.................................................480,001       15,330,021
                                                                          ------------
                                                                            75,030,021
                                                                          ------------
Electric Utilities - 5.4%
Carolina Power & Light Co.....................................240,000        7,305,000
Dominion Resources, Inc.......................................320,000       12,560,000
Duke Energy Corp..............................................325,000       16,290,625
FirstEnergy Corp..............................................530,000       12,024,375
                                                                          ------------
                                                                            48,180,000
                                                                          ------------
Electrical Equipment - 1.4%
Emerson Electric Co...........................................210,000       12,048,750
                                                                          ------------
Electronics - 1.7%
Texas Instruments, Inc........................................160,000       15,500,000
                                                                          ------------
Financial Services - 2.9%
Federal National Mortgage Association.........................160,000        9,990,000
Morgan Stanley, Dean Witter & Co..............................110,000       15,702,500
                                                                          ------------
                                                                            25,692,500
                                                                          ------------
Forest Products & Paper - 2.7%
International Paper Co........................................420,000       23,703,748
                                                                          ------------
Health Care Providers - 1.3%
Columbia/HCA Healthcare Corp..................................400,000       11,725,000
                                                                          ------------
Heavy Machinery - 2.9%
Black & Decker Corp...........................................210,000       10,972,500
Deere & Co....................................................350,000       15,181,250
                                                                          ------------
                                                                            26,153,750
                                                                          ------------
Insurance - 9.3%
Ace Ltd.......................................................880,000       14,685,000
Aetna, Inc....................................................150,000        8,371,875
American General Corp.........................................270,000       20,486,250
Aon Corp......................................................440,000       17,600,000
Cigna Corp....................................................130,000       10,473,125
Jefferson-Pilot Corp..........................................160,000       10,920,000
                                                                          ------------
                                                                            82,536,250
                                                                          ------------
Media - Broadcasting & Publishing - 5.3%
CBS Corp.*....................................................240,000       15,345,000
Dow Jones & Co., Inc..........................................240,000       16,320,000
Gannett Co., Inc..............................................150,000       12,234,375
MediaOne Group, Inc.*..........................................40,000        3,072,500
                                                                          ------------
                                                                            46,971,875
                                                                          ------------
Metals - 4.8%
Alcoa, Inc....................................................260,000       21,580,000
Phelps Dodge Corp.............................................240,000       16,110,000
USX - U.S. Steel Group, Inc...................................140,000        4,620,000
                                                                          ------------
                                                                            42,310,000
                                                                          ------------
Oil & Gas - 11.7%
Atlantic Richfield Co.........................................110,000        9,515,000
BP Amoco Plc (ADR)............................................240,000       14,235,000
Coastal Corp..................................................375,000       13,289,063
Exxon Mobil Corp..............................................275,000       22,154,688
Schlumberger Ltd..............................................260,000       14,625,000
Texaco, Inc...................................................200,000       10,862,500
Total S.A. (ADR)..............................................240,000       16,620,000
Transocean Sedco Forex, Inc....................................50,336        1,695,694
                                                                          ------------
                                                                           102,996,945
                                                                          ------------
Pharmaceuticals - 3.2%
American Home Products Corp...................................400,000       15,775,000
Pharmacia & Upjohn, Inc.......................................290,000       13,050,000
                                                                          ------------
                                                                            28,825,000
                                                                          ------------
Retailers - 2.4%
Consolidated Stores Corp.*....................................580,000        9,425,000
Federated Department Stores, Inc.*............................240,000       12,135,000
                                                                          ------------
                                                                            21,560,000
                                                                          ------------
Telephone Systems - 10.1%
Alltel Corp...................................................200,000       16,537,500
AT&T Corp.....................................................380,000       19,285,000
Bell Atlantic Corp............................................240,000       14,775,000
Loral Space & Communications Ltd.*............................500,000       12,156,250
MCI WorldCom, Inc.*...........................................255,000       13,530,938
SBC Communications Corp.......................................270,000       13,162,500
                                                                          ------------
                                                                            89,447,188
                                                                          ------------
Total Common Stocks (Cost $769,733,326)                                   $836,387,902
                                                                          ------------
Convertible Preferred Stocks - 2.4%
Beverages, Food & Tobacco - 1.0%
Seagram Co Ltd (ACES).........................................200,000        9,000,000
                                                                          ------------
Electric Utilities - 1.4%
Houston Industries, Inc. .....................................100,000       12,050,000
                                                                          ------------
Total Convertible Preferred Stocks (Cost $19,902,624)                       21,050,000
                                                                          ------------
TOTAL INVESTMENTS - 96.7%
(Cost $789,635,950)                                                        857,437,902

Other Assets and Liabilities (net) - 3.3%                                 $ 29,550,456
                                                                          ------------

TOTAL NET ASSETS - 100.0%                                                 $886,988,358
                                                                          ============

Portfolio Footnotes:

*   Non-income producing security.

ADR - American Depositary Receipt

ACES - Adjustable Convertible Rate Equity Security

Cova Series Trust
Balanced Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

--------------------------------------------------------------------------------------
Security                                                                       Value
Description                                                    Shares         (Note 1)
--------------------------------------------------------------------------------------
Common Stocks - 52.1%
Aerospace & Defense - 0.4%
Raytheon Co.....................................................1,375     $     34,117
                                                                          ------------
Banking -1.7%
Chase Manhattan Corp............................................1,230           95,556
First Union Corp................................................2,180           71,531
                                                                          ------------
                                                                               167,087
                                                                          ------------
Beverages, Food & Tobacco - 3.3%
Heinz (H.J.), Co................................................2,600          103,513
Pepsico, Inc....................................................2,580           90,945
Sysco Corp......................................................3,225          127,589
                                                                          ------------
                                                                               322,047
                                                                          ------------
Building Materials - 0.9%
Masco Corp......................................................3,515           89,193
                                                                          ------------
Chemicals - 1.4%
Millipore Corp..................................................2,560           98,880
Solutia, Inc....................................................2,290           35,352
                                                                          ------------
                                                                               134,232
                                                                          ------------
Communications - 0.6%
Lucent Technologies, Inc..........................................750           56,109
                                                                          ------------
Computer Software & Processing - 4.6%
BMC Software, Inc.*.............................................1,800          143,888
Cisco Systems, Inc.*..............................................700           74,988
First Data Corp.................................................2,090          103,063
Microsoft Corp..................................................1,085          126,674
                                                                          ------------
                                                                               448,613
                                                                          ------------
Computers & Information - 1.6%
Compaq Computer Corp............................................1,910           51,689
Hewlett-Packard Co................................................950          108,241
                                                                          ------------
                                                                               159,930
                                                                          ------------
Containers & Packaging - 2.5%
Avery-Dennison Corp.............................................1,610          117,329
Crown Cork & Seal, Inc..........................................1,780           39,828
Sealed Air Corp.*...............................................1,595           82,641
                                                                          ------------
                                                                               239,798
                                                                          ------------
Cosmetics & Personal Care - 1.6%
Estee Lauder Co.................................................2,130          107,432
Gillette Co.....................................................1,140           46,954
                                                                          ------------
                                                                               154,386
                                                                          ------------
Electric Utilities - 1.3%
Cinergy Corp....................................................3,160           76,235
Duke Energy Corp..................................................910           45,614
                                                                          ------------
                                                                               121,849
                                                                          ------------
Electrical Equipment - 1.4%
General Electric Co...............................................875          135,406
                                                                          ------------
Electronics - 6.7%
Adaptec, Inc.*..................................................1,320           65,835
Altera Corp.....................................................2,310          114,489
Applied Materials, Inc.*........................................1,365          172,925
Intel Corp........................................................775           63,792
KLA-Tencor Corp.*...............................................1,505          167,619
Maxim Integrated Products, Inc..................................1,440           67,950
                                                                          ------------
                                                                               652,610
                                                                          ------------
Entertainment & Leisure - 1.0%
Carnival Corp...................................................2,100          100,406
                                                                          ------------
Financial Services - 3.0%
Heller Financial, Inc...........................................1,895           38,018
MBNA Corp.......................................................3,290           89,653
Morgan Stanley, Dean Witter & Co..................................525           74,944
SLM Holding Corp................................................2,163           91,387
                                                                          ------------
                                                                               294,002
                                                                          ------------
Forest Products & Paper - 1.0%
Mead Corp.......................................................2,230           96,866
                                                                          ------------
Heavy Machinery - 0.5%
Illinois Tool Works, Inc..........................................660           44,591
                                                                          ------------
Household Products - 0.6%
Newell Rubbermaid, Inc..........................................2,170           62,930
                                                                          ------------
Media - Broadcasting & Publishing - 0.5%
Time Warner, Inc..................................................670           48,533
                                                                          ------------
Medical Supplies - 1.6%
Bard (C.R.), Inc................................................1,040           55,120
Baxter International, Inc.......................................1,580           99,244
                                                                          ------------
                                                                               154,364
                                                                          ------------
Metals - 1.3%
Alcoa, Inc......................................................1,500          124,500
                                                                          ------------
Oil & Gas - 2.8%
Murphy Oil Corp...................................................960           55,080
Ocean Energy, Inc.*.............................................4,105           31,814
Unocal Corp.....................................................1,660           55,714
USX - Marathon Group............................................3,140           77,519
Vastar Resources, Inc.............................................935           55,165
                                                                          ------------
                                                                               275,292
                                                                          ------------
Pharmaceuticals - 4.1%
Allergan, Inc.....................................................920           45,770
Bristol-Myers Squibb Co.........................................1,345           86,332
Eli Lilly & Co..................................................1,380           91,770
Merck & Co., Inc................................................1,350           90,534
Schering-Plough Corp............................................1,925           81,211
                                                                          ------------
                                                                               395,617
                                                                          ------------
Restaurants - 0.4%
Tricon Global Restaurants, Inc.*..................................940           36,308
                                                                          ------------
Retailers - 3.4%
Consolidated Stores Corp.*......................................3,573           58,061
Dillard's, Inc..................................................2,835           57,232
Office Depot, Inc.*.............................................4,995           54,633
Wal-Mart Stores, Inc............................................2,290          158,296
                                                                          ------------
                                                                               328,222
                                                                          ------------
Telephone Systems - 3.1%
GTE Corp........................................................1,400           98,788
MCI WorldCom, Inc...............................................1,950          103,472
SBC Communications Corp.........................................2,100          102,375
                                                                          ------------
                                                                               304,635
                                                                          ------------
Transportation - 0.8%
Burlington Northern Santa Fe Corp...............................3,400           82,450
                                                                          ------------

Total Common Stocks (Cost $4,426,964)                                        5,064,093
                                                                          ------------


------------------------------------------------------------------------------------------------------------------------------------
Par                  Security                                                                                                Value
Amount               Description                                                      Coupon         Maturity              (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                  Corporate Debt - 10.4%
                  Automotive - 1.5%
$150,000          General Motors Acceptance Corp.......................................6.850%       06/17/2004         $     147,648
                                                                                                                      --------------
                  Banking - 1.5%
 150,000          Household Finance Corp...............................................6.000%       05/01/2004               142,563
                                                                                                                      --------------
                  Chemicals - 1.6%
 150,000          Du Pont (E.I.) de Nemours and Co.....................................8.250%       09/15/2006               156,903
                                                                                                                      --------------
                  Entertainment & Leisure - 1.5%
 150,000          Walt Disney Co. (The)................................................5.250%       11/10/2003               141,852
                                                                                                                      --------------
                  Financial Services - 2.9%
 150,000          Associates Corp. of North America....................................5.800%       04/20/2004               142,216
 150,000          Merrill Lynch & Co., Inc.............................................6.550%       08/01/2004               145,740
                                                                                                                      --------------
                                                                                                                             287,956
                                                                                                                      --------------
                  Retailers - 1.4%
 150,000          J.C. Penney Co., Inc.................................................7.600%       04/01/2007               138,401
                                                                                                                      --------------

                  Total Corporate Debt (Cost $1,094,632)                                                                   1,015,323
                                                                                                                      --------------
                  U.S. Government and Agency Obligations - 21.9%
                  U.S. Government Agency Mortgage Backed Securities - 7.6%
  31,250          Federal Home Loan Mortgage Corp......................................6.500%       01/01/2012                30,337
  31,729          Federal National Mortgage Association................................6.000%       03/01/2011                30,130
 438,895          Federal National Mortgage Association................................6.000%       11/01/2013               416,767
  76,195          Federal National Mortgage Association................................7.000%       02/01/2016                74,757
 123,451          Government National Mortgage Association.............................6.000%       01/15/2011               119,073
  33,093          Government National Mortgage Association.............................6.500%       03/15/2024                31,097
  34,435          Government National Mortgage Association.............................7.000%       07/20/2027                33,191
                                                                                                                      --------------
                                                                                                                             735,352
                                                                                                                      --------------
                  U.S. Treasury Securities - 14.3%
 150,000          U.S. Treasury Note...................................................6.375%       05/15/2000               150,422
 150,000          U.S. Treasury Note...................................................6.375%       08/15/2002               150,328
 300,000          U.S. Treasury Note...................................................7.250%       05/15/2004               309,281
 300,000          U.S. Treasury Note...................................................6.625%       05/15/2007               301,313
 150,000          U.S. Treasury Note...................................................6.125%       08/15/2007               146,250
 150,000          U.S. Treasury Note...................................................5.625%       05/15/2008               141,141
 200,000          U.S. Treasury Note...................................................6.000%       08/15/2009               193,813
                                                                                                                      --------------
                                                                                                                           1,392,548
                                                                                                                      --------------

                  Total U.S. Government and Agency Obligations (Cost $2,207,861)                                           2,127,900
                                                                                                                      --------------
                  TOTAL INVESTMENTS - 84.4%
                  (Cost $7,729,457)                                                                                     $  8,207,316

                  Other Assets and Liabilities (net) - 15.6%                                                               1,520,330
                                                                                                                      --------------
                  TOTAL NET ASSETS - 100.0%                                                                            $   9,727,646
                                                                                                                      ==============

                  Portfolio Footnotes:

                  *Non-income producing security.

Cova Series Trust
Equity Income Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

--------------------------------------------------------------------------------------
Security                                                                       Value
Description                                                    Shares         (Note 1)
--------------------------------------------------------------------------------------
Common Stocks - 91.4%
Aerospace & Defense - 1.0%
Raytheon Co.....................................................2,900     $     71,956
                                                                         -------------
Banking - 12.0%
Chase Manhattan Corp............................................1,700          132,069
Citigroup, Inc..................................................2,200          122,238
Comerica, Inc...................................................2,000           93,375
First Union Corp................................................3,000           98,438
Mellon Financial Corp...........................................3,500          119,212
National City Corp..............................................3,600           85,275
PNC Bank Corp...................................................1,800           80,100
Union Planters Corp.............................................2,500           98,594
                                                                         -------------
                                                                               829,301
                                                                         -------------
Beverages, Food & Tobacco - 8.3%
Heinz (H.J.), Co................................................2,900          115,456
Pepsico, Inc....................................................4,400          155,100
Ralston-Ralston Purina Group....................................2,500           69,688
Sara Lee Corp...................................................3,400           75,013
Sysco Corp......................................................4,200          166,163
                                                                         -------------
                                                                               581,420
                                                                         -------------
Building Materials - 2.8%
Masco Corp......................................................4,800          121,800
Sherwin Williams Co.............................................3,500           73,500
                                                                         -------------
                                                                               195,300
                                                                         -------------
Chemicals - 0.8%
Solutia, Inc....................................................3,400           52,488
                                                                         -------------
Computer Software & Processing - 3.2%
BMC Software, Inc.*...............................................900           71,944
First Data Corp.................................................3,000          147,938
                                                                         -------------
                                                                               219,882
                                                                         -------------
Computers & Information - 3.5%
Hewlett-Packard Co..............................................1,100          125,331
International Business Machines Corp............................1,100          118,800
                                                                         -------------
                                                                               244,131
                                                                         -------------
Containers & Packaging - 1.8%
Crown Cork & Seal, Inc..........................................5,500          123,063
                                                                         -------------
Cosmetics & Personal Care - 0.9%
Gillette Co.....................................................1,600           65,900
                                                                         -------------
Electric Utilities - 8.1%
Ameren Corp.....................................................3,100          101,525
Cinergy Corp....................................................3,400           82,025
Constellation Energy Group, Inc.................................3,200           92,800
Duke Energy Corp................................................2,300          115,288
New Century Energies, Inc.......................................2,800           85,050
Scana Corp......................................................3,400           91,375
                                                                         -------------
                                                                               568,063
                                                                         -------------
Electronics - 2.0%
Intel Corp......................................................1,700          139,931
                                                                         -------------
Financial Services - 6.0%
Federal National Mortgage Association...........................1,700          106,144
Heller Financial, Inc...........................................4,000           80,250
MBNA Corp.......................................................4,200          114,450
SLM Holding Corp................................................2,800          118,300
                                                                         -------------
                                                                               419,144
                                                                         -------------
Forest Products & Paper - 3.6%
Mead Corp.......................................................3,000          130,313
Temple Inland, Inc..............................................1,800          118,688
                                                                         -------------
                                                                               249,001
                                                                         -------------
Health Care Providers - 1.0%
Columbia/HCA Healthcare Corp....................................2,400           70,350
                                                                         -------------
Household Products - 0.7%
Newell Rubbermaid, Inc..........................................1,800           52,200
                                                                         -------------
Medical Supplies - 3.9%
Bard (C.R.), Inc................................................2,500          132,500
Baxter International, Inc.......................................2,200          138,188
                                                                         -------------
                                                                               270,688
                                                                         -------------
Metals - 4.8%
Alcoa, Inc......................................................2,200          182,600
USX - U.S. Steel Group, Inc.....................................4,700          155,100
                                                                         -------------
                                                                               337,700
                                                                         -------------
Oil & Gas - 11.3%
Murphy Oil Corp.................................................2,500          143,438
National Fuel Gas Co............................................2,600          120,900
NICOR, Inc......................................................2,400           78,000
Ocean Energy, Inc.*.............................................5,900           45,725
Phillips Petroleum Co...........................................2,400          112,800
Unocal Corp.....................................................3,307          110,991
USX - Marathon Group............................................4,500          111,094
Vastar Resources, Inc...........................................1,000           59,000
                                                                         -------------
                                                                               781,948
                                                                         -------------
Pharmaceuticals - 2.8%
Merck & Co., Inc................................................1,300           87,181
Pharmacia & Upjohn, Inc.........................................2,400          108,000
                                                                         -------------
                                                                               195,181
                                                                         -------------
Real Estate - 3.7%
Archstone Communities Trust (REIT)..............................4,800           98,400
Felcor Lodging Trust, Inc. (REIT)...............................3,900           68,250
Prentiss Properties Trust (REIT)................................4,500           94,500
                                                                         -------------
                                                                               261,150
                                                                         -------------
Retailers - 4.1%
Consolidated Stores Corp.*......................................3,400           55,250
Dillard's, Inc..................................................5,800          117,088
May Department Stores Co. (The).................................3,500          112,875
                                                                         -------------
                                                                               285,213
                                                                         -------------
Telephone Systems - 3.7%
GTE Corp........................................................2,100          148,181
SBC Communications Corp.........................................2,200          107,250
                                                                         -------------
                                                                               255,431
                                                                         -------------
Transportation - 1.4%
Burlington Northern Santa Fe Corp...............................4,100           99,425
                                                                         -------------

Total Common Stocks (Cost $6,505,094)                                        6,368,866
                                                                         -------------

Mutual Funds - 4.8%
S&P 500 Depository Receipt (Cost $287,710)......................2,300          337,813
                                                                         -------------

TOTAL INVESTMENTS - 96.2%
(Cost $6,792,804)                                                            6,706,679

Other Assets and Liabilities (net) - 3.8%                                  $   263,837
                                                                         -------------

TOTAL NET ASSETS - 100.0%                                                   $6,970,516
                                                                         =============

Portfolio Footnotes:

*   Non-income producing security.

REIT - Real Estate Investment Trust

Cova Series Trust
Growth & Income Equity Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

--------------------------------------------------------------------------------------
Security                                                                       Value
Description                                                    Shares         (Note 1)
--------------------------------------------------------------------------------------
Common Stocks - 92.4%
Aerospace & Defense - 0.6%
Raytheon Co.....................................................3,900     $     96,769
                                                                          ------------
Banking - 2.7%
Chase Manhattan Corp............................................3,680          285,890
First Union Corp................................................4,750          155,859
                                                                          ------------
                                                                               441,749
                                                                          ------------
Beverages, Food & Tobacco - 5.7%
Heinz (H.J.), Co................................................7,500          298,594
Pepsico, Inc....................................................7,380          260,145
Sysco Corp......................................................9,460          374,261
                                                                          ------------
                                                                               933,000
                                                                          ------------
Building Materials - 1.5%
Masco Corp.....................................................10,000          253,750
                                                                          ------------
Chemicals - 2.5%
Millipore Corp..................................................8,915          344,342
Solutia, Inc....................................................4,650           71,784
                                                                          ------------
                                                                               416,126
                                                                          ------------
Communications - 1.0%
Lucent Technologies, Inc........................................2,150          160,847
                                                                          ------------
Computer Software & Processing - 9.5%
BMC Software, Inc.*.............................................7,800          623,513
Cisco Systems, Inc.*............................................2,150          230,319
First Data Corp.................................................6,355          313,381
Microsoft Corp..................................................3,300          385,275
                                                                          ------------
                                                                             1,552,488
                                                                          ------------
Computers & Information - 3.1%
Compaq Computer Corp............................................5,900          159,669
Hewlett-Packard Co..............................................3,100          353,206
                                                                          ------------
                                                                               512,875
                                                                          ------------
Containers & Packaging - 4.4%
Avery-Dennison Corp.............................................4,800          349,800
Crown Cork & Seal, Inc..........................................5,225          116,909
Sealed Air Corp.*...............................................4,800          248,700
                                                                          ------------
                                                                               715,409
                                                                          ------------
Cosmetics & Personal Care - 2.8%
Estee Lauder Co.................................................6,400          322,800
Gillette Co.....................................................3,200          131,800
                                                                          ------------
                                                                               454,600
                                                                          ------------
Electric Utilities - 1.2%
Cinergy Corp....................................................2,378           57,369
Duke Energy Corp................................................2,700          135,338
                                                                          ------------
                                                                               192,707
                                                                          ------------
Electrical Equipment - 2.4%
General Electric Co.............................................2,575          398,481
                                                                          ------------
Electronics - 13.0%
Adaptec, Inc.*..................................................4,980          248,378
Altera Corp.....................................................7,300          361,806
Applied Materials, Inc.*........................................4,650          589,096
Intel Corp......................................................2,000          164,625
KLA-Tencor Corp.*...............................................5,000          556,875
Maxim Integrated Products, Inc..................................4,400          207,625
                                                                          ------------
                                                                             2,128,405
                                                                          ------------
Entertainment & Leisure - 1.9%
Carnival Corp...................................................6,400          306,000
                                                                          ------------
Financial Services - 5.4%
Heller Financial, Inc...........................................5,700          114,356
MBNA Corp.......................................................9,700          264,325
Morgan Stanley, Dean Witter & Co................................1,700          242,675
SLM Holding Corp................................................6,235          263,429
                                                                          ------------
                                                                               884,785
                                                                          ------------
Forest Products & Paper - 1.8%
Mead Corp.......................................................6,775          294,289
                                                                          ------------
Heavy Machinery - 0.8%
Illinois Tool Works, Inc........................................2,000          135,125
                                                                          ------------
Household Products - 1.1%
Newell Rubbermaid, Inc..........................................6,565          190,385
                                                                          ------------
Media - Broadcasting & Publishing - 0.9%
Time Warner, Inc................................................2,100          152,119
                                                                          ------------
Medical Supplies - 2.7%
Bard (C.R.), Inc................................................3,220          170,660
Baxter International, Inc.......................................4,400          276,375
                                                                          ------------
                                                                               447,035
                                                                          ------------
Metals - 2.3%
Alcoa, Inc......................................................4,600          381,800
                                                                          ------------
Oil & Gas - 4.6%
Murphy Oil Corp.................................................2,750          157,781
Ocean Energy, Inc.*............................................11,000           85,250
Unocal Corp.....................................................4,533          152,139
USX - Marathon Group............................................8,580          211,819
Vastar Resources, Inc...........................................2,575          151,925
                                                                          ------------
                                                                               758,914
                                                                          ------------
Pharmaceuticals - 7.0%
Allergan, Inc...................................................2,511          124,879
Bristol-Myers Squibb Co.........................................3,900          250,331
Eli Lilly & Co..................................................3,980          264,670
Merck & Co., Inc................................................4,240          284,345
Schering-Plough Corp............................................5,210          219,797
                                                                          ------------
                                                                             1,144,022
                                                                          ------------
Restaurants - 0.6%
Tricon Global Restaurants, Inc.*................................2,623          101,313
                                                                          ------------
Retailers - 5.9%
Consolidated Stores Corp.*.....................................11,881          193,066
Dillard's, Inc..................................................8,750          176,641
Office Depot, Inc. *...........................................13,950          152,578
Wal-Mart Stores, Inc............................................6,360          439,635
                                                                          ------------
                                                                               961,920
                                                                          ------------
Telephone Systems - 5.4%
GTE Corp........................................................3,960          279,428
MCI WorldCom, Inc...............................................6,000          318,375
SBC Communications Corp.........................................6,000          292,500
                                                                          ------------
                                                                               890,303
                                                                          ------------
Transportation - 1.6%
Burlington Northern Santa Fe Corp..............................11,000          266,750
                                                                          ------------

TOTAL INVESTMENTS - 92.4%
(Cost $12,822,610)                                                         $15,171,966
                                                                          ------------

Other Assets and Liabilities (net) - 7.6%                                    1,246,077
                                                                          ------------
TOTAL NET ASSETS - 100.0%                                                  $16,418,043
                                                                          ============

Portfolio Footnotes:

*   Non-income producing security.

Cova Series Trust
Riggs U.S. Government Securities Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

------------------------------------------------------------------------------------------------------------------------------------
Par               Security                                                                                                  Value
Amount            Description                                                         Coupon       Maturity                (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. Government and Agency Obligations - 103.5%
                  Mortgage Backed Securities - 7.4%
   $21,826        Government National Mortgage Association (Cost $21,622)..............7.000%       05/15/2007              $ 21,610
                                                                                                                     ---------------

                  U.S. Government Agencies - 70.3%
    50,000        Federal Farm Credit Bank.............................................7.100%       12/06/2005                49,234
    50,000        Federal Home Loan Bank...............................................8.000%       08/25/2009                49,352
    55,000        Federal Home Loan Bank...............................................7.200%       11/16/2009                53,488
    35,000        Federal Home Loan Mortgage Corp......................................7.760%       12/22/2009                34,581
    20,000        Federal National Mortgage Association................................7.400%       09/15/2014                19,117
                                                                                                                     ---------------
                  Total U.S. Government Agencies (Cost $209,400)                                                             205,772
                                                                                                                     ---------------

                  U.S. Treasury Securities - 25.8%
    25,000        U.S. Treasury Note...................................................6.875%       05/15/2006                25,445
    25,000        U.S. Treasury Note...................................................6.500%       10/15/2006                24,938
    25,000        U.S. Treasury Note...................................................6.625%       05/15/2007                25,109
                                                                                                                     ---------------
                  Total U.S.Treasury Securities (Cost $76,238)                                                                75,492
                                                                                                                     ---------------

                  TOTAL INVESTMENTS - 103.5%
                  (Cost $307,260)                                                                                            302,874

                  Other Assets and Liabilities (net) - (3.5%)                                                               (10,357)
                                                                                                                     ---------------

                  TOTAL NET ASSETS - 100.0%                                                                                $ 292,517
                                                                                                                     ===============

Cova Series Trust
Riggs Stock Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 1999
(Percentage of Net Assets)

--------------------------------------------------------------------------------------
Security                                                                       Value
Description                                                    Shares         (Note 1)
--------------------------------------------------------------------------------------
Common Stocks - 97.9%
Aerospace & Defense - 3.2%
Textron, Inc.......................................................45    $       3,451
United Technologies Corp...........................................55            3,575
                                                                         -------------
                                                                                 7,026
                                                                         -------------
Banking - 10.7%
American Express Credit Corp.......................................25            4,156
Bank of America Corp...............................................80            4,015
Fleet Boston Financial Corp.......................................115            4,003
Southtrust Corp....................................................60            2,269
Washington Mutual, Inc............................................170            4,420
Wells Fargo Co.....................................................80            3,235
Zions Bancorporation...............................................20            1,184
                                                                         -------------
                                                                                23,282
                                                                         -------------
Beverages, Food & Tobacco - 5.5%
Nabisco Holdings Corp.............................................100            3,163
Pepsi Bottling Group, Inc. (The)..................................205            3,395
Philip Morris Co., Inc............................................240            5,565
                                                                         -------------
                                                                                12,123
                                                                         -------------
Commercial Services - 2.1%
Cendant Corp.*....................................................170            4,516
                                                                         -------------
Communications - 5.3%
General Instrument Corp.*..........................................25            2,125
Koninklijke (Royal) Philips Electronics N.V........................25            3,375
Lucent Technologies, Inc...........................................80            5,985
                                                                         -------------
                                                                                11,485
                                                                         -------------
Computer Software & Processing - 3.8%
Cisco Systems, Inc.*...............................................45            4,821
First Data Corp....................................................70            3,452
                                                                          ------------
                                                                                 8,273
                                                                          ------------
Computers & Information - 6.1%
Apple Computer, Inc.*..............................................35            3,598
EMC Corp.*.........................................................35            3,824
International Business Machines Corp...............................55            5,940
                                                                         -------------
                                                                                13,362
                                                                         -------------
Electric Utilities - 3.5%
Edison International...............................................80            2,095
GPU, Inc...........................................................70            2,096
PECO Energy Co....................................................100            3,475
                                                                         -------------
                                                                                 7,666
                                                                         -------------
Electronics - 4.8%
Intel Corp.........................................................45            3,704
SCI Systems, Inc.*.................................................60            4,931
Texas Instruments, Inc.............................................20            1,938
                                                                         -------------
                                                                                10,573
                                                                         -------------
Entertainment & Leisure - 1.4%
Eastman Kodak Co...................................................45            2,981
                                                                         -------------
Financial Services - 3.3%
Federal National Mortgage Association..............................70            4,371
Merrill Lynch & Co., Inc...........................................35            2,923
                                                                         -------------
                                                                                 7,294
                                                                         -------------
Food Retailers - 4.5%
Albertson's, Inc...................................................90            2,903
Safeway, Inc.*....................................................195            6,935
                                                                         -------------
                                                                                 9,838
                                                                         -------------
Forest Products & Paper - 2.8%
Fort James Corp...................................................115            3,148
Georgia-Pacific Corp...............................................60            3,045
                                                                         -------------
                                                                                 6,193
                                                                         -------------
Health Care Providers - 1.1%
United Healthcare Corp.............................................45            2,391
                                                                         -------------
Heavy Machinery - 1.8%
Ingersoll-Rand Co..................................................70            3,854
                                                                         -------------
Industrial - Diversified - 2.6%
Tyco International Ltd............................................147            5,715
                                                                         -------------
Insurance - 3.1%
Hartford Financial Services Group, Inc.............................95            4,501
Lincoln National Corp..............................................55            2,200
                                                                         -------------
                                                                                 6,701
                                                                         -------------
Media - Broadcasting & Publishing - 2.0%
Tribune Co.........................................................80            4,405
                                                                         -------------
Medical Supplies - 1.0%
Baxter International, Inc..........................................35            2,198
                                                                         -------------
Office Equipment - 1.1%
Xerox Corp........................................................105            2,382
                                                                         -------------
Oil & Gas - 5.6%
BP Amoco Plc (ADR).................................................70            4,152
Coastal Corp.......................................................70            2,481
Exxon Mobil Corp...................................................69            5,559
                                                                         -------------
                                                                                12,192
                                                                         -------------
Pharmaceuticals - 7.8%
Abbott Laboratories................................................60            2,179
American Home Products Corp.......................................100            3,944
Cardinal Health, Inc...............................................70            3,351
Elan Corp. Plc - (ADR)*...........................................115            3,393
Johnson & Johnson..................................................45            4,191
                                                                         -------------
                                                                                17,058
                                                                         -------------
Retailers - 9.4%
Circuit City Stores, Inc...........................................95            4,275
Dayton-Hudson Corp.................................................35            2,570
Gap, Inc...........................................................60            2,760
Sears, Roebuck and Co.............................................135            4,109
TJX Companies, Inc................................................175            3,577
Toys "R" Us, Inc.*................................................230            3,292
                                                                         -------------
                                                                                20,583
                                                                         -------------
Telephone Systems - 5.4%
AT&T Corp..........................................................55            2,791
GTE Corp...........................................................35            2,470
MCI WorldCom, Inc..................................................83            4,378
SBC Communications Corp............................................45            2,194
                                                                         -------------
                                                                                11,833
                                                                         -------------

Total Common Stocks (Cost $210,184)                                            213,924
                                                                         -------------
Convertible Preferred Stocks - 1.5%
Cendant Corp. (Cost $2,707)........................................90            3,364
                                                                         -------------
TOTAL INVESTMENTS - 99.4%
(Cost $212,891)                                                                217,288

Other Assets and Liabilities (net) - 0.6%                                $       1,263
                                                                         -------------
TOTAL NET ASSETS - 100.0%                                              $       218,551
                                                                         =============

Portfolio Footnotes:

*   Non-income producing security.

ADR - American Depositary Receipt

-------------------------------------------------------------------------------
COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

                                                                         Small Cap
                                                                           Stock          Quality Bond     Select Equity
                                                                         Portfolio         Portfolio         Portfolio
                                                                       ---------------   ---------------   ---------------

ASSETS
    Investments, at value (Note 1)*                                  $    104,013,126  $     99,417,118  $    247,148,708
    Cash                                                                    5,358,769         2,966,248         2,580,559
    Cash denominated in foreign currencies **                                    ----             3,938              ----
    Receivable for investments sold                                              ----            45,032              ----
    Receivable for Trust shares sold                                             ----              ----              ----
    Dividends receivable                                                       61,296              ----           235,928
    Interest receivable                                                        19,588         1,034,424            26,088
    Net variation margin on financial futures contracts (Note 1)                 ----            42,906              ----
    Unrealized appreciation on forward currency contracts (Note 5)               ----              ----              ----
    Receivable from investment adviser (Note 2)                                  ----              ----              ----

                                                                       ---------------   ---------------   ---------------
      Total assets                                                        109,452,779       103,509,666       249,991,283
                                                                       ---------------   ---------------   ---------------

LIABILITIES
    Payables for:
      Investments purchased                                                      ----              ----              ----
      Delayed delivery investments                                               ----         7,794,244              ----
      Trust shares redeemed                                                    34,290            32,053           106,361
      Unrealized depreciation on forward currency contracts (Note 5)             ----              ----              ----
      Investment advisory fee payable (Note 2)                                 73,254            45,439           137,756
    Accrued expenses                                                           33,604            32,861            45,217
                                                                       ---------------   ---------------   ---------------

      Total liabilities                                                       141,148         7,904,597           289,334
                                                                       ---------------   ---------------   ---------------

NET ASSETS                                                           $    109,311,631  $     95,605,069  $    249,701,949
                                                                       ===============   ===============   ===============

NET ASSETS REPRESENTED BY:
    Paid in surplus                                                  $     75,535,935  $     96,449,789  $    211,748,797
    Accumulated net realized gain (loss)                                    4,242,600        (3,118,233)       14,614,740
    Unrealized appreciation (depreciation) on investments,
        futures contracts and foreign currency                             29,531,639        (3,085,537)       22,128,768
    Undistributed net investment income                                         1,457         5,359,050         1,209,644
                                                                       ---------------   ---------------   ---------------

      Total                                                          $    109,311,631  $     95,605,069  $    249,701,949
                                                                       ===============   ===============   ===============

Capital shares outstanding                                                  6,330,087         8,960,770        15,497,466
                                                                       ===============   ===============   ===============

NET ASSET VALUE AND OFFERING PRICE PER SHARE                                  $17.269           $10.669           $16.112
                                                                       ===============   ===============   ===============


--------------------------------------------------------------------------------------------------------------------------
*   Investments in securities, at cost                               $     74,481,487  $    102,601,908  $    225,019,940
**  Cost of cash denominated in foreign currencies                               ----             1,430              ----

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

                                                                               Large Cap      International
                                                                                 Stock           Equity       Bond Debenture
                                                                               Portfolio       Portfolio       Portfolio
                                                                             --------------   -------------   -------------

ASSETS
    Investments, at value (Note 1)*                                        $   259,103,028  $  137,283,841  $  166,940,306
    Cash                                                                         3,908,331         143,346         941,140
    Cash denominated in foreign currencies **                                         ----       1,703,601            ----
    Receivable for investments sold                                                  1,757          68,900            ----
    Receivable for Trust shares sold                                                  ----            ----            ----
    Dividends receivable                                                           318,003         154,875            ----
    Interest receivable                                                             24,124           6,048       2,533,298
    Net variation margin on financial futures contracts (Note 1)                     9,350            ----            ----
    Unrealized appreciation on forward currency contracts (Note 5)                    ----         106,559            ----
    Receivable from investment adviser (Note 2)                                       ----            ----            ----

                                                                             --------------   -------------   -------------
      Total assets                                                             263,364,593     139,467,170     170,414,744
                                                                             --------------   -------------   -------------

LIABILITIES
    Payables for:
      Investments purchased                                                           ----       1,133,748            ----
      Delayed delivery investments                                                    ----            ----            ----
      Trust shares redeemed                                                         46,300          15,359         109,216
      Unrealized depreciation on forward currency contracts (Note 5)                  ----          91,611            ----
      Investment advisory fee payable (Note 2)                                     146,636          88,049         110,678
    Accrued expenses                                                                44,509          67,250          39,043
                                                                             --------------   -------------   -------------

      Total liabilities                                                            237,445       1,396,017         258,937
                                                                             --------------   -------------   -------------

NET ASSETS                                                                 $   263,127,148  $  138,071,153  $  170,155,807
                                                                             ==============   =============   =============

NET ASSETS REPRESENTED BY:
    Paid in surplus                                                        $   213,714,570  $   99,046,201  $  165,230,410
    Accumulated net realized gain (loss)                                        20,783,207       8,275,714      (2,297,965)
    Unrealized appreciation (depreciation) on investments,
        futures contracts and foreign currency                                  26,924,802      30,271,049      (3,658,955)
    Undistributed net investment income                                          1,704,569         478,189      10,882,317
                                                                             --------------   -------------   -------------

      Total                                                                $   263,127,148  $  138,071,153  $  170,155,807
                                                                             ==============   =============   =============

Capital shares outstanding                                                      12,726,910       8,509,824      13,640,172
                                                                             ==============   =============   =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE                                       $20.675         $16.225         $12.475
                                                                             ==============   =============   =============


---------------------------------------------------------------------------------------------------------------------------
*   Investments in securities, at cost                                     $   232,320,198  $  107,034,060  $  170,599,261
**  Cost of cash denominated in foreign currencies                                    ----       1,699,091            ----

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

                                                                                Mid-Cap        Large Cap       Developing
                                                                                 Value          Research         Growth
                                                                               Portfolio       Portfolio       Portfolio
                                                                             --------------   -------------   -------------

ASSETS
    Investments, at value (Note 1)*                                        $    28,884,883  $   32,946,214  $   31,678,616
    Cash                                                                         2,737,489       3,061,707       1,944,097
    Cash denominated in foreign currencies **                                         ----            ----            ----
    Receivable for investments sold                                                   ----            ----       1,696,777
    Receivable for Trust shares sold                                                   375            ----          40,416
    Dividends receivable                                                            29,677          29,963             268
    Interest receivable                                                              9,019           9,901           8,179
    Net variation margin on financial futures contracts (Note 1)                      ----            ----            ----
    Unrealized appreciation on forward currency contracts (Note 5)                    ----            ----            ----
    Receivable from investment adviser (Note 2)                                       ----            ----            ----

                                                                             --------------   -------------   -------------
      Total assets                                                              31,661,443      36,047,785      35,368,353
                                                                             --------------   -------------   -------------

LIABILITIES
    Payables for:
      Investments purchased                                                      2,191,246            ----       1,765,606
      Delayed delivery investments                                                    ----            ----            ----
      Trust shares redeemed                                                           ----           1,104            ----
      Unrealized depreciation on forward currency contracts (Note 5)                  ----            ----            ----
      Investment advisory fee payable (Note 2)                                      23,070          28,267          22,356
    Accrued expenses                                                                23,007          20,501          23,278
                                                                             --------------   -------------   -------------

      Total liabilities                                                          2,237,323          49,872       1,811,240
                                                                             --------------   -------------   -------------

NET ASSETS                                                                 $    29,424,120  $   35,997,913  $   33,557,113
                                                                             ==============   =============   =============

NET ASSETS REPRESENTED BY:
    Paid in surplus                                                        $    27,868,059  $   28,623,360  $   25,252,333
    Accumulated net realized gain                                                  235,179       3,572,619       2,070,329
    Unrealized appreciation on investments,
        futures contracts and foreign currency                                   1,206,064       3,702,361       6,233,807
    Undistributed net investment income                                            114,818          99,573             644
                                                                             --------------   -------------   -------------

      Total                                                                $    29,424,120  $   35,997,913  $   33,557,113
                                                                             ==============   =============   =============

Capital shares outstanding                                                       2,634,576       2,401,262       2,254,403
                                                                             ==============   =============   =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE                                       $11.168         $14.991         $14.885
                                                                             ==============   =============   =============


---------------------------------------------------------------------------------------------------------------------------
*   Investments in securities, at cost                                     $    27,678,819  $   29,243,853  $   25,444,809
**  Cost of cash denominated in foreign currencies                                    ----            ----            ----

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

                                                                             Lord Abbett
                                                                                Growth                          Equity
                                                                              and Income       Balanced         Income
                                                                              Portfolio       Portfolio       Portfolio
                                                                            ---------------  -------------   -------------

ASSETS
    Investments, at value (Note 1)*                                       $    857,437,902 $    8,207,316  $    6,706,679
    Cash                                                                        32,164,725      1,483,010         257,984
    Cash denominated in foreign currencies **                                         ----           ----            ----
    Receivable for investments sold                                                   ----           ----            ----
    Receivable for Trust shares sold                                                  ----           ----            ----
    Dividends receivable                                                           978,658          5,061          17,994
    Interest receivable                                                            104,454         54,229           7,280
    Net variation margin on financial futures contracts (Note 1)                      ----           ----            ----
    Unrealized appreciation on forward currency contracts (Note 5)                    ----           ----            ----
    Receivable from investment adviser (Note 2)                                       ----           ----            ----

                                                                            ---------------  -------------   -------------
      Total assets                                                             890,685,739      9,749,616       6,989,937
                                                                            ---------------  -------------   -------------

LIABILITIES
    Payables for:
      Investments purchased                                                      2,697,723           ----            ----
      Delayed delivery investments                                                    ----           ----            ----
      Trust shares redeemed                                                        441,866            507             298
      Unrealized depreciation on forward currency contracts (Note 5)                  ----           ----            ----
      Investment advisory fee payable (Note 2)                                     479,925          3,762           1,575
    Accrued expenses                                                                77,867         17,701          17,548
                                                                            ---------------  -------------   -------------

      Total liabilities                                                          3,697,381         21,970          19,421
                                                                            ---------------  -------------   -------------

NET ASSETS                                                                $    886,988,358 $    9,727,646  $    6,970,516
                                                                            ===============  =============   =============

NET ASSETS REPRESENTED BY:
    Paid in surplus                                                       $    795,461,769 $    9,182,511  $    7,095,660
    Accumulated net realized gain (loss)                                        13,627,935         66,534         (40,503)
    Unrealized appreciation (depreciation) on investments,
        futures contracts and foreign currency                                  67,801,952        477,859         (86,125)
    Undistributed net investment income                                         10,096,702            742           1,484
                                                                            ---------------  -------------   -------------

      Total                                                               $    886,988,358 $    9,727,646  $    6,970,516
                                                                            ===============  =============   =============

Capital shares outstanding                                                      36,849,506        820,358         624,111
                                                                            ===============  =============   =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE                                       $24.071        $11.858         $11.169
                                                                            ===============  =============   =============


--------------------------------------------------------------------------------------------------------------------------
*   Investments in securities, at cost                                    $    789,635,950 $    7,729,457  $    6,792,804
**  Cost of cash denominated in foreign currencies                                    ----           ----            ----

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

                                                                                   Growth &           Riggs
                                                                                    Income         U.S Government     Riggs
                                                                                    Equity          Securities        Stock
                                                                                   Portfolio        Portfolio       Portfolio
                                                                                ----------------   -------------   -------------

ASSETS
    Investments, at value (Note 1)*                                           $      15,171,966  $      302,874  $      217,288
    Cash                                                                              1,258,789             636           5,830
    Cash denominated in foreign currencies **                                              ----            ----            ----
    Receivable for investments sold                                                        ----            ----            ----
    Receivable for Trust shares sold                                                       ----            ----            ----
    Dividends receivable                                                                 15,058            ----             213
    Interest receivable                                                                   4,836           3,685             209
    Net variation margin on financial futures contracts (Note 1)                           ----            ----            ----
    Unrealized appreciation on forward currency contracts (Note 5)                         ----            ----            ----
    Receivable from investment adviser (Note 2)                                            ----           1,146           9,709

                                                                                ----------------   -------------   -------------
      Total assets                                                                   16,450,649         308,341         233,249
                                                                                ----------------   -------------   -------------

LIABILITIES
    Payables for:
      Investments purchased                                                                ----            ----            ----
      Delayed delivery investments                                                         ----            ----            ----
      Trust shares redeemed                                                               4,041            ----            ----
      Unrealized depreciation on forward currency contracts (Note 5)                       ----            ----            ----
      Investment advisory fee payable (Note 2)                                           12,302            ----            ----
    Accrued expenses                                                                     16,263          15,824          14,698
                                                                                ----------------   -------------   -------------

      Total liabilities                                                                  32,606          15,824          14,698
                                                                                ----------------   -------------   -------------

NET ASSETS                                                                    $      16,418,043  $      292,517  $      218,551
                                                                                ================   =============   =============

NET ASSETS REPRESENTED BY:
    Paid in surplus                                                           $      13,838,660  $      292,631  $      213,229
    Accumulated net realized gain (loss)                                                230,025            (266)           (603)
    Unrealized appreciation (depreciation) on investments,
        futures contracts and foreign currency                                        2,349,356          (4,386)          4,397
    Undistributed net investment income                                                       2           4,538           1,528
                                                                                ----------------   -------------   -------------

      Total                                                                   $      16,418,043  $      292,517  $      218,551
                                                                                ================   =============   =============

Capital shares outstanding                                                            1,190,729          29,121          21,243
                                                                                ================   =============   =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE                                            $13.788         $10.045         $10.288
                                                                                ================   =============   =============

--------------------------------------------------------------------------------------------------------------------------------
*   Investments in securities, at cost                                        $      12,822,610  $      307,260  $      212,891
**  Cost of cash denominated in foreign currencies                                         ----            ----            ----

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR OR PERIOD ENDED DECEMBER 31, 1999

                                                                               Small Cap
                                                                                 Stock          Quality Bond     Select Equity
                                                                               Portfolio         Portfolio         Portfolio
                                                                            ----------------   ---------------   ---------------
INVESTMENT INCOME
     Dividends (1)                                                        $         727,093  $           ----  $      2,782,219
     Interest                                                                       208,444         5,913,782           177,630

                                                                            ----------------   ---------------   ---------------
       Total investment income                                                      935,537         5,913,782         2,959,849
                                                                            ----------------   ---------------   ---------------

EXPENSES
     Investment advisory fee (Note 2)                                               687,540           505,285         1,507,688
     Custody, fund accounting, administration, and transfer agent fees              146,888           113,716           173,155
     Audit                                                                           14,545            14,545            14,545
     Trustee fees and expenses                                                        4,255             4,255             4,255
     Legal                                                                            5,203             5,203             5,203
     Shareholder reporting                                                           21,596            17,292            32,610

                                                                            ----------------   ---------------   ---------------
       Total expenses                                                               880,027           660,296         1,737,456
       Less expenses reimbursed by the adviser                                       32,598            59,975               412

                                                                            ----------------   ---------------   ---------------
       Net expenses                                                                 847,429           600,321         1,737,044
                                                                            ----------------   ---------------   ---------------

     Net investment income                                                           88,108         5,313,461         1,222,805
                                                                            ----------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
     CURRENCY RELATED TRANSACTIONS
     Net realized gain (loss) on investments                                      8,168,219        (3,171,061)       15,949,952
     Net realized gain on futures contracts                                            ----            78,546              ----
     Net realized gain (loss) on foreign currency related transactions                 ----            48,150              ----


       Net realized gain (loss) on investments, futures contracts           ----------------   ---------------   ---------------
       and foreign currency related transactions                                  8,168,219        (3,044,365)       15,949,952
                                                                            ----------------   ---------------   ---------------

     Unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency
          Beginning of period                                                     4,089,235           451,018        18,157,304
          End of period                                                          29,531,639        (3,085,537)       22,128,768
                                                                            ----------------   ---------------   ---------------

     Net change in unrealized appreciation (depreciation) on
       investments, futures contracts and foreign currency                       25,442,404        (3,536,555)        3,971,464
                                                                            ----------------   ---------------   ---------------

     Net realized and unrealized gain (loss) on investments, futures
     contracts and foreign currency related transactions                         33,610,623        (6,580,920)       19,921,416
                                                                            ----------------   ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                                      $      33,698,731  $     (1,267,459) $     21,144,221
                                                                            ================   ===============   ===============



--------------------------------------------------------------------------------------------------------------------------------
(1)  Dividend income is net of withholding taxes of:                      $           1,710  $           ----  $          5,616


COVA SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR OR PERIOD ENDED DECEMBER 31, 1999

                                                                           Large Cap      International        Bond
                                                                              Stock           Equity          Debenture
                                                                            Portfolio        Portfolio        Portfolio
                                                                          --------------   --------------   --------------
INVESTMENT INCOME
    Dividends (1)                                                       $     3,176,340  $     1,943,135  $       547,724
    Interest                                                                    233,449           15,234       11,705,130

                                                                          --------------   --------------   --------------
       Total investment income                                                3,409,789        1,958,369       12,252,854
                                                                          --------------   --------------   --------------

EXPENSES
    Investment advisory fee (Note 2)                                          1,479,955          905,709        1,210,327
    Custody, fund accounting, administration, and transfer agent fees           193,308          354,501          133,302
    Audit                                                                        14,545           14,545           13,624
    Trustee fees and expenses                                                     4,255            4,255            4,255
    Legal                                                                         5,203            5,203            5,203
    Shareholder reporting                                                        29,065           25,613           26,416

                                                                          --------------   --------------   --------------
       Total expenses                                                         1,726,331        1,309,826        1,393,127
       Less expenses reimbursed by the adviser                                   21,826           55,853           21,437

                                                                          --------------   --------------   --------------
       Net expenses                                                           1,704,505        1,253,973        1,371,690
                                                                          --------------   --------------   --------------

    Net investment income                                                     1,705,284          704,396       10,881,164
                                                                          --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
    CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on investments                                  20,233,757        9,047,808       (2,283,490)
    Net realized gain on futures contracts                                      811,103             ----             ----
    Net realized gain (loss) on foreign currency related transactions              ----         (434,899)            ----


       Net realized gain (loss) on investments, futures contracts         --------------   --------------   --------------
       and foreign currency related transactions                             21,044,860        8,612,909       (2,283,490)
                                                                          --------------   --------------   --------------

    Unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency
          Beginning of period                                                16,345,829        9,106,756         (371,612)
          End of period                                                      26,924,802       30,271,049       (3,658,955)
                                                                          --------------   --------------   --------------

    Net change in unrealized appreciation (depreciation) on
       investments, futures contracts and foreign currency                   10,578,973       21,164,293       (3,287,343)
                                                                          --------------   --------------   --------------

    Net realized and unrealized gain (loss) on investments, futures
    contracts and foreign currency related transactions                      31,623,833       29,777,202       (5,570,833)
                                                                          --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                                     $    33,329,117  $    30,481,598  $     5,310,331
                                                                          ==============   ==============   ==============



--------------------------------------------------------------------------------------------------------------------------
(1) Dividend income is net of withholding taxes of:                     $        40,044  $       183,208  $          ----

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR OR PERIOD ENDED DECEMBER 31, 1999

                                                                            Mid-Cap        Large Cap       Developing
                                                                             Value          Research         Growth
                                                                           Portfolio       Portfolio        Portfolio
                                                                         --------------  ---------------  --------------
INVESTMENT INCOME
    Dividends (1)                                                      $       353,959 $        328,358 $        36,471
    Interest                                                                    78,143           72,920          57,870

                                                                         --------------  ---------------  --------------
       Total investment income                                                 432,102          401,278          94,341
                                                                         --------------  ---------------  --------------

EXPENSES
    Investment advisory fee (Note 2)                                           247,340          241,534         203,145
    Custody, fund accounting, administration, and transfer agent fees           69,305           63,360          69,443
    Audit                                                                       13,577           13,624          13,624
    Trustee fees and expenses                                                    4,255            4,255           4,255
    Legal                                                                        5,203            5,203           5,203
    Shareholder reporting                                                        8,310            5,663           6,395

                                                                         --------------  ---------------  --------------
       Total expenses                                                          347,990          333,639         302,065
       Less expenses reimbursed by the adviser                                  39,659           31,960          42,877

                                                                         --------------  ---------------  --------------
       Net expenses                                                            308,331          301,679         259,188
                                                                         --------------  ---------------  --------------

    Net investment income                                                      123,771           99,599        (164,847)
                                                                         --------------  ---------------  --------------

NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
    CURRENCY RELATED TRANSACTIONS
    Net realized gain on investments                                           459,652        3,703,701       2,631,357
    Net realized gain on futures contracts                                        ----             ----            ----
    Net realized gain on foreign currency related transactions                    ----             ----            ----


       Net realized gain on investments, futures contracts               --------------  ---------------  --------------
       and foreign currency related transactions                               459,652        3,703,701       2,631,357
                                                                         --------------  ---------------  --------------

    Unrealized appreciation on investments,
       futures contracts and foreign currency
          Beginning of period                                                  384,795        1,468,700       1,397,844
          End of period                                                      1,206,064        3,702,361       6,233,807
                                                                         --------------  ---------------  --------------

    Net change in unrealized appreciation on
       investments, futures contracts and foreign currency                     821,269        2,233,661       4,835,963
                                                                         --------------  ---------------  --------------

    Net realized and unrealized gain on investments, futures
    contracts and foreign currency related transactions                      1,280,921        5,937,362       7,467,320
                                                                         --------------  ---------------  --------------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                                    $     1,404,692 $      6,036,961 $     7,302,473
                                                                         ==============  ===============  ==============



------------------------------------------------------------------------------------------------------------------------
(1) Dividend income is net of withholding taxes of:                    $           695 $          1,722 $         1,304

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR OR PERIOD ENDED DECEMBER 31, 1999

                                                                          Lord Abbett
                                                                          Growth and                         Equity
                                                                             Income         Balanced          Income
                                                                          Portfolio *       Portfolio        Portfolio
                                                                         ---------------  --------------   --------------
INVESTMENT INCOME
    Dividends (1)                                                      $     14,487,882 $        55,647  $       157,994
    Interest                                                                  1,345,079         210,499           25,938

                                                                         ---------------  --------------   --------------
       Total investment income                                               15,832,961         266,146          183,932
                                                                         ---------------  --------------   --------------

EXPENSES
    Investment advisory fee (Note 2)                                          5,289,797          73,532           62,362
    Custody, fund accounting, administration, and transfer agent fees           352,737          55,606           54,505
    Audit                                                                        14,551          10,567           10,567
    Trustee fees and expenses                                                     4,640           4,255            4,255
    Legal                                                                         5,545           5,203            5,203
    Shareholder reporting                                                        68,989           2,168            2,140

                                                                         ---------------  --------------   --------------
       Total expenses                                                         5,736,259         151,331          139,032
       Less expenses reimbursed by the adviser                                     ----          70,427           70,417

                                                                         ---------------  --------------   --------------
       Net expenses                                                           5,736,259          80,904           68,615
                                                                         ---------------  --------------   --------------

    Net investment income                                                    10,096,702         185,242          115,317
                                                                         ---------------  --------------   --------------

NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
    CURRENCY RELATED TRANSACTIONS
    Net realized gain on investments                                         13,627,935         148,258          199,162
    Net realized gain on futures contracts                                         ----            ----             ----
    Net realized gain on foreign currency related transactions                     ----            ----             ----


       Net realized gain on investments, futures contracts               ---------------  --------------   --------------
       and foreign currency related transactions                             13,627,935         148,258          199,162
                                                                         ---------------  --------------   --------------

    Unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency
          Beginning of period                                                      ----         302,837          147,788
          End of period                                                      67,801,952         477,859          (86,125)
                                                                         ---------------  --------------   --------------

    Net change in unrealized appreciation (depreciation) on
       investments, futures contracts and foreign currency                   67,801,952         175,022         (233,913)
                                                                         ---------------  --------------   --------------

    Net realized and unrealized gain (loss) on investments, futures
    contracts and foreign currency related transactions                      81,429,887         323,280          (34,751)
                                                                         ---------------  --------------   --------------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                                    $     91,526,589 $       508,522  $        80,566
                                                                         ===============  ==============   ==============



-------------------------------------------------------------------------------------------------------------------------
(1) Dividend income is net of withholding taxes of:                    $         68,893 $          ----  $          ----

*   Fund commenced operations on January 8, 1999

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR OR PERIOD ENDED DECEMBER 31, 1999

                                                                             Growth &            Riggs
                                                                              Income         U.S. Government        Riggs
                                                                              Equity           Securities           Stock
                                                                             Portfolio        Portfolio **      Portfolio ***
                                                                           --------------   -----------------   --------------
INVESTMENT INCOME
    Dividends (1)                                                        $       160,434  $            2,875  $           291
    Interest                                                                      42,817               2,080            1,492

                                                                           --------------   -----------------   --------------
      Total investment income                                                    203,251               4,955            1,783
                                                                           --------------   -----------------   --------------

EXPENSES
    Investment advisory fee (Note 2)                                             131,419                 368              231
    Custody, fund accounting, administration, and transfer agent fees             54,609              11,797           11,570
    Audit                                                                         10,567               8,250            8,250
    Trustee fees and expenses                                                      4,255               1,170              891
    Legal                                                                          5,203                 490              553
    Shareholder reporting                                                          2,940               2,367            1,804

                                                                           --------------   -----------------   --------------
      Total expenses                                                             208,993              24,442           23,299
      Less expenses reimbursed by the adviser                                     64,401              24,025           23,044

                                                                           --------------   -----------------   --------------
      Net expenses                                                               144,592                 417              255
                                                                           --------------   -----------------   --------------

    Net investment income                                                         58,659               4,538            1,528
                                                                           --------------   -----------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
    CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on investments                                      230,954                (266)            (603)
    Net realized gain on futures contracts                                          ----                ----             ----
    Net realized gain (loss) on foreign currency related transactions               ----                ----             ----


      Net realized gain (loss) on investments, futures contracts           --------------   -----------------   --------------
      and foreign currency related transactions                                  230,954                (266)            (603)
                                                                           --------------   -----------------   --------------

    Unrealized appreciation (depreciation) on investments,
      futures contracts and foreign currency
          Beginning of period                                                    670,606                ----             ----
          End of period                                                        2,349,356              (4,386)           4,397
                                                                           --------------   -----------------   --------------

    Net change in unrealized appreciation (depreciation) on
      investments, futures contracts and foreign currency                      1,678,750              (4,386)           4,397
                                                                           --------------   -----------------   --------------

    Net realized and unrealized gain (loss) on investments, futures
    contracts and foreign currency related transactions                        1,909,704              (4,652)           3,794
                                                                           --------------   -----------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                                      $     1,968,363  $             (114) $         5,322
                                                                           ==============   =================   ==============



------------------------------------------------------------------------------------------------------------------------------
(1) Dividend income is net of withholding taxes of:                      $          ----  $             ----  $          ----

**  Fund commenced operations on October 15, 1999
*** Fund commenced operations on November 3, 1999

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                            Small Cap Stock                  Quality Bond
                                                                               Portfolio                      Portfolio
                                                                   -------------------------------   -------------------------------

                                                                    Year ended       Year ended       Year ended       Year ended
                                                                   December 31,     December 31,     December 31,     December 31,
                                                                       1999             1998             1999             1998
                                                                   -------------------------------   -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                         $       88,108  $       317,239  $     5,313,461  $     1,680,139
    Net realized gain (loss) on investments, futures contracts,
      and foreign currency related transactions                        8,168,219       (3,831,239)      (3,044,365)         530,948
    Net change in unrealized appreciation (depreciation)
      on investments, futures contracts and foreign currency
      related transactions                                            25,442,404         (966,387)      (3,536,555)         106,028
                                                                   --------------   --------------   --------------   --------------

    Net increase (decrease) in net assets resulting
     from operations                                                  33,698,731       (4,480,387)      (1,267,459)       2,317,115
                                                                   --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                               (225,815)         (96,253)      (1,063,522)        (643,157)
    Net realized gains                                                      ----       (2,461,868)        (532,208)            ----
                                                                   --------------   --------------   --------------   --------------

    Total distributions                                                 (225,815)      (2,558,121)      (1,595,730)        (643,157)
                                                                   --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
    Proceeds from shares sold                                          5,349,852       26,987,297       66,930,667       26,526,504
    Net asset value of shares issued through
     dividend reinvestment                                               225,815        2,558,121        1,595,730          643,157
    Cost of shares repurchased                                        (7,898,260)      (4,102,670)     (15,870,190)      (1,659,034)
                                                                   --------------   --------------   --------------   --------------

    Net increase (decrease) in net assets from capital
     share transactions                                               (2,322,593)      25,442,748       52,656,207       25,510,627
                                                                   --------------   --------------   --------------   --------------

TOTAL INCREASE IN NET ASSETS                                          31,150,323       18,404,240       49,793,018       27,184,585
NET ASSETS:
    Beginning of period                                               78,161,308       59,757,068       45,812,051       18,627,466
                                                                   --------------   --------------   --------------   --------------

    End of period                                                 $  109,311,631  $    78,161,308  $    95,605,069  $    45,812,051
                                                                   ==============   ==============   ==============   ==============
    Net Assets at end of period includes
      undistributed net investment income                         $        1,457  $       252,035  $     5,359,050  $     1,045,701
                                                                   ==============   ==============   ==============   ==============

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                       6,523,058        4,559,948        4,157,310        1,790,249
                                                                   --------------   --------------   --------------   --------------

Shares sold                                                              433,399        2,121,662        6,125,624        2,461,040
Shares issued through dividend reinvestment                               18,118          194,906          150,560           60,846
Shares repurchased                                                      (644,488)        (353,458)      (1,472,724)        (154,825)
                                                                   --------------   --------------   --------------   --------------

Net increase (decrease) in shares outstanding                           (192,971)       1,963,110        4,803,460        2,367,061
                                                                   --------------   --------------   --------------   --------------

Ending shares                                                          6,330,087        6,523,058        8,960,770        4,157,310
                                                                   ==============   ==============   ==============   ==============

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                         Select Equity                   Large Cap Stock
                                                                           Portfolio                        Portfolio
                                                                  ------------------------------   -------------------------------

                                                                   Year ended      Year ended       Year ended       Year ended
                                                                  December 31,    December 31,     December 31,     December 31,
                                                                      1999            1998             1999             1998
                                                                  ------------------------------   -------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income                                       $     1,222,805 $     1,016,876  $     1,705,284  $       479,549
    Net realized gain on investments, futures contracts,
      and foreign currency related transactions                      15,949,952      18,543,240       21,044,860        6,665,787
    Net change in unrealized appreciation on investments,
      futures contracts and foreign currency
      related transactions                                            3,971,464      12,359,297       10,578,973       11,617,524
                                                                  --------------  --------------   --------------   --------------

    Net increase in net assets resulting
     from operations                                                 21,144,221      31,919,413       33,329,117       18,762,860
                                                                  --------------  --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                              (584,001)       (455,252)        (316,889)        (163,389)
    Net realized gains                                              (19,820,406)     (9,083,861)      (6,916,352)        (537,969)
                                                                  --------------  --------------   --------------   --------------

    Total distributions                                             (20,404,407)     (9,539,113)      (7,233,241)        (701,358)
                                                                  --------------  --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
    Proceeds from shares sold                                        34,325,012      61,596,707      152,714,691       54,597,695
    Net asset value of shares issued through
     dividend reinvestment                                           20,404,407       9,539,113        7,233,241          701,358
    Cost of shares repurchased                                       (3,535,467)     (2,678,812)     (26,677,903)      (1,855,401)
                                                                  --------------  --------------   --------------   --------------

    Net increase in net assets from
     capital share transactions                                      51,193,952      68,457,008      133,270,029       53,443,652
                                                                  --------------  --------------   --------------   --------------

TOTAL INCREASE IN NET ASSETS                                         51,933,766      90,837,308      159,365,905       71,505,154
NET ASSETS:
    Beginning of period                                             197,768,183     106,930,875      103,761,243       32,256,089
                                                                  --------------  --------------   --------------   --------------

    End of period                                               $   249,701,949 $   197,768,183  $   263,127,148  $   103,761,243
                                                                  ==============  ==============   ==============   ==============
    Net Assets at end of period includes
      undistributed net investment income                       $     1,209,644 $       583,645  $     1,704,569  $       316,175
                                                                  ==============  ==============   ==============   ==============

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                     12,301,851       7,656,774        5,727,886        2,329,781
                                                                  --------------  --------------   --------------   --------------

Shares sold                                                           2,116,682       4,185,304        8,057,353        3,472,771
Shares issued through dividend reinvestment                           1,303,210         641,497          375,063           42,928
Shares repurchased                                                     (224,277)       (181,724)      (1,433,392)        (117,594)
                                                                  --------------  --------------   --------------   --------------

Net increase in shares outstanding                                    3,195,615       4,645,077        6,999,024        3,398,105
                                                                  --------------  --------------   --------------   --------------

Ending shares                                                        15,497,466      12,301,851       12,726,910        5,727,886
                                                                  ==============  ==============   ==============   ==============

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                      International Equity                 Bond Debenture
                                                                           Portfolio                         Portfolio
                                                                 -------------------------------   -------------------------------

                                                                  Year ended       Year ended       Year ended       Year ended
                                                                 December 31,     December 31,     December 31,     December 31,
                                                                     1999             1998             1999             1998
                                                                 -------------------------------   -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                      $       704,396  $       874,030  $    10,881,164  $     5,679,014
    Net realized gain (loss) on investments, futures contracts,
      and foreign currency related transactions                      8,612,909        2,053,712       (2,283,490)       1,031,304
    Net change in unrealized appreciation (depreciation)
      on investments, futures contracts and foreign currency
      related transactions                                          21,164,293        7,821,050       (3,287,343)      (1,585,315)
                                                                 --------------   --------------   --------------   --------------

    Net increase in net assets resulting
     from operations                                                30,481,598       10,748,792        5,310,331        5,125,003
                                                                 --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                             (565,919)      (1,590,564)      (3,223,792)      (2,455,079)
    Net realized gains                                              (1,512,457)         (20,171)      (1,044,699)        (954,738)
                                                                 --------------   --------------   --------------   --------------

    Total distributions                                             (2,078,376)      (1,610,735)      (4,268,491)      (3,409,817)
                                                                 --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
    Proceeds from shares sold                                       11,679,051       30,533,316       53,944,111       69,629,076
    Net asset value of shares issued through
     dividend reinvestment                                           2,078,376        1,610,735        4,268,491        3,409,817
    Cost of shares repurchased                                      (8,564,792)      (5,575,851)      (9,101,140)     (10,163,753)
                                                                 --------------   --------------   --------------   --------------

    Net increase in net assets from
     capital share transactions                                      5,192,635       26,568,200       49,111,462       62,875,140
                                                                 --------------   --------------   --------------   --------------

TOTAL INCREASE IN NET ASSETS                                        33,595,857       35,706,257       50,153,302       64,590,326
NET ASSETS:
    Beginning of period                                            104,475,296       68,769,039      120,002,505       55,412,179
                                                                 --------------   --------------   --------------   --------------

    End of period                                              $   138,071,153  $   104,475,296  $   170,155,807  $   120,002,505
                                                                 ==============   ==============   ==============   ==============
    Net Assets at end of period includes
      undistributed net investment income                      $       478,189  $       169,470  $    10,882,317  $     3,224,362
                                                                 ==============   ==============   ==============   ==============

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                     8,125,765        5,994,704        9,692,597        4,574,812
                                                                 --------------   --------------   --------------   --------------

Shares sold                                                            861,951        2,462,998        4,336,782        5,684,070
Shares issued through dividend reinvestment                            153,263          125,855          349,891          277,516
Shares repurchased                                                    (631,155)        (457,792)        (739,098)        (843,801)
                                                                 --------------   --------------   --------------   --------------

Net increase in shares outstanding                                     384,059        2,131,061        3,947,575        5,117,785
                                                                 --------------   --------------   --------------   --------------

Ending shares                                                        8,509,824        8,125,765       13,640,172        9,692,597
                                                                 ==============   ==============   ==============   ==============


COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                          Mid-Cap Value                   Large Cap Research
                                                                            Portfolio                        Portfolio
                                                                  -------------------------------  -------------------------------

                                                                   Year ended       Year ended      Year ended       Year ended
                                                                  December 31,     December 31,    December 31,     December 31,
                                                                      1999             1998            1999             1998
                                                                  -------------------------------  -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                       $       123,771  $        40,234 $        99,599  $        58,972
    Net realized gain (loss) on investments, futures contracts,
      and foreign currency related transactions                         459,652         (225,973)      3,703,701         (130,449)
    Net change in unrealized appreciation on investments,
      futures contracts and foreign currency
      related transactions                                              821,269          337,809       2,233,661        1,462,116
                                                                  --------------   --------------  --------------   --------------

    Net increase in net assets resulting
     from operations                                                  1,404,692          152,070       6,036,961        1,390,639
                                                                  --------------   --------------  --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                               (33,769)         (14,075)        (43,197)         (15,994)
    Net realized gains                                                     ----             ----            ----             ----
                                                                  --------------   --------------  --------------   --------------

    Total distributions                                                 (33,769)         (14,075)        (43,197)         (15,994)
                                                                  --------------   --------------  --------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
    Proceeds from shares sold                                        10,362,789       16,144,764      16,222,683       11,287,023
    Net asset value of shares issued through
     dividend reinvestment                                               33,769           14,075          43,197           15,994
    Cost of shares repurchased                                         (663,920)        (205,183)       (127,622)        (164,781)
                                                                  --------------   --------------  --------------   --------------

    Net increase in net assets from
     capital share transactions                                       9,732,638       15,953,656      16,138,258       11,138,236
                                                                  --------------   --------------  --------------   --------------

TOTAL INCREASE IN NET ASSETS                                         11,103,561       16,091,651      22,132,022       12,512,881
NET ASSETS:
    Beginning of period                                              18,320,559        2,228,908      13,865,891        1,353,010
                                                                  --------------   --------------  --------------   --------------

    End of period                                               $    29,424,120  $    18,320,559 $    35,997,913  $    13,865,891
                                                                  ==============   ==============  ==============   ==============
    Net Assets at end of period includes
      undistributed net investment income                       $       114,818  $        33,563 $        99,573  $        43,171
                                                                  ==============   ==============  ==============   ==============

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                      1,731,193          212,659       1,158,927          136,592
                                                                  --------------   --------------  --------------   --------------

Shares sold                                                             960,855        1,537,405       1,248,721        1,036,127
Shares issued through dividend reinvestment                               2,901            1,252           3,287            1,409
Shares repurchased                                                      (60,373)         (20,123)         (9,673)         (15,201)
                                                                  --------------   --------------  --------------   --------------

Net increase in shares outstanding                                      903,383        1,518,534       1,242,335        1,022,335
                                                                  --------------   --------------  --------------   --------------

Ending shares                                                         2,634,576        1,731,193       2,401,262        1,158,927
                                                                  ==============   ==============  ==============   ==============


COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                  Lord Abbett
                                                                                Developing Growth              Growth and Income
                                                                                    Portfolio                      Portfolio*
                                                                         -------------------------------       ------------------

                                                                           Year ended      Year ended            Period ended
                                                                          December 31,    December 31,           December 31,
                                                                              1999            1998                   1999
                                                                         -------------------------------       ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                       $       (164,847)$       (35,670)     $        10,096,702
    Net realized gain (loss) on investments, futures contracts,
      and foreign currency related transactions                               2,631,357        (395,538)              13,627,935
    Net change in unrealized appreciation on investments,
      futures contracts and foreign currency
      related transactions                                                    4,835,963       1,389,339               67,801,952
                                                                         ---------------  --------------       ------------------

    Net increase in net assets resulting from operations                      7,302,473         958,131               91,526,589
                                                                         ---------------  --------------       ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                          ----            ----                     ----
    Net realized gains                                                             ----          (4,573)                    ----
                                                                         ---------------  --------------       ------------------

    Total distributions                                                            ----          (4,573)                    ----
                                                                         ---------------  --------------       ------------------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
    Proceeds from shares sold                                                11,026,779      13,397,485              831,899,157
    Net asset value of shares issued through dividend reinvestment                 ----           4,573                     ----
    Cost of shares repurchased                                                 (662,604)       (199,301)             (36,437,388)
                                                                         ---------------  --------------       ------------------

    Net increase in net assets from capital
     share transactions                                                      10,364,175      13,202,757              795,461,769
                                                                         ---------------  --------------       ------------------

TOTAL INCREASE IN NET ASSETS                                                 17,666,648      14,156,315              886,988,358
NET ASSETS:
    Beginning of period                                                      15,890,465       1,734,150                     ----
                                                                         ---------------  --------------       ------------------

    End of period                                                      $     33,557,113 $    15,890,465      $       886,988,358
                                                                         ===============  ==============       ==================
    Net Assets at end of period includes
      undistributed net investment income                              $            644 $          ----      $        10,096,702
                                                                         ===============  ==============       ==================

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                              1,413,656         164,390                     ----
                                                                         ---------------  --------------       ------------------

Shares sold                                                                     895,038       1,268,600               38,459,861
Shares issued through dividend reinvestment                                        ----             408                     ----
Shares repurchased                                                              (54,291)        (19,742)              (1,610,355)
                                                                         ---------------  --------------       ------------------

Net increase in shares outstanding                                              840,747       1,249,266               36,849,506
                                                                         ---------------  --------------       ------------------

Ending shares                                                                 2,254,403       1,413,656               36,849,506
                                                                         ===============  ==============       ==================

*   Fund commenced operations on January 8, 1999.

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                            Balanced                       Equity Income
                                                                           Portfolio                         Portfolio
                                                                 -------------------------------   -------------------------------

                                                                  Year ended       Year ended       Year ended       Year ended
                                                                 December 31,     December 31,     December 31,     December 31,
                                                                     1999             1998             1999             1998
                                                                 -------------------------------   -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                      $       185,242  $        69,008  $       115,317  $        54,047
    Net realized gain on investments, futures contracts,
      and foreign currency related transactions                        148,258           73,015          199,162          192,938
    Net change in unrealized appreciation (depreciation)
      on investments, futures contracts and foreign currency
      related transactions                                             175,022          257,913         (233,913)          25,037
                                                                 --------------   --------------   --------------   --------------

    Net increase in net assets resulting
     from operations                                                   508,522          399,936           80,566          272,022
                                                                 --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                             (185,699)         (68,643)        (112,474)         (54,210)
    Net realized gains                                                 (92,940)         (56,389)        (327,155)        (109,174)
                                                                 --------------   --------------   --------------   --------------

    Total distributions                                               (278,639)        (125,032)        (439,629)        (163,384)
                                                                 --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
    Proceeds from shares sold                                        5,153,301        2,741,532        2,550,012        2,814,364
    Net asset value of shares issued through
     dividend reinvestment                                             278,639          125,032          439,629          163,384
    Cost of shares repurchased                                        (506,935)         (29,760)        (355,199)         (74,560)
                                                                 --------------   --------------   --------------   --------------

    Net increase in net assets from
     capital share transactions                                      4,925,005        2,836,804        2,634,442        2,903,188
                                                                 --------------   --------------   --------------   --------------

TOTAL INCREASE IN NET ASSETS                                         5,154,888        3,111,708        2,275,379        3,011,826
NET ASSETS:
    Beginning of period                                              4,572,758        1,461,050        4,695,137        1,683,311
                                                                 --------------   --------------   --------------   --------------

    End of period                                              $     9,727,646  $     4,572,758  $     6,970,516  $     4,695,137
                                                                 ==============   ==============   ==============   ==============
    Net Assets at end of period includes
      undistributed net investment income                      $           742  $           365  $         1,484  $          ----
                                                                 ==============   ==============   ==============   ==============

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                       401,205          140,640          403,852          152,372
                                                                 --------------   --------------   --------------   --------------

Shares sold                                                            436,860          252,322          209,770          244,072
Shares issued through dividend reinvestment                             23,528           11,070           38,718           14,080
Shares repurchased                                                     (41,235)          (2,827)         (28,229)          (6,672)
                                                                 --------------   --------------   --------------   --------------

Net increase in shares outstanding                                     419,153          260,565          220,259          251,480
                                                                 --------------   --------------   --------------   --------------

Ending shares                                                          820,358          401,205          624,111          403,852
                                                                 ==============   ==============   ==============   ==============

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                Growth & Income Equity
                                                                                     Portfolio
                                                                           -------------------------------

                                                                            Year ended       Year ended
                                                                           December 31,     December 31,
                                                                               1999             1998
                                                                           -------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income                                                $        58,659  $        34,637
    Net realized gain on investments, futures contracts,
      and foreign currency related transactions                                  230,954          299,371
    Net change in unrealized appreciation on investments,
      futures contracts and foreign currency
      related transactions                                                     1,678,750          571,684
                                                                           --------------   --------------

    Net increase in net assets resulting from operations                       1,968,363          905,692
                                                                           --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                        (58,640)         (35,035)
    Net realized gains                                                          (104,246)        (185,828)
                                                                           --------------   --------------

    Total distributions                                                         (162,886)        (220,863)
                                                                           --------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
    Proceeds from shares sold                                                  5,893,218        5,979,912
    Net asset value of shares issued through dividend reinvestment               162,886          220,863
    Cost of shares repurchased                                                  (510,033)        (210,468)
                                                                           --------------   --------------

    Net increase in net assets from capital share transactions                 5,546,071        5,990,307
                                                                           --------------   --------------

TOTAL INCREASE IN NET ASSETS                                                   7,351,548        6,675,136
NET ASSETS:
    Beginning of period                                                        9,066,495        2,391,359
                                                                           --------------   --------------

    End of period                                                        $    16,418,043  $     9,066,495
                                                                           ==============   ==============
    Net Assets at end of period includes
      undistributed net investment income                                $             2  $          ----
                                                                           ==============   ==============

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                                 755,861          223,292
                                                                           --------------   --------------

Shares sold                                                                      461,285          532,806
Shares issued through dividend reinvestment                                       12,120           18,488
Shares repurchased                                                               (38,537)         (18,725)
                                                                           --------------   --------------

Net increase in shares outstanding                                               434,868          532,569
                                                                           --------------   --------------

Ending shares                                                                  1,190,729          755,861
                                                                           ==============   ==============

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Riggs
                                                                              U.S. Government         Riggs
                                                                                Securities            Stock
                                                                               Portfolio **       Portfolio ***
                                                                              ----------------   ----------------

                                                                               Period ended       Period ended
                                                                               December 31,       December 31,
                                                                                   1999               1999
                                                                              ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                   $           4,538  $           1,528
    Net realized (loss) on investments, futures contracts,
      and foreign currency related transactions                                          (266)              (603)
    Net change in unrealized appreciation (depreciation)
      on investments, futures contracts and foreign currency
      related transactions                                                             (4,386)             4,397
                                                                              ----------------   ----------------

    Net increase (decrease) in net assets resulting from operations                      (114)             5,322
                                                                              ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                                ----               ----
    Net realized gains                                                                   ----               ----
                                                                              ----------------   ----------------

    Total distributions                                                                  ----               ----
                                                                              ----------------   ----------------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
    Proceeds from shares sold                                                          91,774            112,597
    Net asset value of shares issued through dividend reinvestment                       ----               ----
    Cost of shares repurchased                                                           (562)              (327)
                                                                              ----------------   ----------------

    Net increase in net assets from capital share transactions                         91,212            112,270
                                                                              ----------------   ----------------

TOTAL INCREASE IN NET ASSETS                                                           91,098            117,592
NET ASSETS:
    Beginning of period                                                               201,419            100,959
                                                                              ----------------   ----------------

    End of period                                                           $         292,517  $         218,551
                                                                              ================   ================
    Net Assets at end of period includes
      undistributed net investment income                                   $           4,538  $           1,528
                                                                              ================   ================

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                                       19,978              9,988
                                                                              ----------------   ----------------

Shares sold                                                                             9,199             11,287
Shares issued through dividend reinvestment                                              ----               ----
Shares repurchased                                                                        (56)               (32)
                                                                              ----------------   ----------------

Net increase in shares outstanding                                                      9,143             11,255
                                                                              ----------------   ----------------

Ending shares                                                                          29,121             21,243
                                                                              ================   ================

    **Fund commenced operations on October 15, 1999.
    **Fund commenced operations on November 3, 1999.


COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                             Small Cap Stock
                                                                                                Portfolio
                                                              --------------------------------------------------------------------
                                                                                                                 For the period
                                                                                                                from May 1, 1996
                                                               Year ended       Year ended       Year ended     (date of initial
                                                              December 31,     December 31,     December 31,    public offering) to
                                                                  1999             1998             1997        December 31, 1996
                                                              --------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $       11.982  $        13.105 $         10.922 $            10.512
                                                              --------------   --------------  ---------------  ------------------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                        0.015            0.051            0.057               0.057
         Net realized and unrealized gains                            5.307           (0.722)           2.217               0.843
                                                              --------------   --------------  ---------------  ------------------

       Total from investment operations                               5.322           (0.671)           2.274               0.900
                                                              --------------   --------------  ---------------  ------------------

       DISTRIBUTIONS
         Dividends from net investment income                        (0.035)          (0.017)          (0.055)             (0.055)
         Distributions from net realized gains                         ----           (0.435)          (0.036)             (0.435)
                                                              --------------   --------------  ---------------  ------------------

       Total distributions                                           (0.035)          (0.452)          (0.091)             (0.490)
                                                              --------------   --------------  ---------------  ------------------

NET ASSET VALUE, END OF PERIOD                               $       17.269  $        11.982 $         13.105 $            10.922
                                                              --------------   --------------  ---------------  ------------------

TOTAL RETURN                                                         44.56%           (5.40%)          20.89%               8.65%*
                                                              --------------   --------------  ---------------  ------------------

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (In millions)                  $        109.3  $          78.2 $           59.8 $              14.7

    RATIOS TO AVERAGE NET ASSETS (1):
       Expenses                                                       1.05%            0.95%            0.95%               0.95%**
       Net investment income                                          0.11%            0.45%            0.56%               0.87%**

    PORTFOLIO TURNOVER RATE                                          123.5%            62.4%            79.1%              102.4% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:                1.09%            1.12%            1.39%               2.68% **

    Ratio of Net Investment Income to Average Net Assets:             0.07%            0.28%            0.12%              (0.86%)**

*   Non-annualized
**  Annualized

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                            Quality Bond
                                                                                              Portfolio
                                                              -------------------------------------------------------------------
                                                                                                                For the period
                                                                                                               from May 1, 1996
                                                               Year ended      Year ended      Year ended      (date of initial
                                                              December 31,    December 31,    December 31,    public offering) to
                                                                  1999            1998            1997        December 31, 1996
                                                              -------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                        $       11.020  $       10.405  $       10.082  $              9.897
                                                              -------------   -------------   -------------   -------------------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                       0.459           0.490           0.446                 0.459
         Net realized and unrealized gains                          (0.631)          0.365           0.452                 0.102
                                                              -------------   -------------   -------------   -------------------

       Total from investment operations                             (0.172)          0.855           0.898                 0.561
                                                              -------------   -------------   -------------   -------------------

       DISTRIBUTIONS
         Dividends from net investment income                       (0.119)         (0.240)         (0.531)               (0.376)
         Distributions from net realized gains                      (0.060)           ----          (0.044)                 ----
                                                              -------------   -------------   -------------   -------------------

       Total distributions                                          (0.179)         (0.240)         (0.575)               (0.376)
                                                              -------------   -------------   -------------   -------------------

NET ASSET VALUE, END OF PERIOD                              $       10.669  $       11.020  $       10.405  $             10.082
                                                              -------------   -------------   -------------   -------------------

TOTAL RETURN                                                        (1.54%)          8.37%           9.06%                 5.68% *
                                                              -------------   -------------   -------------   -------------------

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (In millions)                 $         95.6  $         45.8  $         18.6  $                5.8

    RATIOS TO AVERAGE NET ASSETS (1):
       Expenses                                                      0.64%           0.65%           0.65%                 0.65% **
       Net investment income                                         5.67%           5.59%           5.92%                 5.94% **

    PORTFOLIO TURNOVER RATE                                         369.5%          255.4%          163.7%                181.3% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:               0.71%           0.86%           1.08%                 1.52% **

    Ratio of Net Investment Income to Average Net Assets:            5.60%           5.38%           5.49%                 5.07% **

*   Non-annualized
**  Annualized

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                             Select Equity
                                                                                               Portfolio
                                                             -----------------------------------------------------------------------
                                                                                                                  For the period
                                                                                                                 from May 1, 1996
                                                              Year ended       Year ended       Year ended       (date of initial
                                                             December 31,     December 31,     December 31,     public offering) to
                                                                 1999             1998             1997          December 31, 1996
                                                             -----------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $        16.076  $        13.966  $        10.742  $          10.084
                                                             --------------   --------------   --------------   ----------------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                       0.074            0.091            0.078              0.081
         Net realized and unrealized gains                           1.451            2.983            3.294              0.771
                                                             --------------   --------------   --------------   ----------------

       Total from investment operations                              1.525            3.074            3.372              0.852
                                                             --------------   --------------   --------------   ----------------

       DISTRIBUTIONS
         Dividends from net investment income                       (0.043)          (0.046)          (0.077)            (0.081)
         Distributions from net realized gains                      (1.446)          (0.918)          (0.071)            (0.113)
                                                             --------------   --------------   --------------   ----------------

       Total distributions                                          (1.489)          (0.964)          (0.148)            (0.194)
                                                             --------------   --------------   --------------   ----------------

NET ASSET VALUE, END OF PERIOD                             $        16.112  $        16.076  $        13.966  $          10.742
                                                             --------------   --------------   --------------   ----------------

TOTAL RETURN                                                         9.71%           22.56%           31.55%              8.52% *
                                                             --------------   --------------   --------------   ----------------

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (In millions)                $         249.7  $         197.8  $         106.9  $            23.8

    RATIOS TO AVERAGE NET ASSETS (1):
       Expenses                                                      0.77%            0.78%            0.83%              0.85% **
       Net investment income                                         0.55%            0.68%            0.81%              1.35% **

    PORTFOLIO TURNOVER RATE                                         133.8%           182.9%           134.8%             123.9% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:                 N/A            0.86%            1.00%              1.70% **

    Ratio of Net Investment Income to Average Net Assets:              N/A            0.60%            0.64%              0.50% **

*   Non-annualized
**  Annualized
N/A Not Applicable

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                           Large Cap Stock
                                                                                              Portfolio
                                                            -----------------------------------------------------------------------
                                                                                                                 For the period
                                                                                                                from May 1, 1996
                                                             Year ended       Year ended       Year ended       (date of initial
                                                            December 31,     December 31,     December 31,     public offering) to
                                                                1999             1998             1997          December 31, 1996
                                                            -----------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $        18.115  $        13.845  $        11.112  $            10.003
                                                            --------------   --------------   --------------   ------------------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                      0.105            0.098            0.113                0.124
         Net realized and unrealized gains                          3.057            4.357            3.560                1.304
                                                            --------------   --------------   --------------   ------------------

       Total from investment operations                             3.162            4.455            3.673                1.428
                                                            --------------   --------------   --------------   ------------------

       DISTRIBUTIONS
         Dividends from net investment income                      (0.026)          (0.043)          (0.118)              (0.122)
         Distributions from net realized gains                     (0.576)          (0.142)          (0.822)              (0.197)
                                                            --------------   --------------   --------------   ------------------

       Total distributions                                         (0.602)          (0.185)          (0.940)              (0.319)
                                                            --------------   --------------   --------------   ------------------

NET ASSET VALUE, END OF PERIOD                            $        20.675  $        18.115  $        13.845  $            11.112
                                                            --------------   --------------   --------------   ------------------

TOTAL RETURN                                                       17.64%           32.31%           33.25%               14.35% *
                                                            --------------   --------------   --------------   ------------------

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (In millions)               $         263.1  $         103.8  $          32.3  $              16.8

    RATIOS TO AVERAGE NET ASSETS (1):
       Expenses                                                     0.75%            0.75%            0.75%                0.75% **
       Net investment income                                        0.75%            0.77%            0.99%                1.56% **

    PORTFOLIO TURNOVER RATE                                         63.2%            62.4%            59.5%                35.5% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:              0.76%            0.94%            1.08%                1.23% **

    Ratio of Net Investment Income to Average Net Assets:           0.74%            0.58%            0.66%                1.08% **

*   Non-annualized
**  Annualized

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                          International Equity
                                                                                               Portfolio
                                                             -----------------------------------------------------------------------
                                                                                                                  For the period
                                                                                                                 from May 1, 1996
                                                              Year ended       Year ended       Year ended       (date of initial
                                                             December 31,     December 31,     December 31,     public offering) to
                                                                 1999             1998             1997          December 31, 1996
                                                             -----------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $        12.857  $        11.472  $        10.959  $            10.215
                                                             --------------   --------------   --------------   ------------------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                       0.083            0.117            0.122                0.096
         Net realized and unrealized gains                           3.534            1.491            0.539                0.755
                                                             --------------   --------------   --------------   ------------------

       Total from investment operations                              3.617            1.608            0.661                0.851
                                                             --------------   --------------   --------------   ------------------

       DISTRIBUTIONS
         Dividends from net investment income                       (0.068)          (0.220)          (0.137)              (0.086)
         Distributions from net realized gains                      (0.181)          (0.003)          (0.011)              (0.021)
                                                             --------------   --------------   --------------   ------------------

       Total distributions                                          (0.249)          (0.223)          (0.148)              (0.107)
                                                             --------------   --------------   --------------   ------------------

NET ASSET VALUE, END OF PERIOD                             $        16.225  $        12.857  $        11.472  $            10.959
                                                             --------------   --------------   --------------   ------------------

TOTAL RETURN                                                        28.52%           14.07%            5.96%                8.44% *
                                                             --------------   --------------   --------------   ------------------

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (In millions)                $         138.1  $         104.5  $          68.8  $              15.6

    RATIOS TO AVERAGE NET ASSETS (1):
       Expenses                                                      1.10%            0.91%            0.95%                0.95% **
       Net investment income                                         0.62%            0.97%            1.35%                1.43% **

    PORTFOLIO TURNOVER RATE                                          82.8%            74.0%            74.1%                48.2% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:               1.15%            1.09%            1.53%                3.80% **

    Ratio of Net Investment Income to Average Net Assets:            0.57%            0.79%            0.77%               (1.42%)**

*   Non-annualized
**  Annualized

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                             Bond Debenture
                                                                                               Portfolio
                                                             -----------------------------------------------------------------------
                                                                                                                  For the period
                                                                                                                 from May 1, 1996
                                                              Year ended       Year ended       Year ended       (date of initial
                                                             December 31,     December 31,     December 31,     public offering) to
                                                                 1999             1998             1997          December 31, 1996
                                                             -----------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $        12.381  $        12.112  $        10.970  $           10.098
                                                             --------------   --------------   --------------   -----------------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                       0.710            0.682            0.544               0.345
         Net realized and unrealized gains                          (0.293)           0.072            1.147               0.949
                                                             --------------   --------------   --------------   -----------------

       Total from investment operations                              0.417            0.754            1.691               1.294
                                                             --------------   --------------   --------------   -----------------

       DISTRIBUTIONS
         Dividends from net investment income                       (0.244)          (0.349)          (0.549)             (0.342)
         Distributions from net realized gains                      (0.079)          (0.136)            ----              (0.080)
                                                             --------------   --------------   --------------   -----------------

       Total distributions                                          (0.323)          (0.485)          (0.549)             (0.422)
                                                             --------------   --------------   --------------   -----------------

NET ASSET VALUE, END OF PERIOD                             $        12.475  $        12.381  $        12.112  $           10.970
                                                             --------------   --------------   --------------   -----------------

TOTAL RETURN                                                         3.40%            6.26%           15.63%              12.89% *
                                                             --------------   --------------   --------------   -----------------

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (In millions)                $         170.2  $         120.0  $          55.4  $              7.7

    RATIOS TO AVERAGE NET ASSETS (1):
       Expenses                                                      0.85%            0.85%            0.85%               0.85% **
       Net investment income                                         6.74%            6.58%            6.68%               7.26% **

    PORTFOLIO TURNOVER RATE                                          46.7%            84.7%           100.3%               58.1% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:               0.86%            0.93%            1.07%               2.05% **

    Ratio of Net Investment Income to Average Net Assets:            6.73%            6.50%            6.46%               6.06% **

*   Non-annualized
**  Annualized

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                           Mid-Cap Value
                                                                             Portfolio
                                                          -----------------------------------------------------
                                                                                              For the period
                                                                                            from August 20, 1997
                                                           Year ended       Year ended        (commencement
                                                          December 31,     December 31,     of operations) to
                                                              1999             1998         December 31, 1997
                                                          -----------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $        10.583  $        10.481  $             10.000
                                                          --------------   --------------   -------------------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                    0.042            0.032                 0.010
         Net realized and unrealized gains                        0.557            0.087                 0.481
                                                          --------------   --------------   -------------------

       Total from investment operations                           0.599            0.119                 0.491
                                                          --------------   --------------   -------------------

       DISTRIBUTIONS
         Dividends from net investment income                    (0.014)          (0.017)               (0.010)
         Distributions from net realized gains                     ----             ----                  ----
                                                          --------------   --------------   -------------------

       Total distributions                                       (0.014)          (0.017)               (0.010)
                                                          --------------   --------------   -------------------

NET ASSET VALUE, END OF PERIOD                          $        11.168  $        10.583  $             10.481
                                                          --------------   --------------   -------------------

TOTAL RETURN                                                      5.71%            1.11%                 4.90% *
                                                          --------------   --------------   -------------------

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (In millions)             $          29.4  $          18.3  $                2.2

    RATIOS TO AVERAGE NET ASSETS (1):
       Expenses                                                   1.25%            1.10%                 1.10% **
       Net investment income                                      0.50%            0.44%                 0.97% **

    PORTFOLIO TURNOVER RATE                                       64.3%            41.0%                  1.5% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:            1.41%            1.68%                 8.41% **

    Ratio of Net Investment Income to Average Net Assets:         0.34%           (0.14%)               (6.34%)**

*   Non-annualized
**  Annualized

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                           Large Cap Research
                                                                               Portfolio
                                                            ---------------------------------------------------
                                                                                               For the period
                                                                                              from August 20, 1997
                                                             Year ended       Year ended       (commencement
                                                            December 31,     December 31,     of operations) to
                                                                1999             1998         December 31, 1997
                                                            ---------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $        11.964  $         9.905  $           10.000
                                                            --------------   --------------   -----------------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                      0.026            0.069               0.017
         Net realized and unrealized gains                          3.023            2.023              (0.096)
                                                            --------------   --------------   -----------------

       Total from investment operations                             3.049            2.092              (0.079)
                                                            --------------   --------------   -----------------

       DISTRIBUTIONS
         Dividends from net investment income                      (0.022)          (0.033)             (0.016)
         Distributions from net realized gains                       ----             ----                ----
                                                            --------------   --------------   -----------------

       Total distributions                                         (0.022)          (0.033)             (0.016)
                                                            --------------   --------------   -----------------

NET ASSET VALUE, END OF PERIOD                            $        14.991  $        11.964  $            9.905
                                                            --------------   --------------   -----------------

TOTAL RETURN                                                       25.54%           21.04%              (0.74%)*
                                                            --------------   --------------   -----------------

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (In millions)               $          36.0  $          13.9  $              1.4

    RATIOS TO AVERAGE NET ASSETS (1):
       Expenses                                                     1.25%            1.10%               1.10% **
       Net investment income                                        0.41%            0.97%               1.53% **

    PORTFOLIO TURNOVER RATE                                         67.7%           103.0%                1.3% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:              1.38%            1.95%              10.04% **

    Ratio of Net Investment Income to Average Net Assets:           0.28%            0.12%              (7.41%)**

*   Non-annualized
**  Annualized

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                              Developing Growth
                                                                                  Portfolio
                                                               -----------------------------------------------------
                                                                                                  For the period
                                                                                                from August 20, 1997
                                                                Year ended       Year ended        (commencement
                                                               December 31,     December 31,     of operations) to
                                                                   1999             1998         December 31, 1997
                                                               -----------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $        11.241  $        10.549 $              10.000
                                                               --------------   --------------  --------------------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                        (0.073)          (0.025)                0.002
         Net realized and unrealized gains                             3.717            0.723                 0.549
                                                               --------------   --------------  --------------------

       Total from investment operations                                3.644            0.698                 0.551
                                                               --------------   --------------  --------------------

       DISTRIBUTIONS
         Dividends from net investment income                           ----             ----                (0.002)
         Distributions from net realized gains                          ----           (0.006)                 ----
                                                               --------------   --------------  --------------------

       Total distributions                                              ----           (0.006)               (0.002)
                                                               --------------   --------------  --------------------

NET ASSET VALUE, END OF PERIOD                               $        14.885  $        11.241 $              10.549
                                                               --------------   --------------  --------------------

TOTAL RETURN                                                          32.47%            6.60%                 5.52% *
                                                               --------------   --------------  --------------------

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (In millions)                  $          33.6             15.9 $                 1.7

    RATIOS TO AVERAGE NET ASSETS (1):
       Expenses                                                        1.15%            1.00%                 1.00% **
       Net investment income                                          (0.73%)          (0.47%)                0.18% **

    PORTFOLIO TURNOVER RATE                                            53.2%            18.7%                  9.1% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:                 1.34%            1.70%                 9.00% **

    Ratio of Net Investment Income to Average Net Assets:             (0.92%)          (1.17%)               (7.82%)**

*   Non-annualized
**  Annualized

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                         Lord Abbett
                                                                      Growth and Income
                                                                          Portfolio
                                                                      ------------------
                                                                      For the period from
                                                                       January 8, 1999
                                                                      (commencement of
                                                                       operations) to
                                                                      December 31, 1999
                                                                      ------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $            21.603
                                                                      ------------------

         INCOME FROM INVESTMENT OPERATIONS
           Net investment income                                                  0.274
           Net realized and unrealized gains                                      2.194
                                                                      ------------------

         Total from investment operations                                         2.468
                                                                      ------------------

         DISTRIBUTIONS
           Dividends from net investment income                                    ----
           Distributions from net realized gains                                   ----
                                                                      ------------------

         Total distributions                                                       ----
                                                                      ------------------

NET ASSET VALUE, END OF PERIOD                                      $            24.071
                                                                      ------------------

TOTAL RETURN                                                                     11.38% *
                                                                      ------------------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)                      $             887.0

       RATIOS TO AVERAGE NET ASSETS (1):
         Expenses                                                                 0.70% **
         Net investment income                                                    1.24% **

       PORTFOLIO TURNOVER RATE                                                    70.8% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Operating Expenses to Average Net Assets:                           N/A

       Ratio of Net Investment Income to Average Net Assets:                        N/A

*      Non-annualized
**     Annualized
N/A    Not Applicable

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                               Balanced
                                                                               Portfolio
                                                            ---------------------------------------------------
                                                                                               For the period
                                                                                              from July 1, 1997
                                                             Year ended       Year ended       (commencement
                                                            December 31,     December 31,     of operations) to
                                                                1999             1998         December 31, 1997
                                                            ---------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $        11.398  $        10.389  $           10.000
                                                            --------------   --------------   -----------------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                      0.232            0.223               0.123
         Net realized and unrealized gains                          0.581            1.152               0.477
                                                            --------------   --------------   -----------------

       Total from investment operations                             0.813            1.375               0.600
                                                            --------------   --------------   -----------------

       DISTRIBUTIONS
         Dividends from net investment income                      (0.233)          (0.222)             (0.124)
         Distributions from net realized gains                     (0.120)          (0.144)             (0.087)
                                                            --------------   --------------   -----------------

       Total distributions                                         (0.353)          (0.366)             (0.211)
                                                            --------------   --------------   -----------------

NET ASSET VALUE, END OF PERIOD                            $        11.858  $        11.398  $           10.389
                                                            --------------   --------------   -----------------

TOTAL RETURN                                                        7.14%           13.31%               6.01% *
                                                            --------------   --------------   -----------------

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (In millions)               $           9.7  $           4.6  $              1.5

    RATIOS TO AVERAGE NET ASSETS (1):
       Expenses                                                     1.10%            1.10%               1.10% **
       Net investment income                                        2.52%            2.54%               2.74% **

    PORTFOLIO TURNOVER RATE                                         27.4%            36.0%               13.6% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:              2.06%            3.08%               3.81% **

    Ratio of Net Investment Income to Average Net Assets:           1.56%            0.56%               0.03% **

*   Non-annualized
**  Annualized

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                              Equity Income
                                                                                Portfolio
                                                             ---------------------------------------------------
                                                                                               For the period
                                                                                              from July 1, 1997
                                                              Year ended       Year ended       (commencement
                                                             December 31,     December 31,    of operations) to
                                                                 1999             1998        December 31, 1997
                                                             ---------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $        11.626  $        11.047 $            10.000
                                                             --------------   --------------  ------------------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                       0.194            0.167               0.074
         Net realized and unrealized gains                           0.107            0.862               1.192
                                                             --------------   --------------  ------------------

       Total from investment operations                              0.301            1.029               1.266
                                                             --------------   --------------  ------------------

       DISTRIBUTIONS
         Dividends from net investment income                       (0.190)          (0.167)             (0.074)
         Distributions from net realized gains                      (0.568)          (0.283)             (0.145)
                                                             --------------   --------------  ------------------

       Total distributions                                          (0.758)          (0.450)             (0.219)
                                                             --------------   --------------  ------------------

NET ASSET VALUE, END OF PERIOD                             $        11.169  $        11.626 $            11.047
                                                             --------------   --------------  ------------------

TOTAL RETURN                                                         2.51%            9.35%              12.69% *
                                                             --------------   --------------  ------------------

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (In millions)                $           7.0  $           4.7 $               1.7

    RATIOS TO AVERAGE NET ASSETS (1):
       Expenses                                                      1.10%            1.10%               1.10% **
       Net investment income                                         1.85%            1.79%               1.65% **

    PORTFOLIO TURNOVER RATE                                          58.8%            79.4%               17.9% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:               2.23%            2.69%               3.58% **

    Ratio of Net Investment Income to Average Net Assets:            0.72%            0.20%              (0.83%)**

*   Non-annualized
**  Annualized

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                           Growth & Income Equity
                                                                                Portfolio
                                                             -----------------------------------------------------
                                                                                                For the period
                                                                                               from July 1, 1997
                                                              Year ended       Year ended        (commencement
                                                             December 31,     December 31,     of operations) to
                                                                 1999             1998         December 31, 1997
                                                             -----------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $        11.995  $        10.710 $              10.000
                                                             --------------   --------------  --------------------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                       0.049            0.057                 0.033
         Net realized and unrealized gains                           1.890            1.538                 0.793
                                                             --------------   --------------  --------------------

       Total from investment operations                              1.939            1.595                 0.826
                                                             --------------   --------------  --------------------

       DISTRIBUTIONS
         Dividends from net investment income                       (0.049)          (0.058)               (0.032)
         Distributions from net realized gains                      (0.097)          (0.252)               (0.084)
                                                             --------------   --------------  --------------------

       Total distributions                                          (0.146)          (0.310)               (0.116)
                                                             --------------   --------------  --------------------

NET ASSET VALUE, END OF PERIOD                             $        13.788  $        11.995 $              10.710
                                                             --------------   --------------  --------------------

TOTAL RETURN                                                        16.17%           14.95%                 8.26% *
                                                             --------------   --------------  --------------------

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (In millions)                $          16.4  $           9.1 $                 2.4

    RATIOS TO AVERAGE NET ASSETS (1):
       Expenses                                                      1.10%            1.10%                 1.10% **
       Net investment income                                         0.45%            0.65%                 0.87%

    PORTFOLIO TURNOVER RATE                                          37.8%            57.5%                 18.1% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:               1.59%            2.00%                 3.51% **

    Ratio of Net Investment Income to Average Net Assets:           (0.04%)          (0.25%)               (1.54%)**

*   Non-annualized
**  Annualized

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                      Riggs                             Riggs
                                                             U.S. Government Securities                 Stock
                                                                    Portfolio                         Portfolio
                                                                  For the period                    For the period
                                                               from November 3, 1999             from November 3, 1999
                                                                  (date of initial                  (date of initial
                                                                  public offering) to               public offering) to
                                                                  December 31, 1999                 December 31, 1999

NET ASSET VALUE, BEGINNING OF PERIOD                            $        10.158                   $        10.107
                                                                  --------------                    --------------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                            0.081                             0.072
         Net realized and unrealized gains                               (0.194)                            0.109
                                                                  --------------                    --------------

       Total from investment operations                                  (0.113)                            0.181
                                                                  --------------                    --------------

       DISTRIBUTIONS
         Dividends from net investment income                              ----                              ----
         Distributions from net realized gains                             ----                              ----
                                                                  --------------                    --------------

       Total distributions                                                 ----                              ----
                                                                  --------------                    --------------

NET ASSET VALUE, END OF PERIOD                                  $        10.045                   $        10.288
                                                                  --------------                    --------------

TOTAL RETURN                                                             (1.18%) *                        1.78% *
                                                                  --------------                    --------------

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (In millions)                     $           0.3                   $         0.2

    RATIOS TO AVERAGE NET ASSETS (1):
       Expenses                                                            0.85% **                       1.05% **
       Net investment income                                               6.10% **                       6.29% **

    PORTFOLIO TURNOVER RATE                                                10.5% *                         4.2% *


(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:                    41.14% **                      95.97% **

    Ratio of Net Investment Income to Average Net Assets:                (34.19%) **                    (88.63%) **

*   Non-annualized
**  Annualized


                                COVA SERIES TRUST
                          Notes to Financial Statements
                                December 31, 1999

1. Significant Accounting Policies
Cova Series Trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust offers fifteen diversified portfolios (each, a Fund and collectively, the Funds) each of which operates as a distinct investment vehicle of the Trust. J.P. Morgan Investment Management Inc. manages the Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, and International Equity Portfolio. Lord, Abbett & Co. manages the Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, and Lord Abbett Growth and Income Portfolio. Mississippi Valley Advisors Inc. manages the Balanced Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio. Riggs Bank N.A. manages the Riggs U.S. Government Securities Portfolio and Riggs Stock Portfolio.

The Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio commenced operations on April 2, 1996. The Balanced Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio commenced operations on July 1, 1997. The Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio commenced operations on August 20, 1997. The Lord Abbett Growth and Income Portfolio commenced operations on January 8, 1999. The Riggs U.S. Government Securities Portfolio commenced operations on October 15, 1999 and the Riggs Stock Portfolio commenced operations on November 3, 1999.

The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. Foreign fixed income securities are valued at their sale price as of the close of the securities exchange on which the securities are listed. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value.

Under the amortized cost method, investments are recorded at cost and any discount or premium is accreted or amortized, respectively, on a straight line basis to the maturity of the investment. Value on any given date equals original cost plus or minus accreted discount or amortized premium, respectively, to that date. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued at forward rates and are marked-to-market daily.

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income and Expenses - Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. Federal Income Taxes - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Funds have not recorded a provision for federal income taxes. In addition, any Funds subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Large Cap Stock and Quality Bond Portfolios, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 1999, the accumulated capital loss carryforwards and expiration dates by Fund were as follows: Quality Bond $3,023,092 expiring in 2007, Bond Debenture $2,276,221 expiring in 2007, Riggs U.S. Government Securities $266 expiring in 2007, and Riggs Stock $603 expiring in 2007.

For tax purposes, the Equity Income and Growth and Equity Income Portfolios elected to defer to its fiscal year ending December 31, 2000, $41,363 and $1,868 of losses, respectively, recognized during the period of November 1, 1999 to December 31, 1999.

E. Distribution of Income and Gains - The Funds annually declare, pay and automatically reinvest dividends from net investment income and distributions of any net realized capital gains.

F. Derivatives - A derivative financial instrument, in general terms, is a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Funds primarily use derivative instruments to protect against possible changes in the market value of their investments. All of the Funds' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation of investments.
Upon disposition, a realized gain or loss is recognized accordingly.

The primary risks associated with the use of these financial instruments for hedging purposes are the possibility of (a) an imperfect correlation between the change in market value of the hedged securities held by the Funds and the change in market value of these financial instruments, and (b) an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The following are brief descriptions of derivative instruments the Funds may hold.

a. Futures Contracts - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Funds are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

b. Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Funds to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised this loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

c. Forward Foreign Currency Contracts - The Quality Bond and International Equity Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. Foreign Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Fund does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

H. Repurchase Agreements - The Funds may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

I. Reverse Repurchase Agreements - The Funds may enter into reverse repurchase agreements with selected commercial banks or broker-dealers. In a reverse repurchase agreement, the Fund sells securities as collateral and agrees to repurchase them at a mutually agreed upon date and price. This practice is the equivalent of borrowing using the securities as collateral and can create leverage. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the collateral securities to be repurchased by the Fund may be delayed or limited.

2. Investment Advisory Agreement and Other Transactions with Affiliates
The Trust has entered into an investment advisory agreement with Cova Investment Advisory Corporation (the "Adviser"), pursuant to which the Adviser manages the investment operations of the Trust's affairs. On January 6, 2000, the Adviser's ultimate parent company, General American Mutual Holding Company, was acquired by the Metropolitan Life Insurance Company. The Adviser has entered into sub-advisory agreements with J.P. Morgan Investment Management Inc., Lord Abbett & Co., Mississippi Valley Advisors Inc., and Riggs Bank N.A. ( the "Sub-advisers") for investment advisory services in connection with the investment management of the Funds.

The Adviser supervises the Sub-advisers and makes recommendations to the Board of Trustees with respect to the retention or renewal of the sub-advisory agreements. The Adviser pays the Sub-advisers and bears the cost of compensating officers of the Trust.

Under the terms of the Funds' investment advisory agreement, the Funds pay the Adviser a monthly fee based upon annual rates applied to each of the Funds' average daily net assets as follows:

Fund                                   Average Daily Net Assets         % Per Annum

Small Cap Stock                        All                                .85%

Quality Bond                           First $75 Million                  .55%
                                       Over $75 Million                   .50%

Select Equity                          First $50 Million                  .75%
                                       Over $50 Million                   .65%

Large Cap Stock                        All                                .65%

International Equity                   First $50 Million                  .85%
                                       Over $50 Million                   .75%

Lord Abbett Growth and Income          All                                .65%

Bond Debenture                         All                                .75%

Mid-Cap Value                          All                                  1%

Large Cap Research                     All                                  1%

Developing Growth                      All                                .90%

Balanced                               All                                  1%

Equity Income                          All                                  1%

Growth & Income Equity                 All                                  1%

Riggs U.S. Government Securities       All                                .95%

Riggs Stock                            All                                .75%



For the period January 1, 1999 to April 30, 1999, the Adviser had voluntarily reimbursed each of the Funds, exclusive of the Lord Abbett Growth and Income Portfolio, for their operating expenses, exclusive of brokerage, advisory, or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of .10% of the average daily net assets of each Fund.

As of May 1, 1999, the Adviser has discontinued this reimbursement arrangement for the Small Cap, Select Equity, and International Equity Portfolios. Also, beginning May 1, 1999, the Adviser has reimbursed the Mid-Cap Value, Large Cap Research and Developing Growth Portfolios for their operating expenses, exclusive of brokerage, advisory, or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of .30% of the average daily net assets of each Fund.

The Trust has entered into a Custodian, Fund Accounting, and Transfer Agency Agreement with Investors Bank & Trust Company ("Investors Bank").

Cova Variable Annuity Account One and Five, Cova Variable Life Account One, Five, and Eight, and First Cova Variable Annuity Account One are separate investment accounts offered by Cova Financial Services Life Insurance Co. and its subsidiaries, Cova Financial Life Insurance Co. and First Cova Life Insurance Co. (collectively "Cova Life"). At December 31, 1999, Cova Life owned all shares of beneficial interest of each Fund except those listed below.



                                                          Percentage of Ownership
                                ----------------------------------------------------------------------

                                  Cova Life       Lord, Abbett & Co.    Mississippi Valley Advisors Inc.

Mid-Cap Value                       99.6%                0.4%                         --

Large Cap Research                  99.5%                0.5%                         --

Developing Growth                   99.6%                0.4%                         --

Balanced                            86.8%                 --                        13.2%

Equity Income                       81.9%                 --                        18.1%

Growth & Income Equity              91.2%                 --                         8.8%


3. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year or period ended December 31, 1999 were as follows:

                                                                          Purchases
                                    ------------------------------------------------------------------------------------
Portfolio:                                U.S. Government               Non-Government                       Total
----------                                ---------------               --------------                   ---------------
Small Cap Stock                            $           0               $    95,452,554                $    95,452,554
Quality Bond                                 293,514,679                    81,726,812                    375,241,491
Select Equity                                          0                   316,598,193                    316,598,193
Large Cap Stock                                  472,914                   263,050,365                    263,523,279
International Equity                                   0                    97,837,182                     97,837,182
Bond Debenture                                14,304,492                   113,132,435                    127,436,927
Mid-Cap Value                                          0                    24,741,053                     24,741,053
Large Cap Research                                     0                    29,465,523                     29,465,523
Developing Growth                                      0                    20,481,039                     20,481,039
Lord Abbett Growth and Income*                         0                 1,342,563,401                  1,342,563,401
Balanced                                       1,141,136                     4,463,941                      5,605,077
Equity Income                                          0                     5,644,025                      5,644,025
Growth & Income Equity                                 0                     9,510,185                      9,510,185
Riggs U.S. Government Securities**               332,518                             0                        332,518
Riggs Stock***                                         0                       220,899                        220,899



                                                                            Sales
                                    ------------------------------------------------------------------------------------
Portfolio:                                U.S. Government               Non-Government                       Total
----------                               ----------------               --------------                   ---------------
Small Cap Stock                            $           0               $    99,476,197                $    99,476,197
Quality Bond                                 260,174,629                    49,900,632                    310,075,261
Select Equity                                          0                   294,057,915                    294,057,915
Large Cap Stock                                  360,000                   136,697,117                    137,057,117
International Equity                                   0                    93,613,126                     93,613,126
Bond Debenture                                 7,309,688                    63,407,235                     70,716,923
Mid-Cap Value                                          0                    14,778,368                     14,778,368
Large Cap Research                                     0                    15,223,732                     15,223,732
Developing Growth                                      0                    11,404,084                     11,404,084
Lord Abbett Growth and Income*                         0                   566,555,386                    566,555,386
Balanced                                               0                     1,751,490                      1,751,490
Equity Income                                          0                     3,368,373                      3,368,373
Growth & Income Equity                                 0                     4,548,107                      4,548,107
Riggs U.S. Government Securities**                24,992                             0                         24,992
Riggs Stock***                                         0                         7,405                          7,405

*   Portfolio commenced January 8, 1999.
**  Portfolio commenced October 15, 1999.
*** Portfolio commenced November 3, 1999.

At December 31, 1999, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:



                             Federal Income         Gross Unrealized        Gross Unrealized            Unrealized Net
Portfolio:                      Tax Cost              Appreciation           (Depreciation)       Appreciation/(Depreciation)
---------                    --------------         ----------------        ----------------      ---------------------------
Small Cap Stock                $74,712,217             $35,064,037            ($5,763,128)               $29,300,909

Quality Bond                   102,602,669                  82,648             (3,268,199)                (3,185,551)

Select Equity                  226,636,085              39,616,099            (19,103,476)                20,512,623

Large Cap Stock                232,630,079              50,867,747            (24,394,798)                26,472,949

International Equity           107,348,707              34,252,392             (4,317,258)                29,935,134

Bond Debenture                 170,621,005               6,570,564            (10,251,263)                (3,680,699)

Mid-Cap Value                   27,687,173               3,319,147             (2,121,437)                 1,197,710

Large Cap Research              29,257,039               5,552,667             (1,863,492)                 3,689,175

Developing Growth               25,444,165               9,203,404             (2,968,953)                 6,234,451

Lord Abbett Growth and Income  790,033,032             119,460,427            (52,055,557)                67,404,870

Balanced                         7,729,483               1,056,236               (578,403)                   477,833

Equity Income                    6,791,944                 610,737               (696,002)                   (85,265)

Growth & Income Equity          12,823,320               3,530,593             (1,181,947)                 2,348,646

Riggs U.S. Government Securities   307,260                     - -                 (4,386)                    (4,386)

Riggs Stock                        212,891                  10,915                 (6,518)                     4,397



4. Futures Contracts

Transactions in futures contracts for the year ended December 31, 1999, were as follows:



                                                           Large           Quality
                                                         Cap Stock          Bond
                                                         Portfolio        Portfolio

Futures Contracts Outstanding at December 31, 1998          12               --

  Contracts Opened                                          154             1,050

  Contracts Closed                                         (155)            (732)
                                                      -------------    -------------

Futures Contracts Outstanding at December 31, 1999          11               318
                                                      =============    =============

The futures contracts outstanding as of December 31, 1999 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                    Unrealized Appreciation/
                                                      Contracts            Notional Value                (Depreciation)
                                                      ---------            --------------           ------------------------
Large Cap Stock Portfolio:
S & P 500 Index Futures                                     11               $ 4,081,550                        $ 141,971
March 2000 - Long

Quality Bond Portfolio:
U.S. Treasury Bond Futures                                  95               $ 8,639,063                      $ (322,316)
March 2000 - Long

Quality Bond Portfolio:
U.S. Treasury Note 5 Year Futures                            2                 $ 196,031                          $ 2,551
March 2000 - Short

Quality Bond Portfolio:
U.S. Treasury Note 10 Year Futures                         221              $ 21,184,922                        $ 416,510
March 2000 - Short



5. Forward Foreign Currency Contracts

Open forward foreign currency contracts for the International Equity Portfolio at December 31, 1999, were as follows:

                                                                                                             Unrealized
Forward Foreign Currency Contracts to Buy:                       Value at              In Exchange         Appreciation/
    Settlement Date      Contracts to Receive                December 31, 1999         for U.S. $          (Depreciation)
-------------------------------------------------------------------------------------------------------------------------
       1/19/2000              783,000 Euro                       $ 790,498            $   790,924           $      (426)
       1/19/2000        313,022,186 Japanese Yen                 3,074,934              2,992,469                 82,465
       1/19/2000       555,850 New Zealand Dollar                  290,777                288,981                  1,796
                                                                                                        ----------------
                                                                                                                  83,835
                                                                                                        ================

                                                                                                             Unrealized
Forward Foreign Currency Contracts to Sell:                      Value at              In Exchange         Appreciation/
    Settlement Date      Contracts to Deliver                December 31, 1999         for U.S. $          (Depreciation)
-------------------------------------------------------------------------------------------------------------------------
       1/19/2000             2,190,000 Euro                    $ 2,210,971            $ 2,233,269            $    22,297
       1/19/2000        676,156,367 Japanese Yen                 6,642,138              6,551,583               (90,555)
       1/19/2000       555,850 New Zealand Dollar                  290,777                290,148                  (629)
                                                                                                        ----------------
                                                                                                                (68,887)
                                                                                                        ================
